Execution Version 1 AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT This Amendment No. 2 (this “Amendment”), dated as of April 28, 2022, amends that certain Master Repurchase Agreement, dated as of August 25, 2020 (as amended by that certain Amendment No. 1, dated as of September 24, 2021, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Repurchase Agreement”), by and between Barclays Bank PLC, as purchaser and agent (“Purchaser”), and loanDepot.com, LLC, as seller (“Seller”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Repurchase Agreement. WHEREAS, the parties hereto desire to amend the Repurchase Agreement as described below. NOW, THEREFORE, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between Purchaser and Seller as follows: Section 1. Amendments. Effective as of the date hereof, the Repurchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. Section 2. Fees and Expenses. Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser in connection with this Amendment, including, without limitation, all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser incurred in connection with this Amendment, in accordance with Section 2 and Section 3 of that certain Master Repurchase Agreement Pricing Side Letter, dated as of August 25, 2020 (as amended by that certain Amendment No. 1, dated as of September 29, 2020, that certain Amendment No. 2, dated as of November 24, 2020, that certain Amendment No. 3, dated as of December 18, 2020, that certain Amendment No. 4, dated as of March 10, 2020, that certain Amendment No. 5, dated as of April 16, 2021, that certain Amendment No. 6, dated as of August 18, 2021, that certain Amendment No. 7, dated as of September 24, 2021, and that certain Amendment No. 8, dated as of April 28, 2022, as further as amended, restated, supplemented, or otherwise modified from time to time, the “Pricing Side Letter”), by and between Seller and Purchaser, and Section 24(a) of the Repurchase Agreement. Section 3. Effectiveness of Amendment. The parties hereto agree that this Amendment shall not be effective until the execution and delivery to Purchaser of this Amendment by the parties hereto, the execution and delivery to Purchaser of (i) Amendment No. 8 to the Pricing Side Letter, dated as of April 28, 2022, (ii) Amendment No. 2 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of April 28, 2022, and (iii) Amendment No. 1 to Mortgage Loan Participation Purchase and Sale Agreement Pricing Side Letter, dated as of April 28, 2022, in each case, by the parties thereto.

2 Section 4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Repurchase Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Repurchase Agreement (or in any other document relating to the Mortgage Loans) to “this Agreement,” “the Repurchase Agreement,” “hereof,” “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Repurchase Agreement other than as set forth herein. Section 5. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns. Section 6. Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Repurchase Agreement or any provision hereof or thereof. Section 7. Representations. In order to induce Purchaser to execute and deliver this Amendment, Seller hereby represents to Purchaser that as of the date hereof (i) it is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents. Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Section 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested. The parties agree that this Amendment, any addendum, exhibit or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with E-Sign, UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be reasonably chosen by a signatory hereto, including but not limited to DocuSign.

Signature Page to Amendment No. 2 to Barclays-loanDepot Master Repurchase Agreement IN WITNESS WHEREOF, each undersigned party has caused this Amendment No. 2 to the Repurchase Agreement to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written. BARCLAYS BANK PLC, as Purchaser and Agent By: Name: Title: Grace Park MD

Signature Page to Amendment No. 2 to Barclays-loanDepot Master Repurchase Agreement LOANDEPOT.COM, LLC, as Seller, By: Name: Title:

EXHIBIT A 065037.0000231 EMF_US 89633929v4

CONFORMED THROUGH AMENDMENT NO. 12, DATED AS OF SEPTEMBER 24APRIL 28, 20212022 MASTER REPURCHASE AGREEMENT Between BARCLAYS BANK PLC, as Purchaser and Agent and LOANDEPOT.COM, LLC, as Seller Dated as of August 25, 2020

-i- TABLE OF CONTENTS1 1. APPLICABILITY 1 2. DEFINITIONS AND INTERPRETATION 1 3. THE TRANSACTIONS 2633 4. [RESERVED] 2836 5. TAKEOUT COMMITMENTSTAKEOUT COMMITMENTS 2836 6. PAYMENT AND TRANSFER 2937 7. MARGIN MAINTENANCE 2937 8. TAXES; TAX TREATMENT 3038 9. EFFECT OF BENCHMARK TRANSITION EVENT32BENCHMARK REPLACEMENT 41 10. SECURITY INTEREST; PURCHASER’S APPOINTMENT AS ATTORNEY-IN-FACT 3342 11. CONDITIONS PRECEDENT 3544 12. RELEASE OF PURCHASED ASSETS 3948 13. RELIANCE 3948 14. REPRESENTATIONS AND WARRANTIES 3948 15. COVENANTS OF SELLER 4351 16. REPURCHASE OF PURCHASED ASSETS 5159 17. SERVICING OF THE MORTGAGE LOANS; SERVICER TERMINATION 5160 18. EVENTS OF DEFAULT 5463 19. REMEDIES 5665 20. DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE 5968 21. USE OF EMPLOYEE PLAN ASSETS 5968 22. INDEMNITY 5968 23. WAIVER OF ORDER OF DISPOSITION RIGHTS 6069 24. REIMBURSEMENT; SET-OFF 6069 25. FURTHER ASSURANCES 6271 26. ENTIRE AGREEMENT; PRODUCT OF NEGOTIATION 6271 27. TERMINATION 6271 28. REHYPOTHECATION; ASSIGNMENT 6371 29. AMENDMENTS, ETC. 6473 30. SEVERABILITY 6473 31. BINDING EFFECT; GOVERNING LAW 6473 32. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS 6473 33. SINGLE AGREEMENT 6574 34. INTENT 6574 35. NOTICES AND OTHER COMMUNICATIONS 6776 36. CONFIDENTIALITY 6877 37. DUE DILIGENCE 6978 38. USA PATRIOT ACT; OFACSANCTIONS AND ANTI-TERRORISM 7079 39. EXECUTION IN COUNTERPARTS 7180 40. CONTRACTUAL RECOGNITION OF BAIL-IN 7181 1 Table of Contents was amended by Amendment No. 2, dated as of April 28, 2022.

41. CONTRACTUAL RECOGNITION OF UK STAY IN RESOLUTION 7181 42. NOTICE REGARDING CLIENT MONEY RULES. 7281 -ii-

SCHEDULES AND EXHIBITS EXHIBIT A-1 MONTHLY CERTIFICATION EXHIBIT A-2 QUARTERLY CERTIFICATION EXHIBIT B REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE LOANS EXHIBIT C FORM OF TRANSACTION REPRESENTATIONS EXHIBIT D PREFUNDING REQUEST EXHIBIT E FORM OF WAREHOUSE LENDER’S RELEASE EXHIBIT F LIST OF DISAPPROVED MEMBERS OF THE MORTGAGE BACKED SECURITIES DIVISION OF THE FIXED INCOME CLEARING CORPORATION EXHIBIT G RESERVED EXHIBIT H FORM OF SELLER MORTGAGE LOAN SCHEDULE EXHIBIT I FORM OF CORRESPONDENT SELLER RELEASE EXHIBIT J FORM OF SELLER FINANCIAL STATEMENTS (ANNUAL) EXHIBIT K FORM OF SELLER FINANCIAL STATEMENTS (PERIODIC) EXHIBIT L TAKEOUT INVESTORS -i-

MASTER REPURCHASE AGREEMENT Dated as of August 25, 2020 BETWEEN: BARCLAYS BANK PLC, in its capacity as purchaser (together with its permitted successors and assigns in such capacity hereunder, “Barclays” or a “Purchaser”) and agent pursuant hereto (together with its permitted successors and assigns in such capacity hereunder, “Agent”), and loanDepot.com, LLC, in its capacity as a seller (together with its permitted successors and assigns in such capacity hereunder, “Seller”). 1. APPLICABILITY Purchaser may from time to time, upon the terms and conditions set forth herein, agree to enter into transactions on an uncommitted basis in which Seller sells to Purchaser Eligible Mortgage Loans, on a servicing-released basis, and, if applicable, Takeout MBS, against the transfer of funds by Purchaser, with a simultaneous agreement by Purchaser to transfer to Seller such Purchased Assets on a date certain not later than one year following such transfer, against the transfer of funds by Seller; provided, that the Aggregate MRA Purchase Price shall not exceed, as of any date of determination, the lesser of (a) the Maximum Aggregate Purchase Price (less the Aggregate EPF Purchase Price) and (b) the Asset Base. Each such transaction shall be referred to herein as a “Transaction,” and shall be governed by this Agreement. This Agreement sets forth the procedures to be used in connection with periodic requests for Purchaser to enter into Transactions with Seller. Seller hereby acknowledges that Purchaser is under no obligation to enter into, any Transaction pursuant to this Agreement. Seller acknowledges that during the term of this Agreement, Agent may undertake to join any of Sheffield Receivables Corporation, Barclays Bank Delaware, Salisbury Receivables Company LLC, and Barclays CCP Funding LLC as additional purchasers under this Agreement and provided that such entities enter into a customary nondisclosure agreement with Seller, Seller hereby consents to the joinder of such additional purchasers. In the event that Agent undertakes to join any other asset-backed commercial paper conduits administered by Agent or any Affiliate of the Agent as additional purchasers under this Agreement, such additional purchasers may be joined hereunder with prior written notice to Seller provided that such entities are either financial institutions or financial participants, as such terms are defined in Bankruptcy Code Sections 101(22) and 101(22)(A), respectively, and provided further that such entities enter into a customary nondisclosure agreement with Seller. 2. DEFINITIONS AND INTERPRETATION (a) Defined Terms.

- 2 - “30+ Day Delinquent Mortgage Loan” means any Mortgage Loan that, as of any determination date, using the MBA Methodology, is thirty (30) or more days delinquent (inclusive of any grace period). “Accepted Servicing Practices” means with respect to any Mortgage Loan, those accepted, customary and prudent mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions that service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with the requirements of each Agency Program, applicable law, FHA regulations and VA regulations, if applicable, and the requirements of any private mortgage insurer so that the FHA insurance, VA guarantee or any other applicable insurance or guarantee in respect of any Mortgage Loan is not voided or reduced. “Accrual Period” means, with respect to each Monthly Payment Date for any Transaction, the immediately prior calendar month beginning with the first calendar day of such month to and including the last calendar day of such month; provided that with respect to the first Monthly Payment Date of a Transaction following the related Purchase Date, the Accrual Period shall commence on the related Purchase Date and provided further that the last Accrual Period shall end on the day prior to the Termination Date.2 “Additional Eligible Loan Criteria” has the meaning assigned thereto in the Pricing Side Letter. “Additional Purchased Mortgage Loans” has the meaning assigned thereto in Section 7(b) hereof. “Adjustable Rate Mortgage Loan” means a Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable in respect thereto. “Affiliate” means with respect to any specified entity, any other entity controlling or controlled by or under common control with such specified entity. For the purposes of this definition, “control” when used with respect to a specified entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” having meanings correlative to the foregoing. For the avoidance of doubt, none of (a) MTH Mortgage, LLC, MSC Mortgage, LLC, TRI Pointe Connect, LLC, Day One Mortgage, LLC, Farm Bureau Mortgage, LLC, LGI Mortgage Solutions LLC, Henlopen Mortgage, LLC, BRP Home Mortgage, LLC, CUSA Affordable Housing, LLC, Commercial Agency USA, LLC, (b) any Permitted Holder or (c) any joint venture formed by Seller or the Permitted Holders after the date hereof in which (i) Seller holds a non-controlling interest and (ii) whose financial 2 The definition of “Accrual Period” was amended by Amendment No. 2, dated as of April 28, 2022.

- 3 - “Aggregate MRA Purchase Price” means as of any date of determination, an amount equal to the aggregate Outstanding Purchase Price for all Purchased Assets then subject to Transactions under this Agreement.35 “Agreement” means this Master Repurchase Agreement (including all exhibits, schedules and other addenda thereto), as it may be amended, further supplemented or otherwise modified from time to time. “ALTA” means the American Land Title Association. performance has no material impact on Seller’s financial performance; in all cases shall be considered an Affiliate for purposes of this Agreement or any other Program Document. 13 “Agency” means Freddie Mac, Fannie Mae or Ginnie Mae, as applicable. “Agency Guide” means the Freddie Mac Guide, the Fannie Mae Guide, or the Ginnie Mae Guide, as applicable. “Agency Mortgage Loans” means Fannie Mae Mortgage Loans, Freddie Mac Mortgage Loans, and Ginnie Mae Mortgage Loans. For the avoidance of doubt, the term “Agency Mortgage Loans” does not include Agency Scratch and Dent Mortgage Loans. “Agency Program” means the Freddie Mac Program, the Fannie Mae Program or the Ginnie Mae Program, as applicable. “Agency Scratch and Dent Mortgage Loan” means a first lien Mortgage Loan originated by Seller and intended to be originated in accordance with the criteria of Fannie Mae, Freddie Mac or Ginnie Mae, as applicable, except such Mortgage Loan is not eligible for sale to or pooling with the Agency. “Agent” has the meaning set forth in the preamble. “Aggregate EPF Purchase Price” means as of any date of determination, an amount equal to the aggregate Outstanding Purchase Price (as defined in the Mortgage Loan Participation Purchase and Sale Agreement) for all Participation Certificates (as defined in the Mortgage Loan Participation Purchase and Sale Agreement) then owned by Purchaser under the Mortgage Loan Participation Purchase and Sale Agreement.24 13 The definition of “Affiliate” was amended by Amendment No. 1, dated as of September 24, 2021. 24 The definition of “Aggregate EPF Purchase Price” was amended by Amendment No. 1, dated as of September 24, 2021. 35 The definition of “Aggregate MRA Purchase Price” was amended by Amendment No. 1, dated as of September 24, 2021.

- 4 - “Applicable Agency” means Ginnie Mae, Fannie Mae or Freddie Mac, as applicable. “Applicable Margin” has the meaning assigned thereto in the Pricing Side Letter. “Approvals” means with respect to Seller, the approvals obtained from the Applicable Agency or HUD in designation of Seller as a Ginnie Mae-approved issuer, an FHA-approved mortgagee, a VA-approved lender, a Fannie Mae-approved lender or a Freddie Mac-approved Seller/Servicer, as applicable, in good standing. “Asset Base” has the meaning assigned thereto in the Pricing Side Letter. “Assignment and Acceptance” has the meaning assigned thereto in Section 28(b) hereof. “Assignment of Mortgage” means, with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage to Purchaser. “ATR Rules”: means the “ability to repay” rules specified in the federal Truth-in-Lending Act as amended pursuant to rulemaking authority provided under the federal Dodd-Frank Act which require lenders to make a reasonable, good-faith determination that a Mortgagor has an ability to repay the loan as determined by the following eight (8) underwriting factors: (i) current or reasonably expected income or assets (other than the value of the property that secures the loan) that the Mortgagor will rely on to repay the loan, (ii) current employment status (if the originator relies on employment income when assessing the Mortgagor’s ability to repay), (iii) monthly mortgage payment for the loan, (iv) monthly payment on any simultaneous loans secured by the same property, (v) monthly payments for property taxes and required insurance, and certain other costs related to the property such as homeowners association fees or ground rent, (vi) debts, alimony, and child-support obligations, (vii) monthly debt-to-income ratio or residual income, calculated using the total of all of the mortgage and nonmortgage obligations listed above, as a ratio of gross monthly income and (viii) credit history.46 “Attorney Bailee Letter” has the meaning assigned thereto in the Custodial and Disbursement Agreement. “Authoritative Copy” means, with respect to an eNote, the unique copy of such eNote that is within the Control of the Controller. “Bail-In Action” means the exercise by the Bank of England (or any successor resolution authority) of any write-down or conversion power existing from time to time (including, without limitation, any power to amend or alter the maturity of eligible liabilities of an institution under resolution or amend the amount of interest payable under such eligible liabilities or the date on which interest becomes payable, including by suspending payment for a temporary period and together with any power to terminate and value transactions) under, and 46 The definition of “ATR Rules” was amended by Amendment No. 1, dated as of September 24, 2021.

- 5 - “Benchmark” means, initially LIBOR, Term SOFR; provided that if a replacementBenchmark Transition Event has occurred pursuant to Section 9with respect to Term SOFR or the then-current Benchmark, then “"Benchmark”" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced thesuch prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.5 pursuant to Section 9.7 “Benchmark Replacement” means the sum of: (1) For purposes of Section 9(b), the first alternative set forth below that can be determined by the Agent: (a) the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for a tenor of one-month’s duration, or (b) the sum of: (i) Daily Compounded SOFR and (ii) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of LIBOR with a SOFR-based rate having approximately the same length as the Accrual Period; and (1) (2) For purposes of Section 9(c), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Agent and the Purchaser as the replacement for the relevant tenor of such Benchmark giving due consideration to (a) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body at such time or exercised in compliance with, any laws, regulations, rules or requirements in effect in the United Kingdom relating to the transposition of the European Banking Recovery and Resolution Directive as amended from time to time, including but not limited to, the Banking Act 2009 as amended from time to time, and the instruments, rules and standards created thereunder, pursuant to which Purchaser’s obligations (or those of Purchaser’s affiliates) can be reduced (including to zero), canceled or converted into shares, other securities, or other obligations of Purchaser or any other person. “Bank” means (i) Deutsche Bank National Trust Company and its successors and permitted assigns or (ii) such other bank as may be mutually acceptable to the Seller and the Purchaser. “Bankruptcy Code” means 11 U.S.C. §§ 101 et seq., as amended from time to time. 5 The definition of “Benchmark” was added by Amendment No. 1, dated as of September 24, 2021. 7 The definition of “Benchmark” was added by Amendment No. 1, dated as of September 24, 2021, and Amendment No. 2, dated as of April 28, 2022.

- 6 - provided that, if at any time, the Benchmark Replacement as so determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and theany other Program Documents.68 “Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Accrual Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the SellerPurchaser giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjustedthe factors set forth in clauses (1)(a) and (1)(b) in the definition of Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Accrual Period,” timing and frequency of determining rates and making payments of interest, timing of seller requests orfor repurchase, the applicability and length of lookback periods and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement).79 (b) any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated for determining a rate of interest for Dollar-denominated syndicated or bilateral credit facilities at such time; and (2) the Benchmark Replacement Adjustment, 68 The definition of “Benchmark Replacement” was added by Amendment No. 1, dated as of September 24, 2021, and Amendment No. 2, dated as of April 28, 2022. 79 The definition of “Benchmark Replacement Conforming Changes” was amended by Amendment No. 1, dated as of September 24, 2021, and Amendment No. 2, dated as of April

- 7 - “Benchmark Replacement Date” means the date on which a Benchmark Replacement becomes effective pursuant to Section 9.10 “Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all applicable tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any applicable tenor of such Benchmark or, (b) all applicable tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.8 or that such Benchmark is or will not be in compliance or aligned with the International Organization of Securities Commissions Principals for Financial Benchmarks, (c) Agent determines in its sole discretion that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining such Benchmark, or (d) Agent determines in its sole discretion that the adoption of any Change in Law or in the interpretation or application thereof shall make it unlawful for Purchaser to accrue Price Differential based on such Benchmark.11 “Business Day” means (A) any day other than (i) a Saturday or Sunday, or (ii) a day upon which the New York Stock Exchange or the Federal Reserve Bank of New York is closed., or (iii) with respect to any day on which the parties hereto have obligations to the Custodian or on which the Custodian has obligations to any party hereto, a day upon Amendment No. 1, dated as of September 24, 2021, and Amendment No. 2, dated as of April 28, 2022. 10 The definition of “Benchmark Replacement Date” was added by Amendment No. 2, dated as of April 28, 2022. 8 The definition of “Benchmark Transition Event” was amended by Amendment No. 1, dated as of September 24, 2021; the definitions of “Benchmark Replacement Date,” “Benchmark Transition Start Date” and “Benchmark Unavailability Period” were removed by Amendment No. 1, dated as of September 24, 2021. 11 The definition of “Benchmark Transition Event” was amended by Amendment No. 1, dated as of September 24, 2021, and Amendment No. 2, dated as of April 28, 2022; the definitions of “Benchmark Replacement Date,” “Benchmark Transition Start Date” and “Benchmark Unavailability Period” were deleted by Amendment No. 1, dated as of September 24, 2021.

- 8 - which the Custodian’s offices are closed, and (B) with respect to any calculation of Term SOFR, a U.S. Government Securities Business Day.12 “Certification” has the meaning assigned thereto in the Custodial and Disbursement Agreement. “Change in Control” means (a) any event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 51% or more of the equity securities of loanDepot, Inc., a Delaware corporation, entitled to vote for members of the board of directors or equivalent governing body of Seller on a fully-diluted basis, (b) the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action taken in connection with any securitization transaction or routine sales of Mortgage Loans) or (c) the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s equity outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not equityholders of the Seller immediately prior to such merger, consolidation or other reorganization.913 “Change in Law” means (a) the adoption of any Requirement of Law, rule or regulation after the date of this Agreement, (b) any change in any Requirement of Law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by Purchaser with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collection Account” means the following account established by the Seller in accordance with Section 17(e) for the benefit of Purchaser, Account Number: 01419647, ABA: # 021001033. “Collection Account Bank” means (i) JPMorgan Chase Bank, N.A. and its successors and permitted assigns or (ii) such other bank as may be mutually acceptable to the Seller and the Purchaser. “Collection Account Control Agreement” means that certain Collection Account Control Agreement, dated as of August 25, 2020, by and among Purchaser, Seller and Bank, in form and 12 The definition of “Business Day” was amended by Amendment No. 2, dated as of April 28, 2022.

- 9 - substance reasonably acceptable to Purchaser to be entered into with respect to the Collection Account, as the same may be amended, modified or supplemented from time to time.14 “Compounded SOFR” means the compounded average of SOFRs for the applicable month, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Accrual Period) being established by the Agent in accordance with: (a) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; or (b) if, and to the extent that, the Agent determines that Compounded SOFR cannot be determined in accordance with clause (a) above, then the rate, or methodology for this rate, and conventions for this rate that the Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time; provided that if the Agent decides that any such rate, methodology or convention determined in accordance with clause (a) or clause (b) above is not administratively feasible for the Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement”. “Confirmation” has the meaning assigned thereto in Section 4 hereof. “Contract” means an agreement between an Originator and any Obligor, pursuant to or under which such Obligor shall be obligated to pay for merchandise, insurance or services from time to time. “Control” means, with respect to an eNote, the “control” of such eNote within the meaning of UETA and/or, as applicable, E-Sign, which is established by reference to the MERS eRegistry and any party designated therein as the Controller. “Controller” means, with respect to an eNote, the party designated in the MERS eRegistry as the “Controller”, and who in such capacity shall be deemed to be “in control” or to be the “controller” of such eNote within the meaning of UETA or E-Sign, as applicable. 913 The definition of “Change in Control” was amended by Amendment No. 1, dated as of September 24, 2021. 14 The definition of “Compounded SOFR” was deleted by Amendment No. 2, dated as of April 28, 2022.

- 10 - “Correspondent Loan” means a Mortgage Loan that is (i) originated by a Correspondent Seller and underwritten in accordance with Seller’s underwriting guidelines and (ii) acquired by Seller from a Correspondent Seller in the ordinary course of business. “Correspondent Seller” means a mortgage loan originator that sells Mortgage Loans originated by it to Seller as a “correspondent” or “private label” client. “Correspondent Seller Release” means, with respect to any Correspondent Loan, a release by the related Correspondent Seller of all right, title and interest, including any security interest, in such Correspondent Loan, in a form substantively similar to the form of Exhibit I attached hereto, as reasonably and mutually agreed to by Seller and Agent. “Current Business Operations” means all operations related to: being a mortgage-related technology company; the origination, servicing and sale of residential mortgages, home equity loans, consumer loans and other financial assets; the acquisition of newly originated residential mortgages and other financial assets; the acquisition of mortgage servicing rights and servicing rights for other financial assets; the acquisition of residential mortgage-backed securities; title insurance; settlement services; appraisal management services; default-related services to servicers and asset managers; title services; insurance brokerage; real estate brokerage services; issuing, sponsoring, pooling of or acquisition of publicly offered and privately issued mortgage backed securities, mortgage participation certificates and pools of un-securitized mortgage loans, and reasonably related ancillary activities. “Custodial and Disbursement Agreement” means that certain Custodial and Disbursement Agreement, dated as of August 25, 2020, among Seller, Purchaser, Agent, Disbursement Agent and Custodian, entered into in connection with this Agreement and the Mortgage Loan Participation Purchase and Sale Agreement, as the same may be amended, modified or supplemented from time to time. “Custodian” means Deutsche Bank National Trust Company, and its successors and permitted assigns, or such other entity as mutually agreed upon by Agent and Seller.15 “Daily Compounded SOFR” means, for any day, SOFR, with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback) being established by the Agent in accordance with a methodology and the conventions for this rate selected or recommended by the Relevant Governmental Body for determining "Daily Compounded SOFR" for syndicated or bilateral business loans; provided that, if the Agent decides that any such 15 The definition of “Daily Compounded SOFR” was amended by Amendment No. 1, dated as of September 24, 2021; and was deleted by Amendment No. 2, dated as of April 28, 2022.

- 11 - “Early Opt-in Election” means the occurrence of:11 (1) (i) a determination by the Agent or (ii) a notification by the Purchaser to the Agent (with a copy to the Seller) that the Purchaser has determined that U.S. dollar-denominated syndicated or bilateral credit facilities being executed at such time, contain (as a result of amendment or as convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion.10 “Default” means any event that, with the giving of notice or the passage of time or both, would constitute an Event of Default. “Default Rate” has the meaning assigned thereto in the Pricing Side Letter. “Delegatee” means, with respect to an eNote, the party designated in the MERS® eRegistry as the “Delegatee” or “Delegatee for Transfers”, and in such capacity is authorized by the Controller to perform certain MERS® eRegistry transactions on behalf of the Controller, such as a Transfer of Control and a Transfer of Control and Location. “Disbursement Agent” means Deutsche Bank National Trust Company and its successors and permitted assigns, or such other entity as mutually agreed upon by Agent and Seller. “Dollars” or “$” means, unless otherwise expressly stated, lawful money of the United States of America. “Due Date” means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. “Due Diligence Review Amount” has the meaning assigned thereto in the Pricing Side Letter. “Economic and Trade Sanctions and Anti-Terrorism Laws” means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, or bribery, all as amended, supplemented or replaced from time to time.16 10 The definition of “Daily Compounded SOFR” was amended by Amendment No. 1, dated as of September 24, 2021. 16 The definition of “Early Opt-in Election” was amended by Amendment No. 1, dated as of September 24, 2021, and was deleted by Amendment No. 2, dated as of April 28, 2022. 11 The definition of “Early Opt-in Election” was amended by Amendment No. 1, dated as of September 24, 2021.

originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based on SOFR) as a benchmark rate, and (2) (i) the election by the Agent or (ii) the election by the Purchaser to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Agent of written notice of such election to the Seller and the Purchaser or by the Purchaser of written notice of such election to the Agent. “Effective Date” means August 25, 2020. “Electronic Agent” means MERSCORP Holdings, Inc., or its successor in interest or assigns. “Electronic Record” means, as the context requires, (i) “Record” and “Electronic Record,” both as defined in E-Sign, and shall include but not be limited to, recorded telephone conversations, fax copies or electronic transmissions, including without limitation, those involving the Warehouse Electronic System, and (ii) with respect to an eMortgage Loan, the related eNote and all other documents comprising the Mortgage File electronically created and that are stored in an electronic format, if any. “Electronic Tracking Agreement” means one or more Electronic Tracking Agreements with respect to (x) the tracking of changes in the ownership, mortgage servicers and servicing rights ownership of Purchased Mortgage Loans held on the MERS System, and (y) the tracking of the Control of eNotes held on the MERS eRegistry, each in a form acceptable to Agent. “Electronic Transmission” means the delivery of information in an electronic format acceptable to the applicable recipient thereof. An Electronic Transmission shall be considered written notice for all purposes hereof (except when a request or notice by its terms requires execution). “Eligible Mortgage Loan” means a Mortgage Loan that (i) satisfies each of the representations and warranties in Exhibit B to this Agreement in all material respects, (ii) if such Mortgage Loan is (a) a Fannie Mae Mortgage Loan, a Freddie Mac Mortgage Loan, or a Ginnie Mae Mortgage Loan, it is in Strict Compliance with the eligibility requirements of the Ginnie Mae Program, Fannie Mae Program or Freddie Mac Program, as applicable, (b) a Jumbo Mortgage Loan, it conforms with all requirements of Seller’s underwriting guidelines, which are subject to Purchaser’s approval in its sole good faith discretion, (iii) with respect to all Mortgage Loans other than Wet-Ink Mortgage Loans, contains all required documents in the Mortgage File without exceptions unless otherwise waived by Purchaser or permitted pursuant to the terms of this Agreement or the Custodial and Disbursement Agreement, and (iv) satisfies the Additional Eligible Loan Criteria. “eMortgage Loan” means a Mortgage Loan with respect to which there is an eNote and as to which some or all of the other documents comprising the related Mortgage File may be - 12 -

- 13 - “eNote Replacement Failure” shall have the meaning set forth in the Custodial and Disbursement Agreement.1520 “EPF Custodial Account Control Agreement” means that certain Custodial Account Control Agreement, dated as of August 25, 2020, among Seller, Purchaser and Bank entered into in connection with the Mortgage Loan Participation Purchase and Sale Agreement, as the same shall be amended, supplemented or otherwise modified from time to time. “EPF Pricing Side Letter” means that certain Pricing Side Letter, dated as of August 25, 2020, between Seller and Purchaser entered into in connection with the Mortgage Loan Participation Purchase and Sale Agreement, as the same shall be amended, supplemented or otherwise modified from time to time. “EPF Program Documents” means the Mortgage Loan Participation Purchase and Sale Agreement, the EPF Pricing Side Letter, the EPF Custodial Account Control Agreement and all other agreements, documents and instruments entered into by Seller on the one hand, and Purchaser or one of its Affiliates (or Custodian on its behalf) and/or Agent or one of its Affiliates on the other, in connection herewith or therewith with respect to the transactions contemplated hereunder or thereunder and all amendments, restatements, modifications or supplements thereto. “ERISA” means, with respect to any Person, the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder. created electronically and not by traditional paper documentation with a pen and ink signature.1217 “eNote” means, with respect to any eMortgage Loan, the electronically created and stored Mortgage Note that is a Transferable Record.1318 “eNote Delivery Requirement” shall have the meaning set forth in Section 6(c) of this Agreement.1419 1217 The definition of “eMortgage Loan” was moved pursuant to Amendment No. 1, dated as of September 24, 2021. 1318 The definition of “eNote” was moved pursuant to Amendment No. 1, dated as of September 24, 2021. 1419 The definition of “eNote Delivery Requirement” was moved pursuant to Amendment No. 1, dated as of September 24, 2021. 1520 The definition of “eNote Replacement Failure” was moved pursuant to Amendment No. 1, dated as of September 24, 2021.

- 14 - “eVault” means an electronic repository established and maintained by an eVault Provider for delivery and storage of eNotes.1722 “eVault Provider” means Document Systems, Inc. d/b/a DocMagic, or its successor in interest or assigns, or such other entity agreed upon by Custodian and Agent.1823 “Event of Default” has the meaning assigned thereto in Section 17 hereof. “Event of Insolvency” means, with respect to any Person, (i) the filing of a voluntary petition (or the consent by such Person to the filing of any such petition against it), commencing, or authorizing the commencement of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another; or such Person shall consent or seek to the appointment of or taking possession by a custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official of such Person, or for any substantial part of its Property, or any general assignment for the benefit of creditors; “Escrow Agreement” means that certain Fourth Amended and Restated Escrow Agreement, dated as of August 16, 2016, as amended through that certain Amendment No. 7 and Joinder to Fourth Amended and Restated Escrow Agreement, dated as of the date hereof, by and among Seller, Purchaser and the other parties thereto, as the same may be amended, supplemented or otherwise modified from time to time. “Escrow Instruction Letter” means the Escrow Instruction Letter from Seller to the Settlement Agent in a form reasonably and mutually agreed to by Seller and Agent. “Escrow Payments” means, with respect to a Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water charges, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of the Mortgage or any other document. “E-Sign” means the federal Electronic Signatures in Global and National Commerce Act, as amended from time to time.1621 1621 The definition of “E-Sign” was moved pursuant to Amendment No. 1, dated as of September 24, 2021. 1722 The definition of “eVault” was moved pursuant to Amendment No. 1, dated as of September 24, 2021. 1823 The definition of “eVault Provider”” was moved pursuant to Amendment No. 1, dated as of September 24, 2021.

(ii) a proceeding shall have been instituted against such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, moratorium, delinquency or liquidation law of any jurisdiction, whether now or subsequently in effect, or a custodian, receiver, conservator, liquidator, trustee, sequestrator or similar official for such Person or such Person’s Property (as a debtor or creditor protection procedure) is appointed by any Governmental Authority having the jurisdiction to do so or takes possession of such Property and any such proceeding is not stayed or dismissed within sixty (60) days of filing; (iii) that such Person or any Affiliate shall become “insolvent” as such term is defined in Section 101(32)(A) of the Bankruptcy Code; (iv) that such Person shall (a) admit in writing its inability to pay or discharge its debts or obligations generally as they become due or mature, (b) admit in writing its inability to, or intention not to, perform any of its material obligations, or (c) generally fail to pay any of its debts or obligations as they become due or mature; or (v) any Governmental Authority shall have seized or appropriated, or assumed custody or control of, all or any substantial part of the Property of such Person, or shall have taken any action to displace the management of such Person. “Excluded Taxes” means any Taxes imposed on or with respect to Purchaser or required to be withheld or deducted from a payment to Purchaser: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of Purchaser being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Purchaser with respect to an applicable interest in this Agreement pursuant to a law in effect on the date on which (i) such Purchaser acquires such interest in this Agreement or the other Program Documents or (ii) such Purchaser changes its lending office, except in each case to the extent that amounts with respect to such Taxes were payable either to such Purchaser's assignor immediately before such Purchaser became a party hereto or to such Purchaser immediately before it changed its lending office, (c) Taxes attributable to Purchaser’s failure to timely furnish the IRS Forms described in or otherwise comply with the provisions of Sections 8(d), and (d) any withholding taxes imposed under FATCA. “Fannie Mae” means the Federal National Mortgage Association or any successor thereto. “Fannie Mae Agreement” means that certain Wiring Instruction and Release of Interest Agreement, dated the date hereof, by and among Barclays, Seller, the Custodian and Fannie Mae. “Fannie Mae Guide” means the Fannie Mae MBS Selling and Servicing Guide, as such Guide may hereafter from time to time be amended. - 15 -

- 16 - “Fannie Mae Mortgage Loan” means a mortgage loan that is in Strict Compliance on the related Purchase Date with the eligibility requirements specified for the applicable Fannie Mae Program described in the Fannie Mae Guide. “Fannie Mae Program” means the Fannie Mae Guaranteed Mortgage-Backed Securities Programs, as described in the Fannie Mae Guide. “Fannie Mae Security” means an ownership interest in a pool of Fannie Mae Mortgage Loans, evidenced by a book-entry account in a depository institution having book-entry accounts at the Federal Reserve Bank of New York, issued and guaranteed, with respect to timely payment of interest and ultimate payment of principal, by Fannie Mae and backed by a pool of Fannie Mae Mortgage Loans, in substantially the principal amount and with substantially the other terms as specified with respect to such Fannie Mae Security in the related Takeout Commitment, if any. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FHA” means the Federal Housing Administration, an agency within HUD, or any successor thereto, and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA regulations. “FHA 203k Loan” means a Mortgage Loan that is eligible for FHA’s 203(k) loan program. “FHA Buyout Loan” means an Eligible Mortgage Loan that (a) is insured by FHA, (b) is a Ginnie Mae Mortgage Loan, (c) has been purchased out of a Ginnie Mae Security, and (d) is not a Modified Loan. “FICO Score” means the credit score of the Mortgagor provided by Fair, Isaac & Company, Inc. or such other organization providing credit scores on or immediately prior to the Origination Date of a Mortgage Loan. “Floor” has the meaning assigned thereto in the Pricing Side Letter.1924 “Foreign Purchaser” has the meaning assigned thereto in Section 8(d). 1924 The definition of “Floor” was added by Amendment No. 1, dated as of September 24, 2021.

- 17 - “Freddie Mac” means the Federal Home Loan Mortgage Corporation, and its successors in interest. “Freddie Mac Agreement” means that certain Repurchase Addendum to Freddie Mac Forms 996 and 996E, dated the date hereof, by and among Barclays, Seller, the Custodian and Freddie Mac. “Freddie Mac Guide” means the Freddie Mac Sellers’ and Servicers’ Guide, as such Guide may hereafter from time to time be amended. “Freddie Mac Mortgage Loan” means a mortgage loan that is in Strict Compliance on the related Purchase Date with the eligibility requirements specified for the applicable Freddie Mac Program described in the Freddie Mac Guide. “Freddie Mac Program” means the Freddie Mac Home Mortgage Guarantor Program or the Freddie Mac FHA/VA Home Mortgage Guarantor Program, as described in the Freddie Mac Guide. “Freddie Mac Security” means a modified pass-through mortgage-backed participation certificate, evidenced by a book-entry account in a depository institution having book-entry accounts at the Federal Reserve Bank of New York, issued and guaranteed, with respect to timely payment of interest and ultimate payment of principal, by Freddie Mac and backed by a pool of Freddie Mac Mortgage Loans in substantially the principal amount and with substantially the other terms as specified with respect to such Freddie Mac Security in the related Takeout Commitment, if any. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America. “Ginnie Mae” means the Government National Mortgage Association and its successors in interest, a wholly-owned corporate instrumentality of the government of the United States of America. “Ginnie Mae Guide” means the Ginnie Mae Mortgage-Backed Securities Guide, as such Guide may hereafter from time to time be amended. “Ginnie Mae Mortgage Loan” means a mortgage loan that is in Strict Compliance on the related Purchase Date with the eligibility requirements specified for the applicable Ginnie Mae Program in the applicable Ginnie Mae Guide, and such mortgage loan has not been purchased out of a Ginnie Mae Security.2025 “Ginnie Mae Program” means the Ginnie Mae Mortgage-Backed Securities Programs, as described in the Ginnie Mae Guide. 2025 The definition of “Ginnie Mae Mortgage Loan” was amended by Amendment No. 1, dated as of September 24, 2021.

- 18 - “Hsieh Investors” shall mean each of the JLSSAA Trust, established September 4, 2014, JLSA, LLC, Trilogy Mortgage Holdings, Inc., Trilogy Management Investors Six, LLC, Trilogy Management Investors Seven, LLC and Trilogy Management Investors Eight, LLC and each of their respective Affiliates.2227 “HUD” means the Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA mortgage insurance. The term “HUD,” for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and Ginnie Mae. “Ginnie Mae Security” means a fully-modified pass-through mortgage-backed certificate guaranteed by Ginnie Mae, evidenced by a book-entry account in a depository institution having book-entry accounts at the Federal Reserve Bank of New York and backed by a pool of Ginnie Mae Mortgage Loans, in substantially the principal amount and with substantially the other terms as specified with respect to such Ginnie Mae Security in the related Takeout Commitment.2126 “Governmental Authority” means any nation or government, any state or other political subdivision, agency or instrumentality thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over Seller. “Hash Value” means, with respect to an eNote, the unique, tamper-evident digital signature of such eNote that is stored with MERS. “Hedge Instrument” means any interest rate cap agreement, interest rate floor agreement, interest rate swap agreement or other interest rate hedging agreement entered into by Seller with a counterparty reasonably acceptable to Agent, in each case with respect to the Mortgage Loans. “High Cost Mortgage Loan” means a Mortgage Loan that is (a) subject to, covered by or in violation of the provisions of the Homeownership and Equity Protection Act of 1994, as amended, (b) a “high cost,” “covered,” “threshold,” “abusive,” “predatory” or “high risk” mortgage loan under any federal, state or local law, or any similarly classified loan using different terminology under any law imposing heightened regulation, scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees, or any other state or other regulation providing assignee liability to holders of such mortgage loans, (c) subject to or in violation of any such or comparable federal, state or local statutes or regulations, or (d) a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the current version of the Standard & Poor’s LEVELS® Glossary Revised, Appendix E. 2126 The definition of “Ginnie Mae Security” was amended by Amendment No. 1, dated as of September 24, 2021. 2227 The definition of “Hsieh Investors” was added by Amendment No. 1, dated as of September 24, 2021.

- 19 - “Income” means, with respect to any Purchased Asset at any time, any principal and/or interest thereon and all dividends, sale proceeds and all other proceeds as defined in Section 9-102(a)(64) of the Uniform Commercial Code and all other collections and distributions thereon (including, without limitation, any proceeds received in respect of mortgage insurance) but excluding any Escrow Payments and any and all fees, reimbursements and income entitled to be retained by a Servicer pursuant to the related Servicing Agreement. “Incremental Purchase Price” has the meaning assigned thereto in Section 3(i) hereof. “Indebtedness” has the meaning assigned thereto in the Pricing Side Letter. “Indemnified Party” has the meaning assigned thereto in Section 22(a). “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or withheld or deducted from any payment made by the Seller to a Purchaser with respect to this Agreement or the other Program Documents, and (ii) any Other Taxes. “Intercreditor Agreement” means that certain Fourth Amended and Restated Intercreditor Agreement, dated as of August 16, 2016, as amended through that certain Amendment No. 7 and Joinder to Fourth Amended and Restated Intercreditor Agreement, dated as of the date hereof, by and among Seller, Purchaser and the other parties thereto, as the same may be amended, supplemented or otherwise modified from time to time. “Initial Purchase Price” has the meaning assigned thereto in the Pricing Side Letter.2328 “Investment Company Act” means the Investment Company Act of 1940, as amended, including all rules and regulations promulgated thereunder. “Joint Securities Account Control Agreement” means that certain Fourth Amended and Restated Joint Securities Account Control Agreement, dated as of August 16, 2016, as amended through that certain Amendment No. 7 and Joinder to Fourth Amended and Restated Joint Securities Account Control Agreement, dated as of the date hereof, by and among Seller, Purchaser and the other parties thereto, as the same may be amended, supplemented or otherwise modified from time to time. “Jumbo Mortgage Loan” means a first lien Mortgage Loan which (i) conforms with all requirements of Seller’s underwriting guidelines, which are subject to Purchaser’s approval in its sole good faith discretion, as the same may be amended, supplemented or otherwise modified 2328 The definition of “Initial Purchase Price” was amended by Amendment No. 1, dated as of September 24, 2021.

- 20 - from time to time and (ii) has the benefit of the safe harbor from liability under the ATR Rules or a rebuttable presumption for such liability.2930 “LIBOR” means for each day, the rate (adjusted for statutory reserve requirements for eurocurrency liabilities) for eurodollar deposits for a period equal to one month appearing on Bloomberg Screen US 0001M Page or if such rate ceases to appear on Bloomberg Screen US 0001M Page, or any other service providing comparable rate quotations as selected by Purchaser or Agent on behalf of Purchaser in good faith from time to time for purposes of providing quotations of interest rates applicable to U.S. dollar deposits in the London interbank market for deposits in Dollars with a term equivalent to such Accrual Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Accrual Period. As used herein, LIBOR shall be the daily reset of LIBOR with one month maturity.24 “Lien” means any mortgage, deed of trust, lien, claim, pledge, charge, security interest or similar encumbrance. “Location” means, with respect to an eNote, the location of such eNote which is established by reference to the MERS eRegistry. “Margin Call” has the meaning assigned thereto in Section 7(b) hereof. “Margin Deficit” has the meaning assigned thereto in Section 7(b) hereof. “Market Value” means, with respect to any Transaction and as of any date of determination, (i) the value ascribed to a Purchased Asset or a Mortgage Loan by Agent in its sole, good faith discretion, using methodology customarily used by Agent to value similar assets and (ii) zero, with respect to any Mortgage Loan that is a Purchased Asset but is not an Eligible Mortgage Loan. “Master Netting Agreement” means that certain Global Netting and Security Agreement, dated as of August 25, 2020, among Purchaser, Seller, and certain Affiliates of Purchaser, entered into in connection with this Agreement and the Mortgage Loan Participation Purchase and Sale Agreement, as the same shall be amended, supplemented or otherwise modified from time to time. 29 The definition of “LIBOR” was amended by Amendment No. 1, dated as of September 24, 2021, and was deleted by Amendment No. 2, dated as of April 28, 2022. 30 The definition of “LIBOR Floor” was deleted by Amendment No. 1, dated as of September 24, 2021 24 The definition of “LIBOR” was amended by Amendment No. 1, dated as of September 24, 2021; the definition of “LIBOR Floor” was removed by Amendment No. 1, dated as of September 24, 2021.

- 21 - “Material Adverse Change” means, with respect to a Person, any material adverse change in the business, condition (financial or otherwise), operations or Property of such Person including the insolvency of such Person or its Parent Company, if applicable. “Material Adverse Effect” means (a) a Material Adverse Change with respect to Seller or any of its Affiliates that is a party to any Program Document; (b) a material impairment of the ability of Seller or Servicer or any of their respective Affiliates that is a party to any Program Document to perform under any Program Document to which it is a party; (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Document against Seller or any of its Affiliates that is a party to any Program Document; (d) a material adverse effect on the Market Value of the Purchased Assets taken as a whole; or (e) a material adverse effect on the Approvals of Seller.2531 “Maturity Date” has the meaning assigned thereto in the Pricing Side Letter. “Maximum Age Since Origination” has the meaning assigned thereto in the Pricing Side Letter. “Maximum Aggregate Purchase Price” has the meaning assigned thereto in the Pricing Side Letter. “MBA Methodology” means a method of calculating delinquency of a Mortgage Loan based upon the Mortgage Banker Association method, under which method a Mortgage Loan is considered delinquent if the Monthly Payment related to such Mortgage Loan has not been received by the end of the day immediately preceding the loan’s next Due Date. “MERS” means Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto. “MERS Designated Mortgage Loan” means any Mortgage Loan as to which the related Mortgage or Assignment of Mortgage, has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note. “MERS eDelivery” means the transmission system operated by the Electronic Agent that is used to deliver eNotes, other Electronic Records and data from one MERS eRegistry member to another using a system-to-system interface and conforming to the standards of the MERS eRegistry. “MERS eRegistry” means the electronic registry operated by the Electronic Agent that acts as the legal system of record that identifies the Controller, Delegatee and Location of the Authoritative Copy of registered eNotes. “MERS Org ID” means a number assigned by the Electronic Agent that uniquely identifies MERS members, or, in the case of a MERS Org ID that is a “Secured Party Org ID”, 2531 The definition of “Material Adverse Effect” was amended by Amendment No. 1, dated as of September 24, 2021.

- 22 - “Minimum Transfer Amount” means an amount equal to $250,000, provided that if an Event of Default has occurred, the Minimum Transfer Amount shall be zero.2632 “Modified Loan” means an Eligible Mortgage Loan that (a) is insured by FHA or guaranteed by the VA, (b) (1) was purchased out of a Ginnie Mae Security or from a third-party whole loan investor solely as a result of modifications to such Eligible Mortgage Loan, or (2) was purchased out of a Ginnie Mae Security or from a third-party whole loan investor as a result of delinquent mortgage payments, but, without any loan modifications, subsequently became reperforming and (c) is a Ginnie Mae Mortgage Loan. “Monthly Payment” means the scheduled monthly payment of principal and interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an Adjustable Rate Mortgage Loan. “Monthly Payment Date” means the tenth (10th) day of each calendar month beginning with September 2020; provided that if such day is not a Business Day, the next succeeding Business Day. “Mortgage” means a mortgage, deed of trust, or other security instrument, securing a Mortgage Note. “Mortgage File” has the meaning assigned thereto in the Custodial and Disbursement Agreement. “Mortgage Interest Rate” means, with respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note. “Mortgage Loan” means a Ginnie Mae Mortgage Loan, a Fannie Mae Mortgage Loan, an FHA 203k Loan, a Freddie Mac Mortgage Loan, a Jumbo Mortgage Loan, an Agency Scratch and Dent Mortgage Loan, an FHA Buyout Loan, a VA Buyout Loan, a Modified Loan, or a Wet-Ink Mortgage Loan.2733 “Mortgage Loan Participation Purchase and Sale Agreement” means that certain Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 25, 2020, uniquely identifies MERS eRegistry members, which assigned numbers for each of Agent, Seller and Custodian have been provided to the parties hereto. “MIN” means the mortgage identification number of Mortgage Loans registered with MERS on the MERS System. 2632 The definition of “Minimum Transfer Amount” was added by Amendment No. 1, dated as of September 24, 2021. 2733 The definition of “Mortgage Loan” was amended by Amendment No. 1, dated as of September 24, 2021.

- 23 - between Purchaser and Seller, as the same may be amended, modified or supplemented from time to time. “Mortgage Note” means a promissory note or other evidence of indebtedness of the obligor thereunder (including an eNote), evidencing a Mortgage Loan, and secured by the related Mortgage. “Mortgaged Property” means the real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note. “Mortgagee” means the record holder of a Mortgage Note secured by a Mortgage. “Mortgagor” means the obligor or obligors on a Mortgage Note, including any person who has assumed or guaranteed the obligations of the obligor thereunder. “Negative Amortization” means the portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of such Mortgage Loan. “Non-Utilization Fee” has the meaning assigned thereto in the Pricing Side Letter. “Obligations” means (a) all amounts due and payable by Seller to Purchaser in connection with a Transaction hereunder, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and other obligations and liabilities of Seller to Purchaser arising under, or in connection with, the Program Documents or directly related to the Purchased Assets, whether now existing or hereafter arising; (b) any and all sums paid by Purchaser or on behalf of Purchaser pursuant to the Program Documents in order to preserve any Purchased Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller’s indebtedness, obligations or liabilities referred to in clause (a), the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Asset, or of any exercise by Purchaser of its rights under the Program Documents, including without limitation, reasonable attorneys’ fees and disbursements and court costs; and (d) all of Seller’s indemnity obligations to Purchaser pursuant to the Program Documents. “Obligor” means a Person obligated to make payments pursuant to a Contract; provided that in the event that any payments in respect of a Contract are made by any other Person, such other Person shall also be deemed to be an Obligor. “OFAC” means the Office of Foreign Assets Control of the United States Department of Treasury.34 34 The definition of “OFAC Lists” was deleted by Amendment No. 2, dated as of April 28, 2022.

- 24 - “Outstanding Purchase Price” means, for any Purchased Asset, as of any date of determination, the Initial Purchase Price thereof, as reduced by any amount thereof repaid to the Purchaser pursuant to the terms of the Agreement and as increased by any Incremental Purchase Price related to such Purchased Asset.2836 “Parent Company” means a corporation or other entity owning at least 50% of the outstanding shares of voting stock of Seller. “Parthenon Investors” shall mean each of Parthenon Investors III, L.P., PCap Associates, Parthenon Capital Partners Fund, L.P., Parthenon Investors IV, L.P., Parthenon Capital Partners Fund II, L.P. and PCP Managers, L.P. and each of their respective Affiliates. 2937 “OFAC Lists” has the meaning ascribed to it in Section 38(a). “OFSI” means the Office of Financial Sanctions Implementation of the United Kingdom’s HM Treasury.35 “Originator” means Seller or any other third party originator as mutually agreed upon by Agent and Seller. “Other Agreement” means any (A) warehouse, credit, repurchase, line of credit, financing or hedging agreements or other similar agreement relating to any Indebtedness in an amount greater than $10,000,000 between Seller or any of its Affiliates or Subsidiaries, on the one hand, and any Person, on the other hand, or (B) warehouse, credit, repurchase, line of credit, financing or hedging agreements or other agreement relating to any Indebtedness (including, without limitation, the Program Documents and the EPF Program Documents) in any amount entered into between Seller or any of its Affiliates or Subsidiaries, on the one hand, and Purchaser or any of its Affiliates, on the other hand. “Other Connection Taxes” means, with respect to Purchaser, Taxes imposed as a result of a present or former connection between Purchaser and the jurisdiction imposing such Tax (other than connections arising from Purchaser having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Program Document, or sold or assigned an interest in any Purchased Asset or any Program Document). “Other Taxes” has the meaning assigned thereto in Section 8(b). 35 The definition of “OFSI” was added by Amendment No. 2, dated as of April 28, 2022. 2836 The definition of “Outstanding Purchase Price” was added by Amendment No. 1, dated as of September 24, 2021. 2937 The definition of “Parthenon Investors” was added by Amendment No. 1, dated as of September 24, 2021.

"Permitted Holders" means the Parthenon Investors and the Hsieh Investors.[30][38]

"Permitted Tax Distributions": As to any taxable period of Seller for which Seller, if a corporation, makes an S corporation election, or if a multi-member limited liability company or a partnership, does not make an election with the Internal Revenue Service to be treated as a corporation, an annual or quarterly distribution necessary to enable each shareholder, partner or member, as applicable, of Seller to pay income taxes attributable to such shareholder, partner or member resulting solely from such shareholder's, partner's or member's allocated share of income of Seller for such period).

"Person" means any legal person, including any individual, corporation, partnership, association, joint stock company, trust, limited liability company, unincorporated organization, governmental entity or other entity of similar nature.

"Prefunding Request" means a written request (which may be delivered electronically) of Seller that Purchaser prefund Transactions expected to occur on the following Business Day, which request shall be in the form of Exhibit D hereto or such other form as shall be mutually agreed upon between Seller and Purchaser, which is deemed to be delivered to the Purchaser in accordance with Section 3(c) herein.

"Price Differential" means, with respect to any Purchased ~~Mortgage Loan~~Asset or Transaction as of any date of determination, an amount equal to the ~~sum, for all days elapsed during the related Accrual Period, of the~~ product of (A) the Pricing Rate (or during the continuation of an Event of Default, ~~by daily application of~~ the Default Rate)~~,~~ **and** (B) the Outstanding Purchase Price for such Purchased ~~Mortgage Loan~~Asset or Transaction ~~in respect of such day~~ and (C) 1/360.[31] **Price Differential will be calculated in accordance with Section 3 herein for the actual number of days elapsed during a given Accrual Period.**[39]

"Price Differential Determination Date" means, with respect to any Monthly Payment Date, the second (2nd) Business Day preceding such date.

"Pricing Rate" means, as of any date of determination ~~and with respect to an Accrual Period for any Purchased Mortgage Loan or Transaction,~~ an amount equal to the sum of (i) the greater of **(a)** the Benchmark and **(b)** the Floor plus (ii) the Applicable Margin.[32][40]

[30][38] The definition of "Permitted Holders" was added by Amendment No. 1, dated as of September 24, 2021.

[31] ~~**The definition of "Price Differential" was amended by Amendment No. 1, dated as of September 24, 2021.**~~

[39] **The definition of "Price Differential" was amended by Amendment No. 1, dated as of September 24, 2021, and Amendment No. 2, dated as of April 28, 2022.**

[32][40] The definition of "Pricing Rate" was amended by Amendment No. 1, dated as of September 24, 2021**, and Amendment No. 2, dated as of April 28, 2022**.

- 25 -

- 26 - “Pricing Side Letter” means that certain Pricing Side Letter, dated as of August 25, 2020, between Seller and Purchaser, entered into in connection with this Agreement, as the same may be amended, modified or supplemented from time to time. “Principal Balance” means the unpaid principal balance of a Mortgage Loan. “Program Documents” means this Agreement, the Pricing Side Letter, the Custodial and Disbursement Agreement, the Servicer Side Letter, the Collection Account Control Agreement, any assignment of Hedge Instrument, the Electronic Tracking Agreement, the Master Netting Agreement, the EPF Program Documents, the Escrow Agreement, the Intercreditor Agreement, the Joint Securities Account Control Agreement, and all other agreements, documents and instruments entered into by Seller on the one hand, and Purchaser (or Custodian on its behalf) and/or Agent or one of its Affiliates on the other, in connection herewith or therewith with respect to the Transactions contemplated hereunder or thereunder and all amendments, restatements, modifications or supplements thereto. “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. “Purchase Date” means, with respect to each Transaction, the date on which Purchased Assets, are sold by Seller to the Purchaser or its designee hereunder; provided, that a Purchase Date for any FHA Buyout Loan, VA Buyout Loan or Modified Loan may occur no more than four (4) times within a calendar month and, without the prior written consent of Agent, shall not occur within the final four (4) Business Days of such calendar month.3341 “Purchase Price Percentage” has the meaning assigned thereto in the Pricing Side Letter. “Purchased Assets” means with respect to each Purchased Mortgage Loan, whether now existing or hereafter acquired: (i) the Mortgage Loans sold by the Seller to the Purchaser in such Transaction, (ii) the related Servicing Rights, (iii) Seller’s rights under any related Hedge Instruments to the extent related to the Mortgage Loans, (iv) all mortgage guarantees and insurance relating to such individual Mortgage Loans (issued by governmental agencies or otherwise) or the related Mortgaged Property and any mortgage insurance certificate or other document evidencing such mortgage guarantees or insurance and all claims and payments related to such Mortgage Loans, (v) all guarantees or other support for such Mortgage Loans, (vi) all rights to Income and the rights to enforce such payments arising from such Mortgage Loans and any other contract rights, payments, rights to payment (including payments of interest or finance charges) with respect thereto, (vii) all Takeout MBS, Takeout Commitments, and Trade Assignments (including the rights to receive the related purchase price related therefor) related to the Purchased Mortgage Loans, (viii) the Collection Account and all amounts on deposit therein, (ix) all Additional Purchased Mortgage Loans, (x) all “accounts,” “deposit accounts,” “securities accounts,” “chattel paper,” “commercial tort claims,” “deposit accounts,” “documents,” “general intangibles,” “instruments,” “investment property,” and “securities accounts,” relating to the foregoing as each of those terms is defined in the Uniform Commercial 3341 The definition of “Purchase Date” was amended by Amendment No. 1, dated as of September 24, 2021.

- 27 - Code and all cash and Cash Equivalents and all other products and proceeds relating to or constituting any or all of the foregoing, (xi) any purchase agreements or other agreements or contracts relating to or constituting any or all of the foregoing, (xii) any other collateral pledged or otherwise relating to any or all of the foregoing, together with all files, material documents, instruments, surveys (if available), certificates, correspondence, appraisals, computer records, computer storage media, accounting records and other books and records relating to the foregoing, and (xiii) any and all replacements, substitutions, distributions on, or proceeds with respect to, any of the foregoing. The term “Purchased Assets” with respect to any Transaction at any time also shall include Additional Purchased Mortgage Loans delivered pursuant to Section 7(b) hereof.3442 “Purchased Mortgage Loan” means a Mortgage Loan sold by Seller to Purchaser in a Transaction hereunder and not yet repurchased by Seller. “Purchaser” has the meaning set forth in the preamble hereof. “Purchaser’s Wire Instructions” has the meaning set forth in the Pricing Side Letter. “Qualified Insurer” means, with respect to any Mortgaged Property, any insurer duly qualified as such under the laws of the states in which such Mortgaged Property is located, duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it. “Records” means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Seller or any other person or entity with respect to a Purchased Asset. Records shall include, without limitation, the Mortgage Notes, any Mortgages, the Mortgage Files, the Servicing Files, and any other instruments necessary to document or service a Purchased Mortgage Loan, including, without limitation, the complete payment and modification history of each Purchased Mortgage Loan. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Repurchase Date” means, with respect to any Transaction involving Eligible Mortgage Loans, the earliest of (a) the Termination Date, (b) the date designated in Seller’s written notice to Purchaser requesting a repurchase of such Transaction, which shall be on the date on which Seller delivers such written notice, except that, if Seller delivers such notice after 4:30 p.m. (New York City time) the date shall be one Business Day after the date in which Seller delivers such written notice, or (c) at the conclusion of the Maximum Age Since Origination for any Eligible Mortgage Loan purchased hereunder, or if any such day is not a Business Day, the immediately following Business Day. 3442 The definition of “Purchased Assets” was amended by Amendment No. 1, dated as of September 24, 2021.

- 28 - “Sanctions Lists” has the meaning ascribed to it in Section 38(a).45 “SEC” has the meaning ascribed thereto in Section 35. “Section 404 Notice” means the notice required pursuant to Section 404 of the Helping Families Save Their Homes Act of 2009 (P.L. 111-22), which amends 15 U.S.C. Section 1641 et seq., to be delivered by a creditor that is an owner or an assignee of a Mortgage Loan to the related Mortgagor within thirty (30) days after the date on which such Mortgage Loan is sold or assigned to such creditor. “Repurchase Price” means the price at which Purchased Assets are to be transferred from Purchaser or its designee to Seller upon termination of a Transaction, which will be determined in each case as the sum of: (i) any portion of the Outstanding Purchase Price, (ii) the Price Differential accrued and unpaid thereon, and (iii) any accrued and unpaid fees or expenses or indemnity amounts and any other outstanding amounts owing under the Program Documents from Seller to Purchaser.3543 “Request for Release of Documents” means the Request for Release of Documents set forth as Annex 3 or Annex 5 to the Custodial and Disbursement Agreement, as applicable. “Requirement of Law” means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject. “Responsible Officer” means (i) as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person and (ii) as to Seller, Chief Executive Officer, Chief Financial Officer or Treasurer. “Restricted Mortgage Loan” means (i) a “Growing Equity Loan,” “Manufactured Home Loan,” “Graduated Payment Loan,” “Buydown Loan,” “Project Loan,” “Construction Loan” or “HECM Loan,” each as defined in the applicable Agency Guide, (ii) a 30+ Day Delinquent Mortgage Loan, (iii) a Mortgage Loan for which the related Escrow Payments have not been made by the next succeeding Due Date, or (iv) a High Cost Mortgage Loan.3644 3543 The definition of “Repurchase Price” was amended by Amendment No. 1, dated as of September 24, 2021. 3644 The definition of “Restricted Mortgage Loan” was amended by Amendment No. 1, dated as of September 24, 2021. 45 The definition of “Sanctions Lists” was added by Amendment No. 2, dated as of April 28, 2022.

- 29 - “Security” means a Ginnie Mae Security, Fannie Mae Security or a Freddie Mac Security, as applicable. “Seller” has the meaning set forth in the preamble hereof. “Seller Mortgage Loan Schedule” means the list of Purchased Mortgage Loans proposed to be purchased by Purchaser, in the form of Exhibit H hereto, that will be delivered in an excel spreadsheet format by Seller to Purchaser and Custodian and attached by the Custodian to the related Certification. “Servicer” means any servicer or subservicer approved by Agent in its sole discretion, which may be Seller or Cenlar FSB. “Servicer Side Letter” means, if Mortgage Loans are serviced by a third party servicer pursuant to a servicing agreement, the side letter agreement related to such servicing agreement among the Seller, the Servicer and the Purchaser, which is substantially in the form mutually agreed upon by the parties hereto. “Servicer Termination Event” means each of the following events:3746 a. Change of Servicer without consent of the Agent; b. An event of default has occurred and is continuing after the expiration of any cure period under the Servicing Agreement as modified by the Servicer Side Letter; c. Failure of Servicer to service the Mortgage Loans in accordance with Accepted Servicing Practices in any material respect and such failure continues for three (3) Business Days of the date on which Seller obtains notice or knowledge of the facts giving rise to such failures; d. Failure of Servicer to meet the qualifications to maintain all requisite Approvals, such Approvals are revoked or such Approvals are materially modified; e. If, at any time, Servicer’s HUD ranking falls below “Tier 2” lender; f. Failure by Servicer to remit when due Income payments required to be made under the terms of this Agreement or such Mortgage Loan and such failure continues for three (3) Business Days after Seller obtains notice or knowledge of the facts giving rise to such failure; g. Servicer fails to operate or conduct any material portion of its business operations in the ordinary course, or Servicer experiences any other material adverse change in its business operations or financial condition, which, in Agent’s sole good faith discretion, 3746 The definition of “Servicer Termination Event” was added by Amendment No. 1, dated as of September 24, 2021.

- 30 - “Servicing Agreement” means, if Mortgage Loans are serviced by a third party servicer, the servicing agreement between such servicer and Seller.3847 “Servicing File” means with respect to each Mortgage Loan, the file retained by Seller or its designee consisting of all documents that are customarily retained by servicers that service mortgage loans substantially similar to such Mortgage Loan, which would include copies of the Mortgage File, all documents necessary to document and service the Mortgage Loans and any and all documents required to be delivered in connection with any transfer of servicing pursuant to the Program Documents. “Servicing Records” means with respect to a Mortgage Loan, the related servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of such Mortgage Loan. “Servicing Rights” means contractual, possessory or other rights of Seller or any other Person to administer or service a Mortgage Loan or to possess the Servicing File. “Servicing Term” has the meaning assigned thereto in Section 17(b). “Settlement Agent” means, with respect to any Transaction the subject of which is a Wet-Ink Mortgage Loan, the entity approved by Agent, in its sole good-faith discretion, which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is being originated. “SOFR” means a rate per annum equal to, with respect to any day, the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New Yorkpublished for such day by the SOFR Administrator on the SOFR Administrator’s website, currently at http://www.newyorkfed.org (, or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rateSOFR Administrator from time to time).3948 constitutes a material impairment of Servicer’s ability to perform its obligations under this Agreement or any other related document; or h. An Event of Insolvency with respect to Servicer. “Servicing Agent” means, with respect to an eNote, the field entitled, “Servicing Agent” in the MERS eRegistry. 3847 The definition of “Servicing Agreement” was amended by Amendment No. 1, dated as of September 24, 2021. 3948 The definition of “SOFR” was amended by Amendment No. 1, dated as of September 24, 2021, and amended by Amendment No. 2, dated as of April 28, 2022; the definition of

- 31 - “Takeout Commitment” means (i) a trade confirmation (which may be delivered electronically) from the related Takeout Investor to Seller confirming the details of a forward trade between the Takeout Investor and Seller with respect to one or more Purchased Assets, which trade confirmation shall be enforceable and in full force and effect, and shall be validly and effectively assigned to Purchaser pursuant to a Trade Assignment, and relate to pools of Mortgage Loans that satisfy the “good delivery standards” of the Securities Industry and Financial Markets Association as set forth in the Securities Industry and Financial Markets Association Uniform Practices Manual, as amended from time to time or (ii) a commitment of Seller (a) to swap one or more identified Purchased Mortgage Loans with a Takeout Investor that “SOFR Administrator” means the Federal Reserve Bank of New York, as administrator of SOFR (or a successor administrator).49 “Strict Compliance” means compliance of Seller and the Mortgage Loans with the requirements of the Agency Guide as amended by any agreements between Seller or a Takeout Investor, on the one hand, and the Applicable Agency, on the other hand, sufficient to enable Seller to issue and to service and Ginnie Mae to guarantee or Fannie Mae or Freddie Mac to issue and guarantee a Security. “Structuring Fee” has the meaning assigned thereto in the Pricing Side Letter. “Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Notwithstanding the foregoing, none of ) Farm Bureau Mortgage, LLC, LGI Mortgage Solutions LLC, Henlopen Mortgage, LLC, BRP Home Mortgage, LLC, MTH Mortgage, LLC, MSC Mortgage, LLC, TRI Pointe Connect, LLC, Day One Mortgage, LLC, CUSA Affordable Housing, LLC, Commercial Agency USA, LLC, LD Escrow, Inc. or any joint venture formed by Seller after the date hereof, shall be considered a Subsidiary for purposes of this Agreement or any other Program Document. 24, 2021, and amended by Amendment No. 2, dated as of April 28, 2022; the definition of “SOFR Based Rate” was removeddeleted by Amendment No. 1, dated as of September 24, 2021. 49 The definition of “SOFR Administrator” was added Amendment No. 2, dated as of April 28, 2022.

- 32 - “Term SOFR” means, with respect to any date of determination, the forward-looking term rate based on SOFR, for a corresponding tenor of one month, as of two (2) Business Days prior to the first day of the corresponding Accrual Period containing such date of determination, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any such date Term SOFR has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then Term SOFR will be the Term SOFR as published by the Term SOFR Administrator on the first preceding Business Day for which such Term SOFR was published by the Term SOFR Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such determination date.51 “Term SOFR” means the Administrator” means CME Group Benchmark Administration Limited (or any successor administrator of a forward-looking term rate is an Agency for a Security and (b) to sell the related Security or Takeout MBS to a Takeout Investor.4050 “Takeout Investor” means (x) for non-Jumbo Mortgage Loans, any of (i) Barclays Capital, Inc., or any successor thereto, (ii) any member of the Mortgage Backed Securities Division of the Fixed Income Clearing Corporation, unless such member is disapproved by Agent in its reasonable discretion or (iii) any other Person listed on Exhibit J, which may be updated from time with the consent of the Agent (such consent not to be unreasonably withheld) by delivery of an updated Exhibit J and (y) for Jumbo Mortgage Loans, either (i) Barclays Bank PLC or (ii) any other Person listed on Exhibit J, which may be updated from time with the consent of the Agent (such consent not to be unreasonably withheld) by delivery of an updated Exhibit J. “Takeout MBS” means to the extent any Purchased Mortgage Loans are pooled into Securities, and such Securities do not settle on the date they are issued, partial interests in such Securities backed by such Purchased Mortgage Loans. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Termination Date” means the earliest to occur of (i) the Maturity Date, (ii) the termination of the Mortgage Loan Participation Purchase and Sale Agreement, or (iii) at the option of Purchaser, the occurrence of an Event of Default under this Agreement after the expiration of any applicable grace period. 4050 The definition of “Takeout Commitment” was amended by Amendment No. 1, dated as of September 24, 2021. 51 The definition of “Term SOFR” was amended by Amendment No. 2, dated as of April 28, 2022.

- 33 - “Transaction Representations” means the representations and warranties set forth in Exhibit C which are deemed to be made by Seller to Purchaser in accordance with Section 3(c) hereof.4254 “Transfer of Control” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller of such eNote. “Transfer of Control and Location” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller and Location of such eNote. “Transferable Record” means an Electronic Record under E-Sign and UETA that (i) would be a note under the Uniform Commercial Code if the Electronic Record were in writing, (ii) the issuer of the Electronic Record has expressly agreed is a “transferable record”, and (iii) for purposes of E-SIGN, relates to a loan secured by real property. “UETA” means the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unauthorized Servicing Agent Modification” shall have the meaning set forth in the Custodial and Disbursement Agreement. based on SOFR that has been selected or recommended by the Relevant Governmental Body.rate approved by Purchaser in its sole discretion).52 “Trade Assignment” means an assignment to Purchaser of a forward trade between the Takeout Investor and Seller with respect to one or more Purchased Mortgage Loans, together with the related trade confirmation from the Takeout Investor to Seller that has been delivered (which may be delivered electronically), is enforceable and is in full force and effect and confirms the details of such forward trade.4153 “Transaction” has the meaning assigned thereto in Section 1 hereof. “Transaction Fee” has the meaning assigned thereto in the Pricing Side Letter. 52 The definition of “Term SOFR Administrator” was added by Amendment No. 2, dated as of April 28, 2022. 4153 The definition of “Trade Assignment” was amended by Amendment No. 1, dated as of September 24, 2021. 4254 The definition of “Transaction Representations” was added by Amendment No. 1, dated as of September 24, 2021.

- 34 - “VA Buyout Loan” means an Eligible Mortgage Loan that (a) is guaranteed by VA, (b) is a Ginnie Mae Mortgage Loan, (c) has been purchased out of a Ginnie Mae Security, and (d) is not a Modified Loan.4457 “VA Claim Proceeds” means the amount of guarantee proceeds received from VA under related VA Loan Guaranty Agreement in the event of a default with respect to a VA Buyout Loan.4558 “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Purchased Assets or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection. “Unsecured Term Loan” means the $250 million unsecured term loan facility by and between Seller, U.S. Bank National Association, as the paying agent, and the persons and entities named as lenders on the signature pages thereto. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the U.S. Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.55 “VA”: The U.S. Department of Veterans Affairs, an agency of the United States of America, or any successor thereto including the Secretary of Veterans Affairs.4356 55 The definition of “U.S. Government Securities Business Day” was added by Amendment No. 2, dated as of April 28, 2022. 4356 The definition of “VA” was added by Amendment No. 1, dated as of September 24, 2021. 4457 The definition of “VA Buyout Loan” was added by Amendment No. 1, dated as of September 24, 2021. 4558 The definition of “VA Claim Proceeds” was added by Amendment No. 1, dated as of September 24, 2021.

- 35 - “Wet-Ink Mortgage Loan Document Receipt Date” means for any Wet-Ink Mortgage Loan, the date that the Custodian executes a trust receipt without exceptions.4861 (b) (c) Interpretation. Headings are for convenience only and do not affect interpretation. The following rules of this subsection (b) apply unless the context requires otherwise. The singular includes the plural and conversely. A gender includes all genders. Where a word or phrase is defined, its other grammatical forms have a corresponding meaning. A reference to a subsection, Section, Annex or Exhibit is, unless otherwise specified, a reference to a section of, or annex or exhibit to, this Agreement. A reference to a party to this Agreement or another agreement or document includes the party’s successors and permitted substitutes or assigns. A reference to an agreement or document is to the agreement or document as amended, modified, novated, supplemented or replaced, except to the extent prohibited by any Program Document. A reference to legislation or to a provision of legislation includes any modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory “VA Loan Guaranty Agreement” means the obligation of the United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the Mortgagor pursuant to the Servicemen’s Readjustment Act, as amended.4659 “Warehouse Electronic System” means the system utilized by Custodian or Agent either directly, or through its vendors, and which may be accessed by Seller in connection with delivering and obtaining information and requests in connection with the Program Agreements. “Warehouse Lender” means any lender providing financing to Seller for the purpose of warehousing, originating or purchasing a Mortgage Loan, which lender has a security interest in such Mortgage Loan to be purchased by Purchaser. “Warehouse Lender’s Release” means a letter, in the form of Exhibit E, from a Warehouse Lender to Purchaser, unconditionally releasing all of Warehouse Lender’s right, title and interest in certain Mortgage Loans identified therein upon payment to the Warehouse Lender. “Wet-Ink Mortgage Loan” means a Mortgage Loan that Seller is selling to Purchaser simultaneously with the origination thereof that is funded as part, either directly or indirectly, with the Initial Purchase Price paid by Purchaser hereunder and for which the Custodian shall not have received a complete Mortgage File.4760 4659 The definition of “VA Loan Guaranty Agreement” was added by Amendment No. 1, dated as of September 24, 2021. 4760 The definition of “Wet-Ink Mortgage Loan” was amended by Amendment No. 1, dated as of September 24, 2021. 4861 The definition of “Wet-Ink Mortgage Loan Document Receipt Date” was amended by Amendment No. 1, dated as of September 24, 2021.

instrument issued under it. A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form. A reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing. An Event of Default exists until it has been waived in writing by Purchaser or has been timely cured. The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” is not limiting and means “including without limitation.” In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.” This Agreement may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied. References herein to “fiscal year” and “fiscal quarter” refer to such fiscal periods of Seller. A reference to an agreement includes a security interest, guarantee, agreement or legally enforceable arrangement whether or not in writing related to such agreement. A reference to a document includes an agreement in writing or a certificate, notice, instrument or document, or any information recorded in electronic form. Where Seller is required to provide any document to Purchaser under the terms of this Agreement, the relevant document shall be provided in writing or printed form unless Purchaser requests otherwise. This Agreement is the result of negotiations among, and has been reviewed by counsel to, Purchaser and Seller, and is the product of all parties. In the interpretation of this Agreement, no rule of construction shall apply to disadvantage one party on the ground that such party proposed or was involved in the preparation of any particular provision of this Agreement or this Agreement itself. Except where otherwise expressly stated, Purchaser may give or withhold, or give conditionally, approvals and consents and may form opinions and make determinations in its absolute sole discretion. Except as specifically required herein, any requirement of good faith, discretion or judgment by Purchaser or Agent shall not be construed to require Purchaser or Agent to request or await receipt of information or documentation not immediately available from or with respect to Seller, any other Person or the Purchased Assets themselves. 3. THE TRANSACTIONS (a) It is acknowledged and agreed that, notwithstanding any other provision of this Agreement to the contrary, the facility provided under this Agreement is an uncommitted facility, and Purchaser shall have no obligation to enter into any Transactions hereunder. (b) Subject to the terms and conditions of the Program Documents, Purchaser may enter into Transactions provided, that the Aggregate MRA Purchase Price, inclusive of all Purchased Assets and all Eligible Mortgage Loans proposed to be sold in such Transaction shall not exceed, as of any date of determination, the lesser of (i) the Maximum Aggregate Purchase - 36 -

- 37 - (d) Once a Prefunding Request has been submitted, Seller may request that Purchaser actually purchase Eligible Mortgage Loans by submitting Seller Mortgage Loan Schedules to Purchaser and Custodian. Seller may submit up to eight (8) Seller Mortgage Loan Schedules at any time after the submission of the Prefunding Request until 4:00 p.m. (New York City time) on the Purchase Date. By submitting a Seller Mortgage Loan Schedule, Seller hereby agrees that it shall be deemed to have made all of the representations and warranties set forth in the form of Transaction Representations attached as Exhibit C hereto. Upon Seller’s request to enter into a Transaction pursuant to Section 3(d), if all conditions precedent set forth in this Section 3 and in Sections 10(a) and (b) have been met, and if all Mortgage Loans to be purchased are Eligible Mortgage Loans, and if no Default or Event of Default shall have occurred and be continuing, then, on the requested Purchase Date, Purchaser may, in its sole discretion, purchase the Eligible Mortgage Loans included in the related Seller Mortgage Loan Schedule by instructing the Disbursement Agent to disburse the Initial Purchase Price in accordance with the Disbursement Agreement. On each Purchase Date, no later than 4:45 p.m. (New York City time), if any of the Prefunding Amount from the Business Day prior to such Purchase Date remain with the Disbursement Agent, the Disbursement Agent shall remit such remainder to Purchaser.5063 (e) In order for any Eligible Mortgage Loan to be considered not a Wet-Ink Mortgage Loan, the complete Mortgage File for such Mortgage Loan must be received by the Custodian no later than 5:00 p.m. (New York City time) on the Business Day before the Purchase Date. (f) On the related Price Differential Determination Date, Agent shall calculate the Price Differential for each outstanding Transaction payable on the Monthly Payment Date utilizing the Pricing Rate. Not less than two (2) Business Days prior to each Monthly Payment Date, Agent shall provide Seller with an invoice for the amount of the Price Differential due and Price (less the Aggregate EPF Purchase Price) and (ii) the aggregate Asset Base of all Purchased Assets and all Eligible Mortgage Loans, inclusive of all Purchased Assets and all Eligible Mortgage Loans proposed to be sold in such Transaction.4962 (c) Unless otherwise agreed, if Seller wishes to request that Purchaser enter into a Transaction with respect to one or more Eligible Mortgage Loans, then Seller shall deliver a Prefunding Request to Purchaser and Disbursement Agent no later than 5:30 p.m. (New York City time) on the Business Day prior to the requested Purchase Date, which Prefunding Request shall specify the amount that Seller requests Buyer to fund on the related Purchase Date (such amount, the “Prefunded Amount”). By submitting the Prefunding Request, Seller shall be deemed to have represented that all conditions precedent to the Transactions expected to occur the following day have been satisfied and that all Mortgage Loans to be purchased will be Eligible Mortgage Loans. If all such conditions precedent are satisfied, then no later than 9:30 am (New York City time), on the Purchase Date, Purchaser shall remit the Prefunded Amount to the Disbursement Account. Remitting the Prefunded Amount to the Disbursement Account shall not constitute a purchase, nor an agreement to purchase, any Mortgage Loan. 4962 Section 3(b) was amended by Amendment No. 1, dated as of September 24, 2021. 5063 Section 3(d) was amended by Amendment No. 1, dated as of September 24, 2021.

- 38 - (g) With respect to a Transaction, upon the earliest of (1) the Repurchase Date and (2) the Termination Date, Seller shall pay to Purchaser the related Outstanding Purchase Price together with any other Obligations then due and payable, and shall repurchase all Purchased Assets then subject to such Transaction. The Repurchase Price shall be transferred directly to Purchaser.5265 (h) If Agent determines in its reasonable discretion that any Change in Law (except a Change in Law with regard to Indemnified Taxes and Excluded Taxes, which is governed solely by Section 8) has the effect of reducing the rate of return on Purchaser’s capital or on the capital of any Affiliate of Purchaser under this Agreement as a consequence of such Change in Law, then from time to time Seller will compensate Purchaser or Purchaser’s Affiliate, as applicable, for such reduced rate of return suffered as a consequence of such Change in Law on terms similar to those imposed by Purchaser. The Purchaser shall provide Seller with notice of any such Change in Law. Further, if due to the introduction of, any change in, or the compliance by Purchaser with (i) any eurocurrency reserve requirement, or (ii) the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority whether or not having the force of law, there shall be an increase in the cost to Purchaser or any Affiliate of Purchaser in engaging in the present or any future Transactions (except a Change in Law with regard to Indemnified Taxes or Excluded Taxes, which is governed solely by Section 8), then Seller shall, from time to time and upon demand by Purchaser, compensate Purchaser or Purchaser’s Affiliate for such increased costs, and such amounts shall be deemed a part of the Obligations hereunder. Purchaser shall provide Seller with notice as to any such Change in Law or change in compliance promptly following Purchaser’s receipt of actual knowledge thereof. (i) To the extent that the Asset Base for any Purchased Mortgage Loan is greater than the Outstanding Purchase Price for such Purchased Mortgage Loan, Seller may request (such request, an “Incremental Purchase Price Request”) that Purchaser transfer an additional purchase price amount less than or equal to the positive difference between the Asset Base and the Outstanding Purchase Price for such Purchased Mortgage Loan (each such additional purchase price amount, an “Incremental Purchase Price”). Each Incremental Purchase Price Request and Purchaser’s transfer of the applicable Incremental Purchase Price shall constitute a Transaction under this Agreement and will be subject to all conditions precedent and other terms required to be satisfied prior to execution of each such Transaction under this Agreement. In connection with each Incremental Purchase Price Request, Seller may direct Purchaser to transfer the applicable Incremental Purchase Price in full or in part to reduce the Exposure that is payable with respect to all outstanding Transactions, setting forth the calculations thereof in reasonable detail and all accrued fees and expenses then due and owing to Purchaser. On the earliest of (1) the Monthly Payment Date or (2) the Termination Date, Seller shall pay to Purchaser the Price Differential then due and payable for (x) all outstanding Transactions and (y) Purchased Assets for which Purchaser has received the related Outstanding Purchase Price pursuant to Section 3(g) during the prior calendar month.5164 5164 Section 3(f) was amended by Amendment No. 1, dated as of September 24, 2021. 5265 Section 3(g) was amended by Amendment No. 1, dated as of September 24, 2021.

- 39 - With respect to Takeout MBS, Seller shall inform Purchaser immediately when any Securities backed by Purchased Mortgage Loans become Takeout MBS and shall provide the related CUSIP number(s) on the related issuance date. Simultaneously upon the transfer of the Takeout MBS to the Purchaser, (i) the Seller shall be construed to have transferred the Repurchase Price to the Purchaser for the related pooled Purchased Mortgage Loans backing such Takeout MBS; (ii) the Seller and Purchaser shall have entered into a new Transaction with respect such Takeout MBS; and (iii) the Purchaser shall be construed to have transferred the Initial Purchase Price for the related Takeout MBS to the Seller. The Takeout MBS will be delivered to the securities account of the securities intermediary, at which time they will be subject to this Agreement. The Seller shall arrange for the sale of the Takeout MBS to a Takeout Investor, the proceeds of such sale to be credited to the account of the paying agent to satisfy the Repurchase Price with respect to the Takeout MBS.5568 a positive number under the other Relevant Master Agreements identified under the Master Netting Agreement; provided however that pursuant to Section 4.2 and Section 4.3 of the Master Netting Agreement, Barclays in its capacity as the Designated Barclays Entity under the Master Netting Agreement shall have the right to require Seller to transfer all or a portion of the Incremental Purchase Price to reduce the Exposure that is a positive under the other Relevant Master Agreements identified under the Master Netting Agreement, to zero.5366 4. [RESERVED]5467 5. TAKEOUT COMMITMENTS With respect to each Purchased Mortgage Loan subject to a Takeout Commitment, Seller shall instruct the related Takeout Investor to remit directly to Purchaser or the Bank in accordance with the terms of the Custodial and Disbursement Agreement or the Fannie Mae Agreement, as applicable, no later than 4:30 p.m. (New York City time) on a Business Day an amount equal to the Repurchase Price for such Purchased Mortgage Loan in accordance with the Purchaser’s Wire Instructions. Simultaneously with or prior to such payment, Seller shall deliver to Purchaser via facsimile or electronic mail a payoff file in mutually agreeable form (the “Payoff File”) and shall indicate on such Payoff File the Mortgage Loan identification numbers which identified the applicable eligible Mortgage Loans when it was purchased by Purchaser hereunder. Upon receipt by Purchaser of payment of the Repurchase Price in respect of such Purchased Mortgage Loan, Purchaser shall release and remit to Seller any amount in excess of the Repurchase Price (other than the related Price Differential) on the next succeeding Business Day; provided, that both immediately before and after giving effect to such release and remittance, (i) there is no Default or Event of Default under this Agreement or any other Program Document and (ii) there is no Margin Deficit. 5366 Section 3(i) was amended by Amendment No. 1, dated as of September 24, 2021. 5467 Section 4 was amended by Amendment No. 1, dated as of September 24, 2021. 5568 Section 5 was amended by Amendment No. 1, dated as of September 24, 2021.

- 40 - 6. PAYMENT AND TRANSFER (a) Unless otherwise agreed by Seller and Purchaser, all transfers of funds hereunder shall be in Dollars in immediately available funds. Seller shall remit (or, if applicable, shall cause to be remitted) directly to Purchaser all payments required to be made by it to Purchaser hereunder or under any other Program Document in accordance with wire instructions provided by Purchaser. Any payments received by Purchaser after 5:00 p.m. (New York City time) shall be applied on the next succeeding Business Day. (b) Following the Seller’s receipt of the Escrow Instruction Letter, the Disbursement Agent will aggregate and disburse funds directly to the loan closing with respect to Wet-Ink Mortgage Loans that are subject to a Transaction hereunder. (c) With respect to any eMortgage Loan, Seller shall deliver to Custodian each of Agent’s and Seller’s MERS Org IDs, and shall cause (i) the Authoritative Copy of the related eNote to be delivered to the eVault via a secure electronic file, (ii) the Controller status of the related eNote to be transferred to Agent, (iii) the Location status of the related eNote to be transferred to Custodian, and (iv) the Delegatee status of the related eNote to be transferred to Custodian, in each case using MERS eDelivery and the MERS eRegistry (collectively, the “eNote Delivery Requirements”). 7. MARGIN MAINTENANCE5669 (a) Agent shall have the right to determine the Market Value of any Purchased Asset on a daily basis in its sole, good faith discretion, including the right to determine that the Market Value with respect to one or more of the Purchased Assets may be zero. After making that determination, Agent may determine the Asset Base of any Purchased Asset on such day. (b) If, as of any date of determination, the Agent determines that the aggregate Asset Base of all Purchased Assets is less than the aggregate Outstanding Purchase Price of all Purchased Assets for all such Transactions (a “Margin Deficit”) and such Margin Deficits exceeds the Minimum Transfer Amount, then Agent may, by notice to the Seller (as such notice is more particularly set forth below, a “Margin Call”), require Seller to transfer to Purchaser or its designee cash or, by mutual consent of the Purchaser and Seller (and provided Seller has additional Eligible Mortgage Loans), additional Eligible Mortgage Loans to Purchaser (“Additional Purchased Mortgage Loans”) to cure the Margin Deficit. If the Agent delivers a Margin Call to the Seller on or prior to 11:00 a.m. (New York City time) on any Business Day, then the Seller shall transfer cash or Additional Purchased Mortgage Loans to Purchaser or its designee by no later than 5:00 p.m. (New York City time) on the same Business Day. In the event the Agent delivers a Margin Call to Seller after 11:00 a.m. (New York City time) on any Business Day, Seller shall be required to transfer cash or Additional Purchased Mortgage Loans no later than 12:00 noon (New York City time) on the next succeeding Business Day. 5669 Section 7(a)-(c) was amended by Amendment No. 1, dated as of September 24, 2021.

(c) Any cash transferred to Purchaser or its designee in satisfaction of a Margin Call or pursuant to Section 17(f)(ii) herein shall reduce the Outstanding Purchase Price of the related Transactions. (d) The failure of Purchaser, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions of this Agreement or limit the right of the Purchaser to do so at a later date. Seller and Purchaser each agree that a failure or delay by a Purchaser to exercise its rights hereunder shall not limit or waive Purchaser’s rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller. (e) For the avoidance of doubt, it is hereby understood and agreed that Seller shall be responsible for satisfying any Margin Deficit existing as a result of any reduction of the Principal Balance of any Purchased Mortgage Loan pursuant to any action by any bankruptcy court. 8. TAXES; TAX TREATMENT (a) All payments made by Seller under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, all of which shall be paid by Seller for its own account not later than the date when due. If Seller is required by law or regulation to deduct or withhold any Taxes from or in respect of any amount payable hereunder, it shall: (a) make such deduction or withholding, (b) pay the amount so deducted or withheld to the appropriate Governmental Authority not later than the date when due and not yet delinquent, (c) deliver to the Purchaser, as soon as reasonably practicable, original tax receipts and other evidence satisfactory to the Purchaser of the payment when due of the full amount of such Taxes; and (d) if such deduction or withholding related to Indemnified Taxes, pay to the Purchaser such additional amounts (including all Indemnified Taxes imposed by any Governmental Authority on such additional amounts) as may be necessary so that after such deduction or withholding on account of Indemnified Taxes has been made the Purchaser receives, free and clear of all Indemnified Taxes, a net amount equal to the amount it would have received under this Agreement, as if no such deduction or withholding of Indemnified Taxes had been made. (b) In addition, Seller agrees to pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes, transfer taxes and similar fees) imposed by any taxing authority that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement except such Taxes that are Other Connection Taxes imposed with respect to an assignment (“Other Taxes”). (c) Seller agrees to indemnify Purchaser for the full amount of Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 8), and any reasonable expenses arising therefrom or with respect thereto, provided, that the Purchaser shall have provided Seller with evidence, reasonably satisfactory to Seller, of payment of Indemnified Taxes. - 41 -

(d) Any Purchaser that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Program Document shall deliver to the Seller and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Seller or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Purchaser, if reasonably requested by the Seller or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Seller or the Agent as will enable the Seller or the Agent to determine whether or not such Purchaser is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (d)(A), (d)(B) and (d)(D) of this Section) shall not be required if in the Purchaser’s reasonable judgment such completion, execution or submission would subject such Purchaser to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Purchaser. Without limiting the generality of the foregoing: (A) any Purchaser that is a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Seller and the Agent on or about the date on which such Purchaser becomes a party under this Agreement (and from time to time thereafter upon the reasonable request of the Seller or the Agent), executed copies of IRS Form W-9 certifying that such Purchaser is exempt from U.S. federal backup withholding tax; (B) any Purchaser that is not a “United States person” (as defined in Section 7701(a)(30) of the Code) (a “Foreign Purchaser” shall, to the extent it is legally entitled to do so, deliver to the Seller and the Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Purchaser becomes a party under this Agreement (and from time to time thereafter upon the reasonable request of the Seller or the Agent), whichever of the following is applicable: (1) in the case of a Foreign Purchaser claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Program Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Program Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Purchaser claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Purchaser is not a “bank” within - 42 -

the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Purchaser within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Purchaser as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Purchaser is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Purchaser is a partnership and one or more direct or indirect partners of such Foreign Purchaser are claiming the portfolio interest exemption, such Foreign Purchaser may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (C) any Foreign Purchaser shall, to the extent it is legally entitled to do so, deliver to the Seller and the Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Purchaser becomes a party under this Agreement (and from time to time thereafter upon the reasonable request of the Seller or the Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Seller or the Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Purchaser under any Program Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Purchaser were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Purchaser shall deliver to the Seller and the Agent at the time or times prescribed by applicable law and at such time or times reasonably requested by the Seller or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Seller or the Agent as may be necessary for the Seller and the Agent to comply with their obligations under FATCA and to determine that such Purchaser has complied with such Purchaser’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Purchaser agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Seller and the Agent in writing of its legal inability to do so. - 43 -

- 44 - (e) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (e) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (f) Without prejudice to the survival of any other agreement of Seller hereunder, the agreements and obligations of Seller contained in this Section 8 shall survive the termination of this Agreement. Nothing contained in this Section 8 shall require Purchaser to make available any of its tax returns or other information that it deems to be confidential or proprietary. (g) Each party to this Agreement acknowledges that it is its intent solely for purposes of U.S. federal, state and local income and franchise taxes to treat each Transaction as indebtedness of the Seller that is secured by the Purchased Assets and that the Purchased Assets are owned by Seller in the absence of an Event of Default by the Seller. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by law. 9. BENCHMARK REPLACEMENT5770 (a) The Pricing Rate used to calculate the Price Differential is determined by reference to LIBOR. LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the FCA, the regulatory supervisor of LIBOR's administrator, IBA, publicly announced the future cessation or loss of representativeness after June 30, 2023, of LIBOR. There is no assurance that the date announced by the FCA will not change or that the IBA, FCA or other regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for 5770 Section 9(a) - (f) was amended by Amendment No. 1, dated as of September 24, 2021, and amended by Amendment No. 2, dated as of April 28, 2022.

which LIBOR is published. Each party to this Agreement should consult its own advisors to stay informed of any such developments. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Under the circumstances set forth in this Section 9, this Section 9 provides a mechanism for determining the Benchmark Replacement. The Agent will notify the Purchaser and the Seller as required by this Section 9. However, the Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to LIBOR or other rates in the definition of LIBOR or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, any Benchmark Replacement or Benchmark Replacement Conforming Changes implemented pursuant to this Section 9, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBOR or have the same volume or liquidity as did the LIBOR prior to its discontinuance or unavailability). (b) If the then-current Benchmark is LIBOR, notwithstanding anything to the contrary herein or in any other Program Document, on the earlier of (i) the date that LIBOR has either permanently or indefinitely ceased to be provided by IBA or has been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Program Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Program Document. (a) (c) If the then-current Benchmark is a rate other than LIBOR, uponUpon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Program Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided toby the Agent to the Purchaser and the Seller without any amendment to, or further action or consent of any other party to, this Agreement or any other Program Document, so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Purchaser [or the Seller]. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Seller may revoke any request for a Transaction to be made or continued that would bear interest by reference to such then-current Benchmark until the Seller’s receipt of notice from the Agent that a Benchmark Replacement has replaced such Benchmark. (b) (d) In connection with the implementation and administration of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Program Document, any amendments implementing such Benchmark Replacement Conforming - 45 -

Changes will become effective without any further action or consent of any other party to this Agreement. (c) (e) The Agent will promptly notify the Seller and the Purchaser of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. (d) (f) Any determination, decision or election that may be made by the Agent or Purchaser pursuant to this Section 9, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 9. 10. SECURITY INTEREST; PURCHASER’S APPOINTMENT AS ATTORNEY-IN-FACT (a) Seller and Purchaser intend that (other than for tax and accounting purposes) the Transactions hereunder be sales to Purchaser of the Purchased Assets and not loans from Purchaser to Seller secured by the Purchased Assets. However, in order to preserve Purchaser’s rights under this Agreement in the event that a court or other forum recharacterizes the Transactions hereunder as other than sales, and as security for Seller’s performance of all of its Obligations, Seller hereby grants to Purchaser a first priority security interest in the Purchased Assets. Seller acknowledges and agrees that its rights with respect to the Purchased Assets are and shall continue to be at all times junior and subordinate to the rights of Purchaser hereunder. (b) Seller hereby irrevocably constitutes and appoints Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, from time to time in Purchaser’s discretion, to file such financing statement or statements relating to the Purchased Assets as Purchaser at its option may deem appropriate, and if an Event of Default shall have occurred and be continuing, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Seller hereby gives Purchaser the power and right, on behalf of Seller, without assent by, but with notice to, Seller, to do the following if an Event of Default shall have occurred and be continuing and Purchaser has elected to exercise its remedies pursuant to Section 18 hereof: (i) in the name of Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Purchased Assets and to file any claim or to take any other action or initiate and maintain any appropriate proceeding in any appropriate court of law or equity or otherwise deemed appropriate by Purchaser for the purpose of collecting any and all such moneys due with respect to any Purchased Assets whenever payable; - 46 -

(ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Purchased Assets; (iii) (A) to direct any party liable for any payment under any Purchased Assets to make payment of any and all moneys due or to become due thereunder directly to Purchaser or as Purchaser shall direct, (B) in the name of Seller, or in its own name, or otherwise as appropriate, to directly send or cause the applicable servicer to send “hello” letters, “goodbye” letters, and Section 404 Notices; (C) to ask or demand for, collect, receive payment of and receipt for any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Purchased Assets; (D) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Purchased Assets; (E) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Purchased Assets or any proceeds thereof and to enforce any other right in respect of any Purchased Assets; (F) to defend any suit, action or proceeding brought against Seller with respect to any Purchased Assets; (G) to settle, compromise or adjust any suit, action or proceeding described in clause (F) above and, in connection therewith, to give such discharges or releases as Purchaser may deem appropriate; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Purchased Assets as fully and completely as though Purchaser was the absolute owner thereof for all purposes, and to do, at Purchaser’s option and Seller’s expense, at any time, and from time to time, all acts and things which Purchaser deems necessary to protect, preserve or realize upon the Purchased Assets and Purchaser’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as Seller might do. Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Seller also authorizes Purchaser, from time to time if an Event of Default shall have occurred and be continuing, to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Purchased Assets in connection with any sale provided for in Section 18 hereof. The powers conferred on Purchaser hereunder are solely to protect Purchaser’s interests in the Purchased Assets and shall not impose any duty upon it to exercise any such powers. Purchaser shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Purchaser nor any of its officers, directors, employees or agents shall be responsible to Seller for any act or failure to act hereunder except for its or their own gross negligence or willful misconduct. 11. CONDITIONS PRECEDENT (a) As conditions precedent to the effectiveness of this Agreement, Purchaser shall have received (except with respect to the Electronic Tracking Agreement or as otherwise specified below) on or before the Effective Date the following, in form and substance satisfactory to Purchaser and duly executed by each party thereto (as applicable): - 47 -

(i) Each of the Program Documents duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver; (ii) A certificate of an officer of Seller attaching certified copies of Seller’s consents or charter, bylaws and corporate resolutions, as applicable, approving the Program Documents and Transactions thereunder (either specifically or by general resolution), and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Documents; (iii) A certified copy of a good standing certificate from the jurisdiction of organization of Seller, dated as of no earlier than the date which is ten (10) Business Days prior to the Purchase Date with respect to the initial Transaction hereunder; (iv) An incumbency certificate of the secretary of Seller certifying the names, true signatures and titles of Seller’s representatives who are duly authorized to request Transactions hereunder and to execute the Program Documents and the other documents to be delivered thereunder; (v) An opinion of Seller’s counsel as to such matters as Purchaser may reasonably request (including, without limitation, an opinion that this Agreement constitutes a “repurchase agreement”, a “securities contract” and a “master netting agreement” within the meaning of the Bankruptcy Code and an opinion that no Transaction constitutes an avoidable transfer under Sections 546(e), 546(f), and 546(j) of the Bankruptcy Code), each in form and substance reasonably acceptable to Purchaser; (vi) No later than three (3) Business Days after the Effective Date, an opinion of Seller’s counsel as to such matters as Purchaser may reasonably request (including, without limitation, with respect to Purchaser’s perfected security interest in the Purchased Assets, a non-contravention, enforceability and corporate opinion with respect to Seller, and an opinion with respect to the inapplicability of the Investment Company Act to Seller), each in form and substance reasonably acceptable to Purchaser; (vii) Seller shall have paid to Purchaser and Purchaser shall have received all accrued and unpaid fees and expenses owed to Purchaser in accordance with the Program Documents, including without limitation, the Structuring Fee, the Non-Utilization Fee, and any Transaction Fees then due and owing pursuant to Section 2 of the Pricing Side Letter, in immediately available funds, and without deduction, set-off or counterclaim; (viii) A copy of the insurance policies required by Section 14(q) of this Agreement; (ix) Duly completed and filed Uniform Commercial Code financing statements acceptable to Purchaser and covering the Purchased Assets on Form UCC1; - 48 -

(x) Purchaser or Agent shall have completed the due diligence review pursuant to Section 37, and such review shall be satisfactory to Purchaser and Agent in their sole discretion; (xi) Seller shall have provided evidence, satisfactory to Purchaser and Agent, that Servicer’s and Seller’s Approvals are in good standing; and (xii) Any other documents reasonably requested by Purchaser or Agent. (b) As conditions precedent to each Transaction pursuant to this Agreement (including the initial Transaction), each of the following conditions precedent must have been satisfied: (i) Purchaser or its designee shall have received on or before the Purchase Date with respect to Eligible Mortgage Loans that are to be the subject of such Transaction (unless otherwise specified in this Agreement) the following, in form and substance satisfactory to Purchaser and (if applicable) duly executed: (A) Seller shall have paid to Purchaser and Purchaser shall have received all accrued and unpaid fees and expenses owed to Purchaser in accordance with the Program Documents, including without limitation, the Structuring Fee, the Non-Utilization Fee and any Transaction Fee then due and owing pursuant to Section 2 of the Pricing Side Letter, in immediately available funds, and without deduction, set-off or counterclaim; (B) The Seller Mortgage Loan Schedule with respect to such Purchased Assets, delivered pursuant to Section 3(c); (C) Such certificates, customary opinions of counsel or other documents as Purchaser may reasonably request, provided that such opinions of counsel shall not be required routinely in connection with each Transaction but shall only be required from time to time as deemed necessary by Purchaser in its commercially reasonable judgment; (D) Purchaser shall have received the Structuring Fee, the Non-Utilization Fee, and the Transaction Fees in respect of such Transaction then due and owing pursuant to Section 2 of the Pricing Side Letter, in immediately available funds, and without deduction, set-off or counterclaim; (E) With respect to Mortgage Loans that are not Wet-Ink Mortgage Loans, a trust receipt executed by the Custodian without exceptions and with respect to Wet-Ink Mortgage Loans, a trust receipt executed by the Wet-Ink Mortgage Loan Document Receipt Date by the Custodian without exceptions; - 49 -

(F) Such other certifications of Custodian as are required under Sections 2 and 4 of the Custodial and Disbursement Agreement; (G) With respect to any table-funded Wet-Ink Mortgage Loan that is the subject of such Transaction, a copy of the Escrow Instruction Letter, signed by the Settlement Agent; and (H) A duly executed Warehouse Lender’s Release from any Warehouse Lender (including any party that has a precautionary security interest in a Mortgage Loan) having a security interest in any Mortgage Loans subject to such Transaction, substantially in the form of Exhibit E, addressed to Purchaser, releasing any and all of its right, title and interest in, to and under such Mortgage Loan (including, without limitation, any security interest that such secured party or secured party’s agent may have by virtue of its possession, custody or control thereof) and, to the extent applicable, has filed Uniform Commercial Code termination statements in respect of any Uniform Commercial Code filings made in respect of such Mortgage Loan, and each such Warehouse Lender’s Release and Uniform Commercial Code termination statement has been delivered to Purchaser prior to such Transaction and to the Custodian as part of the Mortgage File. (ii) No Default or Event of Default shall have occurred and be continuing; (iii) Purchaser shall not have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any requirement of law applicable to Purchaser has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Purchaser to enter into Transactions with the applicable Pricing Rate; (iv) Both immediately prior to the related Transaction and also after giving effect thereto and to the intended use thereof, all representations and warranties in the Program Documents shall be true and correct on the date of such Transaction (with the same force and effect as if made on such date) and Seller is in compliance with the terms and conditions of the Program Documents, other than as may be expressly waived by the Purchaser; (v) The then Aggregate MRA Purchase Price when added to the Purchase Price for the requested Transaction, shall not exceed, as of any date of determination, the lesser of (a) the Maximum Aggregate Purchase Price (less the Aggregate EPF Purchase Price) and (b) the Asset Base; (vi) The Purchase Price for the requested Transaction shall not be less than $1,000,000; - 50 -

(vii) Satisfaction of any conditions precedent to the initial Transaction as set forth in clause (a) of this Section 11 that were not satisfied prior to such initial Purchase Date; (viii) Purchaser shall have determined that all actions necessary to establish or maintain Purchaser’s perfected security interest in the Purchased Assets have been taken; (ix) Purchaser or its designee shall have received any other documents reasonably requested by Purchaser; (x) There is no Margin Deficit at the time immediately prior to entering into a new Transaction (other than a Margin Deficit that will be cured contemporaneous with such Transaction in accordance with the provisions of Section 7 hereof) and no Margin Deficit will exist immediately after giving effect thereto; (xi) None of the following shall have occurred and/or be continuing: (A) an event or events shall have occurred in the good faith determination of Purchaser resulting in the effective absence of a “repo market” or comparable “lending market” for financing debt obligations secured by mortgage loans or securities or an event or events shall have occurred resulting in Purchaser not being able to finance Eligible Mortgage Loans through the “repo market” or “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or (B) an event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by mortgage loans or an event or events shall have occurred resulting in Purchaser not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or (C) there shall have occurred a material adverse change in the financial condition of Purchaser which affects (or can reasonably be expected to affect) materially and adversely the ability of Purchaser to fund its obligations under this Agreement. (xii) Delivery of all due diligence results to the extent diligence is performed by Purchaser or Agent with respect to such Transaction; (xiii) All Mortgage Loans referenced on the related Seller Mortgage Loan Schedule are Eligible Mortgage Loans; and (xiv) From and after the thirtieth (30th) day after the Effective Date, the Electronic Tracking Agreement shall be entered into, duly executed and delivered by the - 51 -

parties thereto and being in full force and effect, free of any modification, breach or waiver unless agreed to in writing by the parties thereto. 12. RELEASE OF PURCHASED ASSETS Upon timely payment in full of the Repurchase Price and all other Obligations (if any) then owing with respect to a Purchased Asset pursuant to Section 3(f) hereof, unless a Margin Deficit or an Event of Default shall have occurred and be continuing: (a) Purchaser shall automatically and without any further action terminate any security interest that Purchaser may have in such Purchased Asset, (b) the Purchaser shall automatically and without further action sell and release to the Seller or the applicable Takeout Investor, as the case may be, such Purchased Asset, and (c) with respect to such Purchased Asset, Purchaser shall or shall direct Custodian to release such Purchased Asset to Seller or the applicable Takeout Investor, as the case may be. If such a Margin Deficit is applicable, Purchaser shall notify Seller of the amount thereof and Seller may thereupon satisfy the Margin Call in the manner specified in Section 7. 13. RELIANCE With respect to any Transaction, Purchaser may conclusively rely upon, and shall incur no liability to Seller in acting upon, any request or other communication that Purchaser reasonably believes to have been given or made by a person authorized to enter into a Transaction on Seller’s behalf. 14. REPRESENTATIONS AND WARRANTIES Seller hereby represents and warrants to Purchaser and Agent, and shall on and as of the Purchase Date for any Transaction and on and as of each date thereafter through and including the related Repurchase Date be deemed to represent and warrant to Purchaser and Agent that: (a) Due Organization, Qualification, Power, Authority and Due Authorization. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and it has qualified to do business in each jurisdiction in which it is legally required to do so. Seller has the power and authority under its certificate of formation, operating agreement and applicable law to enter into this Agreement and the Program Documents and to perform all acts contemplated hereby and thereby or in connection herewith and therewith; this Agreement and the Program Documents and the transactions contemplated hereby and thereby have been duly authorized by all necessary action and do not require any additional approvals or consents or other action by, or any notice to or filing with, any Person other than any that have heretofore been obtained, given or made. (b) Noncontravention. The consummation of the transactions contemplated by this Agreement and Program Documents are in the ordinary course of business of Seller and will not conflict with, result in the breach of or violate any provision of the certificate of formation and operating agreement of Seller or result in the breach of any provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture, loan or credit agreement or other instrument to which Seller, the Purchased Assets or - 52 -

any of Seller’s Property is or may be subject to, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller, the Purchased Assets or Seller’s Property is subject. (c) Legal Proceeding. Except as disclosed to the Agent, there is no action, suit, proceeding or investigation, at law or in equity, or before or by any court, public board or body pending or, to Seller’s knowledge, threatened against or affecting Seller (or, to Seller’s knowledge, any basis therefor) wherein an unfavorable decision, ruling or finding would adversely affect the validity of the Purchased Assets or the validity or enforceability of this Agreement, the Program Documents could adversely affect the proceedings of Seller in connection herewith or would or could materially and adversely affect Seller’s ability to carry out its obligations hereunder. (d) Valid and Binding Obligations. This Agreement, the Program Documents and every other document to be executed by Seller in connection with this Agreement is and will be the legal, valid, binding and subsisting obligations of Seller, enforceable in accordance with their respective terms, except that (A) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. (e) Financial Statements. The financial statements of Seller, copies of which have been furnished to Purchaser, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of Seller as of the dates and for the periods indicated and (iii) have been prepared in accordance with GAAP consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent financial statements, there has been no Material Adverse Change with respect to Seller. Except as disclosed in such financial statements or pursuant to Section 15(i) hereof, Seller is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a reasonable possibility of causing a Material Adverse Change with respect to Seller. (f) Accuracy of Information. Neither this Agreement nor any representations and warranties or information relating to Seller that Seller has delivered or caused to be delivered to Purchaser, including, but not limited to, all documents related to this Agreement, the Program Documents or Seller’s financial statements, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein or herein in light of the circumstances under which they were made, not misleading. Since the furnishing of such documents or information, to Seller’s knowledge, there has been no change, nor any development or event involving a prospective change that would render any of such documents or information untrue or misleading in any material respect, unless Seller delivered such other documents or information informing Purchaser or Agent of such change. (g) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other - 53 -

non-governmental Person, is required in connection with the execution, delivery and performance by Seller of this Agreement or any other Program Document to which it is a party, other than any that have heretofore been obtained, given or made. (h) Compliance With Law, Etc. No practice, procedure or policy employed by Seller in the conduct of its businesses violates any law, regulation, judgment, agreement, regulatory consent, order or decree applicable to it which, if enforced, would result in a Material Adverse Effect. (i) Solvency. Seller is solvent and will not be rendered insolvent by any Transaction and, after giving effect to each such Transaction, Seller will not be left with an unreasonably small amount of capital with which to engage in its business. Seller does not intend to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature. Seller is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Seller or any of its assets. The audited annual financial statements of Seller or the notes thereto or other opinions or conclusions stated therein have not been qualified or limited by reference to the status of such Person as a “going concern” or a reference of similar import or indicate that Seller has a negative net worth or is insolvent. (j) Fraudulent Conveyance. The amount of consideration being received by Seller in respect of each Transaction, taken as a whole, constitutes reasonably equivalent value and fair consideration for the related Purchased Assets. Seller is not transferring any Purchased Assets with any intent to hinder, delay or defraud any of its creditors. The Agreement and the Program Documents, any other document contemplated hereby or thereby and each Transaction have not been entered into fraudulently by Seller hereunder, or with the intent to hinder, delay or defraud any creditor or Purchaser. (k) Investment Company Act Compliance. Seller is not required to be registered as an “investment company” as defined under the Investment Company Act nor is an entity “controlled by” an entity required to be registered as an “investment company” as defined under the Investment Company Act. (l) Taxes. Seller has timely filed all federal and state income and other material tax returns that are required to be filed by it and has paid all taxes, including any assessments received by it, to the extent that such taxes are reflected on such returns and have become due or otherwise are federal, state income or other material taxes (other than for taxes that are being contested in good faith or for which it has established adequate reserves). Any taxes, fees and other governmental charges payable by Seller in connection with a Transaction and the execution and delivery of the Program Documents have been paid prior to becoming delinquent. (m) Additional Representations. With respect to each Purchased Asset to be sold hereunder by Seller to Purchaser, Seller hereby makes all of the applicable representations and warranties set forth in Exhibit B as of the date the related Mortgage File is delivered to Purchaser or the Custodian with respect to the Purchased Assets and continuously while such Purchased Asset is subject to a Transaction. Further, as of each Purchase Date, Seller shall be deemed to have represented and warranted in like manner that Seller has no knowledge that any - 54 -

such representation or warranty may have ceased to be true in a material respect as of such date, except as otherwise stated in a written notice to the Purchaser, any such exception to identify the applicable representation or warranty and specify in reasonable detail the related knowledge of Seller. (n) No Broker. Seller has not dealt with any broker, investment banker, agent, or other person, except for Purchaser, who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to this Agreement; provided, that if Seller has dealt with any broker, investment banker, agent, or other person, except for Purchaser, who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to this Agreement, such commission or compensation shall have been paid in full by Seller. (o) [Reserved]. (p) Approvals. Seller has all requisite Approvals. With respect to each Approval, Seller is in good standing, with no event having occurred or Seller having any reason whatsoever to believe or suspect will occur which would either make Seller unable to comply with the eligibility requirements for maintaining all such Approvals or require notification to any Agency, HUD, FHA or VA. (q) Custodian and Disbursement Agent. The Custodian and Disbursement Agent are not Affiliates of Seller. (r) Approved Mortgagee. As of the date of this Agreement, Seller is an approved FHA, VA, RD, Ginnie Mae, Fannie Mae and/or Freddie Mac seller, mortgagee and/or servicer and is in good standing with these agencies. (s) Unsecured Term Loan. For so long as such Unsecured Term Loan is outstanding, Seller is not in breach of any representation, warranty, covenant, or other provision of the Unsecured Term Loan related to the delinquency of Ginnie Mae mortgage loans. The representations and warranties set forth in this Agreement shall survive transfer of the Purchased Assets to Purchaser and shall continue for so long as the Purchased Assets are subject to this Agreement. 15. COVENANTS OF SELLER Seller hereby covenants and agrees with Purchaser and Agent as follows: (a) Defense of Title. Seller warrants and will defend the right, title and interest of Purchaser in and to all Purchased Assets against all adverse claims and demands. (b) No Amendment or Compromise. None of Seller or those acting on Seller’s behalf shall amend, modify, or waive any term or condition of, or settle or compromise any claim in respect of, any item of the Purchased Assets, any related rights or any of the Program Documents without the prior written consent of Purchaser, except if such amendment or modification does not (i) affect the amount or timing of any payment of principal or interest payable with respect to - 55 -

a Purchased Asset, extend its scheduled maturity date, modify its interest rate, or constitute a cancellation or discharge of its outstanding principal balance or (ii) materially and adversely affect the security afforded by the real property, furnishings, fixtures, or equipment securing the Purchased Asset. Notwithstanding the foregoing, the Seller may amend, modify or waive any term or condition of the individual Mortgage Loans in accordance with Accepted Servicing Practices and the Agency Guides; provided, that Seller shall promptly notify Purchaser of any amendment, modification or waiver that causes any Purchased Mortgage Loan to cease to be an Eligible Mortgage Loan. (c) No Assignment; No Liens. Except as permitted herein, Seller shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in, or Lien on or otherwise encumber (except pursuant to the Program Documents) any of the Purchased Assets or any interest therein, provided that this Section 15(c) shall not prevent any of the following: any contribution, sale, assignment, transfer or conveyance of Purchased Assets in accordance with the Program Documents and any forward purchase commitment or other type of take out commitment for the Purchased Assets (without vesting rights in the related purchasers as against Purchaser). (d) No Economic Interest. Neither Seller nor any Affiliate thereof will acquire any economic interest in or obligation with respect to any Purchased Mortgage Loan except for record title to the Mortgage relating to such Purchased Mortgage Loan and the right and obligation to repurchase the Mortgage Loan hereunder and the right to receive amounts pursuant to Section 17. (e) Preservation of Purchased Assets. Seller shall take all actions necessary or, in the opinion of Purchaser, desirable, to preserve the Purchased Assets so that they remain subject to a first priority perfected security interest hereunder and deliver evidence that such actions have been taken, including, without limitation, duly completed and filed Uniform Commercial Code financing statements on Form UCC1. Without limiting the foregoing, Seller will comply with all applicable laws, rules, regulations and other laws of any Governmental Authority applicable to Seller relating to the Purchased Assets and cause the Purchased Assets to comply with all applicable laws, rules, regulations and other laws of any such Governmental Authority. Seller will not allow any default to occur for which Seller is responsible under any Purchased Assets or any Program Documents and Seller shall fully perform or cause to be performed when due all of its obligations under any Purchased Assets or the Program Documents. (f) Maintenance of Papers, Records and Files. (i) Seller shall maintain all Records relating to the Purchased Assets not in the possession of Custodian or released in accordance with the Custodial Agreement in good and complete condition in accordance with industry practices and preserve them against loss. Seller shall collect and maintain or cause to be collected and maintained all such Records in accordance with industry custom and practice, and all such Records shall be in Purchaser’s or Custodian’s possession unless Purchaser otherwise approves in writing. Seller will not cause or authorize any such papers, records or files that are an original or an only copy to leave Custodian’s possession, except for individual items removed in connection with servicing a specific Mortgage Loan, in which event Seller - 56 -

will obtain or cause to be obtained a receipt from the Custodian for any such paper, record or file, or as otherwise permitted under the Custodial and Disbursement Agreement. (ii) For so long as Purchaser has an interest in or Lien on any Purchased Asset, Seller will hold or cause to be held all related Records for the sole benefit of Purchaser. (iii) Upon reasonable advance notice from Custodian or Purchaser, Seller shall (x) make any and all such Records available to Custodian or Agent for examination, either by its own officers or employees, or by agents or contractors, who are bound by confidentiality obligations with Custodian or Agent, as applicable, or both, and make copies of all or any portion thereof, (y) permit Agent or its authorized agents to discuss the affairs, finances and accounts of Seller with its chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of Seller with its independent certified public accountants; provided, that Seller shall have the right to have a representative present during any such discussion. (g) Financial Statements and Other Information; Financial Covenants. (i) Seller shall keep or cause to be kept in reasonable detail books and records setting forth an account of its assets and business and, as applicable, shall clearly reflect therein the transfer of Purchased Assets to Purchaser. Seller shall furnish or cause to be furnished to Purchaser the following: (A) Financial Statements. (1) Within ninety (90) days after the end of each fiscal year of Seller, the consolidated audited balance sheets of Seller and its consolidated Subsidiaries, which will be in conformity with GAAP, and the related consolidated audited statements of income and changes in equity showing the financial condition of Seller and its consolidated Subsidiaries as of the close of such fiscal year and the results of operations during such year, and consolidated audited statements of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year. The foregoing consolidated financial statements are to be reported on by, and to carry the unqualified report (in a form substantially similar to the form of financial statements attached hereto as Exhibit J, or in a form otherwise acceptable to Purchaser and Agent) of, an independent public accountant of national standing acceptable to Purchaser and Agent, which shall include KPMG LLP, PricewaterhouseCoopers LLP, Deloitte LLP, BDO USA, LLP, Ernst & Young, and any other similarly situated independent public account; (2) Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Seller, consolidated unaudited balance sheets and consolidated statements of income and changes in equity, (in a form substantially similar to the form of financial statements attached hereto as Exhibit - 57 -

K, or in a form otherwise acceptable to Purchaser and Agent), showing the financial condition and results of operations of Seller and its consolidated Subsidiaries, each on a consolidated basis as of the end of each such quarter and for the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, certified by a financial officer of Seller who is qualified to make such certification as presenting fairly the financial position and results of operations of Seller and its consolidated Subsidiaries and as having been prepared in accordance with GAAP consistently applied, in each case, subject to normal year-end audit adjustments; (3) As soon as is practicable, but in any event within thirty (30) days after the end of each of the first two months of a fiscal quarter, consolidated unaudited balance sheets and consolidated statements of income and changes in equity (in a form substantially similar to the form of financial statements attached hereto as Exhibit K, or in a form otherwise acceptable to Purchaser and Agent) showing the financial condition and results of operations of Seller and its consolidated Subsidiaries on a consolidated basis as of the end of each such month and for the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the corresponding figures for the corresponding month of the preceding fiscal year, certified by a financial officer of Seller who is qualified to make such certification as presenting fairly the financial position and results of operations of Seller and its consolidated Subsidiaries and as having been prepared in accordance with GAAP consistently applied, in each case, subject to normal year-end audit adjustments; (4) Promptly upon becoming available, copies of any annual and quarterly financial reports that Seller may be required to file with the SEC or any federal banking agency, or any report which Seller may be required to file with the SEC or any federal banking agency containing such financial statements and other information concerning Seller’s business and affairs as is required to be included in such reports in accordance with the rules and regulations of the SEC or such federal banking agency, as may be promulgated from time to time. Seller’s obligation to deliver any report or other document under this 15(g)(i)(A) shall be deemed to have been satisfied if, and as of the date, such report or other document is filed with the SEC pursuant to the SEC’s Electronic Data Gathering & Analysis Recovery system (5) The audited annual financial statements of Seller or the notes thereto or other opinions or conclusions stated therein shall not be qualified or limited by reference to the status of Seller as a “going concern” or a reference of similar import nor shall indicate that such Seller has a negative net worth or is insolvent (B) Reserved. - 58 -

- 59 - (iii) Certifications. Seller shall execute and deliver a certification (i) substantially in the form of Exhibit A-1 attached hereto within thirty (30) days after the end of each of the first two calendar months of each fiscal quarter of Seller, and substantially in the form of Exhibit A-2 attached hereto within (x) forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Seller, and (y) ninety (90) days after the end of each fiscal year of Seller. Each certification to be executed and delivered hereunder shall be sent via electronic mail to USResiFinancing@barclayscapital.com, CoreRMBSBanking@barclayscapital.com and CreditSecuritizedP1@barclayscapital.com or such other email address as the Agent may furnish to the Seller from time to time by written notice.5871 (h) Agency Reporting. Seller shall comply with the applicable reporting requirements of each Agency Guide and HUD. (i) Notice of Material Events. Seller shall promptly inform Purchaser and Agent in writing (via electronic mail to USResiFinancing@barclayscapital.com and CoreRMBSBanking@barclayscapital.com or such other email address as the Agent may furnish to the Seller from time to time by written notice) of any of the following of which any Responsible Officer is aware) of any of the following:5972 (i) any Default, Event of Default by Seller of any material obligation under any Program Document or any Servicer Termination Event, or any default or event of default by Seller under any Other Agreement, in each case, to the extent not waived or deemed not to exist after application of any applicable waiver or cure period; (ii) any material and adverse change in the insurance coverage of Seller as required to be maintained pursuant to Section 15(q) hereof, with copy of evidence of same attached; (iii) the commencement of, or any determination in, any material dispute, litigation, investigation, proceeding, sanctions or suspension between Seller or its Parent (C) Other Information. As soon as reasonably practical, but in no event later than thirty (30) days after the written request of Purchaser or Agent, such other information or reports as Purchaser or Agent may from time to time reasonably request; provided, however, such request will not cause Seller any undue material expense. (ii) Seller shall at all times comply with the financial covenants sets forth in Section 4 of the Pricing Side Letter. 5871 Section 15(g)(iii) was amended by Amendment No. 1, dated as of September 24, 2021. 5972 Section 15(i)(ii) and (ix) were amended by Amendment No. 1, dated as of September 24, 2021.

Company, on the one hand, and any Governmental Authority or any other Person, on the other; (iv) any material change in accounting policies or financial reporting practices of Seller which could reasonably be expected to have a Material Adverse Effect; (v) any event, circumstance or condition that has resulted, or has a reasonable likelihood of resulting in either a Material Adverse Change or a Material Adverse Effect with respect to Seller; (vi) any material modifications to Seller’s underwriting or acquisition guidelines; (vii) upon Seller’s becoming aware of any Control Failure with respect to a Purchased Mortgage Loan or any eNote Replacement Failure; (viii) any penalties, sanctions or charges levied, or threatened in writing to be levied, against Seller or Servicer or any change, or change threatened in writing, in Approval status, or actions taken, or threatened in writing to be taken, against Seller or Servicer by or disputes in writing between Seller or Servicer and any Applicable Agency, or any supervisory or regulatory Governmental Authority (including, but not limited to HUD, FHA and VA) supervising or regulating the origination or servicing of mortgage loans by, or the issuer status of, Seller or Servicer (which, in the event of a Governmental Authority, could reasonably be expected to have a Material Adverse Effect); (ix) any consolidation or merger of Seller, any Change in Control of Seller, or any sale of all or substantially all of Seller’s Property; or (x) upon Seller becoming aware of any termination or threatened termination by an Agency of the Custodian as an eligible custodian. (j) Maintenance of Approvals. Seller shall take all reasonably necessary actions to maintain its Approvals at all times during the term of this Agreement. If, for any reason, Seller ceases to maintain any such Approval, Seller shall notify Purchaser and Agent within two (2) Business Days. (k) Maintenance of Licenses. Seller shall (i) maintain all licenses, permits or other approvals necessary for Seller to conduct its business and to perform its obligations under the Program Documents, (ii) remain in good standing to the extent required under, and comply in all material respects with, all laws of each state in which it conducts business or any Mortgaged Property is located, and (iii) conduct its business strictly in accordance with applicable law. (l) Taxes, Etc. Seller shall pay and discharge or cause to be paid and discharged, when due all federal and state income and other material taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or upon any of its Property, real, personal or mixed (including without limitation, the Purchased Assets) or upon any part thereof, as well as any other lawful claims which, if unpaid, might become a Lien upon such properties or any part thereof, except for any such taxes, assessments and governmental charges, - 60 -

- 61 - levies or claims as are appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are provided. Seller shall file or cause to be filed on a timely basis all federal and state income tax returns and other material tax and information returns, reports and any other information statements or schedules required to be filed by or in respect of it.6073 (m) Nature of Business. Seller shall not make any material change in the nature of its business from Current Business Operations.. (n) Limitation on Distributions. Seller shall have the right to pay dividends so long as such dividend distribution does not result in any breach of the financial covenants set forth in Section 4 of the Pricing Side Letter. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, Seller shall not make any payment of any dividends or make distributions on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any capital stock, senior or subordinate debt of Seller or other equity interests, respectively, thereof, whether now or hereafter outstanding, or make any other distribution in respect thereof, other than stock dividends and Permitted Tax Distributions, either directly or indirectly, whether in cash or Property or in obligations of Seller, without the prior written consent of Purchaser, which consent may not be unreasonably withheld. (o) Use of Custodian. Without the prior written consent of Purchaser, Seller shall not use a third party custodian as document custodian other than the Custodian for the Mortgage File relating to the Purchased Mortgage Loans. (p) Change of Control. Seller shall not, at any time, directly or indirectly (i) be subject to a Change in Control; (ii) form or enter into any partnership, joint venture, syndicate or other combination which would have a Material Adverse Effect with respect to Seller; or (iii) make any Material Adverse Change with respect to Seller. (q) Insurance. Seller shall obtain and maintain insurance with responsible companies in such amounts and against such risks as are customarily carried by business entities engaged in similar businesses similarly situated, including without limitation, the insurance required to be obtained and maintained by each Agency pursuant to the Agency Guides, and will furnish Purchaser on request full information as to all such insurance, and provide within fifteen (15) days after receipt of such request the certificates or other documents evidencing renewal of each such policy. Seller shall continue to maintain coverage, for itself and its Subsidiaries, that encompasses employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, Property (other than money and securities), and computer fraud in an aggregate amount of at least such amount as is required by each Agency. (r) Affiliate Transaction. Seller shall not, at any time, directly or indirectly, sell, lease or otherwise transfer any Property or assets to, or otherwise acquire any Property or assets from, or otherwise engage in any transactions with, any of its Affiliates unless in the ordinary course of Seller’s business and the terms thereof are no less favorable to Seller than those that could be 6073 Section 15(l) was amended by Amendment No. 1, dated as of September 24, 2021.

obtained at the time of such transaction in an arm’s length transaction with a Person who is not such an Affiliate. For the avoidance of doubt, nothing herein prohibits Seller from making or paying any dividend or distribution to its members or shareholders on account of their equity interests in Seller. (s) Change of Fiscal Year. Seller shall not, at any time, directly or indirectly, except upon ninety (90) days’ prior written notice to Purchaser, change the date on which its fiscal year begins from its current fiscal year beginning date. (t) Transfer of Servicing Rights, Servicing Files and Servicing. With respect to the Servicing Rights of each Purchased Mortgage Loan, Seller shall transfer such Servicing Rights to Purchaser or its designee on the related Purchase Date. With respect to the Servicing Files and the physical and contractual servicing of each Purchased Mortgage Loan to the extent in the possession of Seller, Seller shall deliver such Servicing Files and the physical and contractual servicing to Purchaser or its designee upon the expiration of the Servicing Term unless either such Servicing Term is renewed by Purchaser or the termination of the Seller as servicer pursuant to Section 17. Seller’s transfer of the Servicing Rights, Servicing Files and the physical and contractual servicing under this Section shall be in accordance with customary standards in the industry including the transfer of the gross amount of all escrows, if any, held for the related Mortgagors (without reduction for unreimbursed advances or “negative escrows”). (u) Audit and Approval Maintenance. Seller shall (i) at all times maintain copies of relevant portions of all final written Agency audits, examinations, evaluations, monitoring reviews and reports of its origination and servicing operations (including those prepared on a contract basis for any such agency) in which there are material adverse findings, including without limitation notices of defaults, notices of termination of approved status, notices of imposition of supervisory agreements or interim servicing agreements, and notices of probation, suspension, or non-renewal, and all necessary approvals from each Agency, and (ii) take all actions reasonably necessary to maintain its respective Approvals. Seller shall (x) disclose to Agent any portion of such information that is not confidential, (y) notify Agent of any material event in a level of specificity that would not violate the confidentiality requirements and (z) promptly seek permission to disclose the information from the necessary parties and shall provide Agent such information to the extent of such permission. (v) MERS. The Seller is a member of MERS in good standing and current in the payment of all fees and assessments imposed by MERS, and has complied in all material respects with all rules and procedures of MERS. In connection with the assignment of any Purchased Mortgage Loan registered on the MERS System, the Seller agrees that it will, at the Seller’s own cost and expense, promptly cause the MERS System to indicate that such Mortgage Loan has been transferred to the Purchaser in accordance with the terms of this Agreement by including in MERS’ computer files (a) the code in the field which identifies the specific owner of the Mortgage Loans and (b) the code in the field “Pool Field” which identifies the series in which such Mortgage Loans were sold. The Seller further agrees that it will not alter codes referenced in this paragraph with respect to any Mortgage Loan at any time that such Mortgage Loan is subject to this Agreement, and the Seller shall retain its membership in MERS at all times during the term of this Agreement. For eMortgage Loans, Seller shall comply in all - 62 -

material respects with all rules and procedures in connection with the maintenance of the related eNotes on the MERS eRegistry for so long as such Purchased Mortgage Loans are so registered. (w) Fees and Expenses. Seller shall timely pay to Purchaser all reasonable fees and documented out of pocket expenses as set forth in the Pricing Side Letter. (x) Agency Status. Once the Seller or any of its subservicers has obtained any status with an Agency’s mortgage loan pool for which Seller is issuer or servicer, Seller shall not take or omit to take any act that (i) would result in the suspension or loss of any of such status, or (ii) after which Seller or any such relevant subservicer would no longer be in good standing with respect to such status, or (iii) after which Seller or any such relevant subservicer would no longer satisfy all applicable Agency net worth requirements, if both (x) all of the material effects of such act or omission shall not have been cured by Seller or waived by the applicable Agency before termination of such status and (y) the termination of such status could reasonably be expected to have a Material Adverse Effect. (y) Further Documents. Seller shall, upon request of Purchaser or Agent, promptly execute and deliver to Purchaser or Agent all such other and further documents and instruments of transfer, conveyance and assignment, and shall take such other action as Purchaser or Agent may require to more effectively transfer, convey, assign to and vest in Purchaser and to put Purchaser in possession of the Property to be transferred, conveyed, assigned and delivered hereunder and otherwise to carry out more effectively the intent of the provisions under this Agreement. (z) Due Diligence. Seller will permit Purchaser, Agent or their respective agents or designees to perform due diligence reviews on the Mortgage Loans subject to each Transaction hereunder up to the Due Diligence Review Amount within thirty (30) days following the related Purchase Date. Seller shall cooperate in all respects with such diligence and shall provide Purchaser, Agent or their respective agents or designees who are bound by confidentiality requirements with all loan files and other information (including, without limitation, Seller’s quality control procedures and results) reasonably requested by Purchaser, Agent or their respective agents or designees and shall bear all costs and expenses associated with such due diligence. (aa) [Reserved]. (bb) Non-Utilization Fee. Seller shall pay to Purchaser the due and owing portion of the Non-Utilization Fee if and as required under Section 2 of the Pricing Side Letter; provided that Purchaser may, in its sole discretion, net any Non-Utilization Fee from the proceeds of any Purchase Price paid by Purchaser to Seller to the extent such amounts were not otherwise received by Purchaser in accordance with this clause (bb). (cc) Opinion of Counsel. Within three (3) Business Days of the Effective Date, Seller shall deliver to Purchaser an opinion of Seller’s counsel as to such matters as Purchaser may reasonably request (including, without limitation, with respect to Purchaser’s perfected security interest in the Purchased Assets, a non-contravention, enforceability and corporate opinion with - 63 -

- 64 - respect to Seller, and an opinion with respect to the inapplicability of the Investment Company Act to Seller), each in form and substance reasonably acceptable to Purchaser. 16. REPURCHASE OF PURCHASED ASSETS Upon discovery by Seller of a breach of any of the representations and warranties set forth on Exhibit B to this Agreement, Seller shall give prompt written notice thereof to Purchaser. Upon any such discovery by Purchaser, Purchaser will notify Seller. It is understood and agreed that the representations and warranties set forth in Exhibit B to this Agreement with respect to the Purchased Assets shall survive delivery of the respective Mortgage Files to the Purchaser or Custodian with respect to the Purchased Assets and shall inure to the benefit of Purchaser. The fact that Purchaser has conducted or has failed to conduct any partial or complete due diligence investigation in connection with its purchase of any Purchased Asset shall not affect Purchaser’s right to demand repurchase or any other remedy as provided under this Agreement. Seller shall, within five (5) Business Days of the earlier of Seller’s discovery or receipt of notice with respect to any Purchased Asset of (i) any breach of a representation or warranty contained in Exhibit B of this Agreement or (ii) any failure to deliver any of the items required to be delivered as part of the Mortgage File within the time period required for delivery pursuant to the Custodial and Disbursement Agreement, promptly cure such breach or delivery failure in all material respects. If within five (5) Business Days after the earlier of Seller’s discovery of such breach or delivery failure or receipt of notice thereof that such breach or delivery failure has not been remedied by Seller, Seller shall promptly upon receipt of written instructions from Purchaser, at Purchaser’s option, repurchase such Purchased Asset at a purchase price equal to the Repurchase Price with respect to such Purchased Asset by wire transfer to the account designated by Purchaser. 17. SERVICING OF THE MORTGAGE LOANS; SERVICER TERMINATION (a) Subservicing. (i) Upon payment of the Initial Purchase Price, Purchaser shall own the Servicing Rights related to the Purchased Mortgage Loans including the Mortgage File related to such Purchased Mortgage Loans. Seller and Purchaser each agrees and acknowledges that the Mortgage Loans sold hereunder shall be sold to Purchaser on a servicing released basis, and that Purchaser is engaging and hereby does engage Seller to provide subservicing of each such Mortgage Loan for the benefit of Purchaser; provided that with respect to one or more Purchased Mortgage Loans, Cenlar FSB may subservice the Mortgage Loans for the benefit of Purchaser.6174 (ii) So long as a Purchased Mortgage Loan is outstanding, Seller shall neither assign, encumber or pledge its obligation to subservice such Mortgage Loans in whole or in part, nor delegate its rights or duties under this Agreement (to other than a subservicer) without the prior written consent of Purchaser, the granting of which consent shall be in the sole discretion of Purchaser. Seller hereby acknowledges and agrees that (i) Purchaser is entering into this Agreement in reliance upon Seller’s representations as to 6174 Section 17(a)(i) was amended by Amendment No. 1, dated as of September 24, 2021.

- 65 - the adequacy of its financial standing, servicing facilities, personnel, records, procedures, reputation and integrity, and the continuance thereof; and (ii) Seller’s engagement hereunder to provide mortgage servicing for the benefit of Purchaser is intended by the parties to be a “personal service contract” and Seller is hereunder intended by the parties to be an “independent contractor”. (iii) Servicer shall subservice and administer the Mortgage Loans it is subservicing on behalf of Purchaser in accordance with Accepted Servicing Practices. Servicer shall have no right to modify or alter the terms of any such Mortgage Loan or consent to the modification or alteration of the terms of any such Mortgage Loan except in Strict Compliance with the related Agency Program. Servicer shall at all times maintain accurate and complete records of its servicing of the Mortgage Loans it is subservicing on behalf of Purchaser, and Agent may, at any time during Servicer’s business hours on reasonable notice, examine and make copies of such Servicing Records. Seller agrees that Purchaser is the 100% beneficial owner of all Servicing Records relating to the Mortgage Loans. Seller covenants to hold or cause to be held such Servicing Records for the benefit of Purchaser and to safeguard such Servicing Records and to deliver them promptly to Agent or its designee (including the Custodian) at Agent’s request or otherwise as required by operation of this Section 17. (b) Servicing Term. Seller shall service or cause the Servicer to service such Mortgage Loans on behalf of Purchaser for commencing as of the related Purchase Date until the first next Monthly Payment Date, which term may be extended in writing by Agent in its sole reasonable discretion, until the next following Monthly Payment Date (each, a “Servicing Term”) . Notwithstanding the forgoing, Purchaser and/or Agent shall have the right to immediately terminate the Seller or any Servicer at any time following a Servicer Termination Event. If such Servicing Term is not extended by Agent or if Purchaser or Agent has terminated Seller or Servicer as a result of a Servicer Termination Event, Seller shall transfer or shall cause such Servicer to transfer such servicing to Purchaser or its designee at no cost or expense to Purchaser as provided in Section 15(t). Seller shall hold or cause to be held all Escrow Payments collected with respect to the Mortgage Loans it or a Servicer is subservicing on behalf of Purchaser in segregated accounts for the sole benefit of the related Mortgagor and shall apply the same for the purposes for which such funds were collected. If Seller or Servicer should discover that, for any reason whatsoever, it or the Servicer has failed to fully perform its servicing obligations in any respect with respect to the Mortgage Loans it is subservicing on behalf of Purchaser, Seller shall promptly notify Purchaser and Agent.6275 (c) Servicing Reports. As requested by Purchaser from time to time, Seller shall furnish to Purchaser reports in form and scope satisfactory to Purchaser, setting forth (i) data regarding the performance of the individual Mortgage Loans, (ii) a summary report of all Mortgage Loans serviced by the Seller and originated pursuant to an Agency Guide, HUD and/or FHA guidelines (on a portfolio basis), in each case, for the immediately preceding month, 6275 Section 17(b) was amended by Amendment No. 1, dated as of September 24, 2021.

- 66 - including, without limitation, all collections, delinquencies, defaults, defects, claim rates, losses and recoveries, and (iii) any other information reasonably requested by Purchaser. (d) Backup Servicer. The Agent, in its sole discretion, may appoint a backup servicer at any time during the term of this Agreement. In such event, Seller shall commence monthly delivery to such backup servicer of the servicing information required to be delivered to Purchaser pursuant to Section 17(d) hereof and any other information reasonably requested by backup servicer, all in a format that is reasonably acceptable to such backup servicer. Solely in the event that such backup servicer is appointed by Agent as a result of the occurrence and continuation of an Event of Default, Seller shall pay all costs and expenses of such backup servicer, including, but not limited to all fees of such backup servicer in connection with the processing of such information and the maintenance of a servicing file with respect to the Purchased Mortgage Loans. Seller shall cooperate fully with such backup servicer in the event of a transfer of servicing hereunder and will provide such backup servicer with all documents and information necessary for such backup servicer to assume the servicing of the Purchased Mortgage Loans. (e) Collection Account. Prior to the initial Purchase Date, Seller shall establish and maintain a separate account (the “Collection Account”) with the Collection Account Bank in the Agent’s name for the sole and exclusive benefit of the Purchaser. Such account shall be subject to the Collection Account Control Agreement. Following the occurrence and during the continuance of an Event of Default, Servicer shall deposit or credit (irrespective of any right of setoff or counterclaim arising in favor of Seller (or any third party claiming through it) under any other agreement or arrangement) to the Collection Account all amounts collected on account of the Purchased Mortgage Loans within two (2) Business Days of receipt, and remit such collections in accordance with Section 17(f) hereof. (f) Income Payments. Upon the occurrence and continuance of an Event of Default, all amounts deposited in the Collection Account shall be applied to reduce the Obligations hereunder to zero and all remaining amounts (if any) shall be paid to Seller. (g) FHA Buyout Loans. With respect to each FHA Buyout Loan, (i) Seller shall deposit FHA claims payments on such FHA Buyout Loan into the Collection Account within one Business Day of receipt and (ii) Seller shall service such FHA Buyout Loan in Strict Compliance with all FHA requirements.6376 (h) VA Buyout Loans. With respect to each VA Buyout Loan, Purchaser shall be entitled to, and Seller shall pay (or shall cause Servicer to pay) directly to Purchaser (except in the case of VA Claim Proceeds that are paid directly to Purchaser), (i) in the case of a VA Claim, the VA Claim Proceeds and (ii) in the case of a loan repurchased by Seller, the Repurchase Price. With respect to each VA Buyout Loan, (i) Seller shall deposit VA Claim Proceeds on such VA Buyout Loan into the Collection Account within one Business Day of receipt. Seller shall 6376 The subsection 17(g) was amended by Amendment No. 1, dated as of September 24, 2021.

- 67 - cause each Servicer to service the VA Buyout Loans in Strict Compliance with all VA requirements.6477 (i) Reserved. (j) Servicer Termination. Purchaser, in its sole discretion, may terminate Servicer’s rights and obligations as subservicer of the affected Mortgage Loans that it is subservicing on behalf of Purchaser and require Servicer to deliver the related Servicing Records to Purchaser or its designee upon the occurrence of (i) an Event of Default or (ii) upon the expiration of the Servicing Term as set forth in Section 17(b) by delivering written notice to Seller and Servicer requiring such termination. Such termination shall be effective upon Seller’s receipt of such written notice; provided, that Servicer’s subservicing rights shall be terminated immediately upon the occurrence a Servicer Termination Event, regardless of whether notice of such event shall have been given to or by Purchaser or Seller. Upon any such termination, all authority and power of Servicer respecting its rights to subservice and duties under this Agreement relating thereto, shall pass to and be vested in the successor servicer appointed by Purchaser and Purchaser is hereby authorized and empowered to transfer such rights to subservice the Mortgage Loans for such price and on such terms and conditions as Purchaser shall reasonably determine. Seller shall promptly take such actions and furnish to Purchaser such documents that Purchaser deems necessary or appropriate to enable Purchaser to enforce such Mortgage Loans and shall perform all acts and take all actions so that the Mortgage Loans and all files and documents relating to such Mortgage Loans held by Servicer, together with all escrow amounts relating to such Mortgage Loans, are delivered to successor Servicer, including but not limited to preparing, executing and delivering to the successor Servicer any and all documents and other instruments, placing in the successor Servicer’s possession all Servicing Records pertaining to such Mortgage Loans and doing or causing to be done, all at Seller’s sole expense. To the extent that the approval of the Applicable Agency is required for any such sale or transfer, Seller shall fully cooperate with Purchaser to obtain such approval. All amounts paid by any purchaser of such rights to service or subservice the Mortgage Loans shall be the property of Purchaser. The subservicing rights required to be delivered to successor Servicer in accordance with this Section 17(i) shall be delivered free of any servicing rights in favor of Seller or any third party (other than Purchaser) and free of any title, interest, lien, encumbrance or claim of any kind of Seller other than record title to the Mortgages relating to the Mortgage Loans and the right and obligation to repurchase the Mortgage Loans hereunder. No exercise by Purchaser of its rights under this Section 17(i) shall relieve Seller of responsibility or liability for any breach of this Agreement. (k) Conflicts. For the avoidance of doubt, if a Servicer Side Letter conflicts with any provision set forth in this Section 17, the applicable Servicer Side Letter shall control with respect to such provision. 6477 The subsection 17(h) was amended by Amendment No. 1, dated as of September 24, 2021.

- 68 - 18. EVENTS OF DEFAULT With respect to any Transactions covered by or related to this Agreement, the occurrence of any of the following events shall constitute an “Event of Default”: (a) Seller fails to transfer the Purchased Assets to the Purchaser on the applicable Purchase Date (provided the Purchaser has tendered the related Initial Purchase Price and Seller has not repaid such Initial Purchase Price on the same day as such tender);6578 (b) Seller either fails to repurchase the Purchased Assets on the applicable Repurchase Date or fails to perform its obligations under Section 7 (including, without limitation, the failure to timely cure a Margin Deficit) or the last sentence of Section 16; (c) Seller shall fail to (i) remit to Purchaser when due any payment required to be made under the terms of this Agreement, any of the other Program Documents or any other contracts or agreements delivered in connection herewith or therewith, or (ii) perform, observe or comply with any material term, condition, covenant or agreement contained in this Agreement or any of the other Program Documents (other than the other “Events of Default” set forth in this Section 18) or any other contracts or agreements delivered in connection herewith or therewith, and such failure is not cured within the time period expressly provided for therein, or, if no such cure period is provided, within three (3) Business Days of the earlier of (x) Seller’s receipt of written notice from Purchaser or Custodian of such breach or (y) the date on which Seller obtains notice or knowledge of the facts giving rise to such breach; (d) Any representation or warranty made by Seller (or any of Seller’s officers) in the Program Documents or in any other document delivered in connection therewith, or in any other contract or agreement, shall have been incorrect or untrue in any material respect when made or repeated or deemed by the terms thereof to have been incorrect or untrue in any material respect when made or repeated (other than the representations or warranties in Exhibit B which shall be considered solely for the purpose of determining whether the related Purchased Asset is an Eligible Mortgage Loan, unless (i) Seller shall have made any such representation or warranty with the knowledge that it was materially false or misleading at the time made or repeated or deemed to have been made or repeated, or (ii) any such representation or warranty shall have been determined by Purchaser in its sole good faith discretion to be materially false or misleading on a regular basis); (e) an Event of Default (as defined in the Other Agreement) shall have occurred and be continuing beyond any applicable cure period under any Other Agreement to which Seller or any of its Affiliates or Subsidiaries is a party; (f) Any Event of Insolvency of Seller; 6578 The subsection 18(a) was amended by Amendment No. 1, dated as of September 24, 2021.

(g) Any final judgment or order for the payment of money in excess of $10,000,000 in the aggregate (to the extent that it is, in the reasonable determination of Purchaser, uninsured and provided that any insurance or other credit posted in connection with an appeal shall not be deemed insurance for these purposes) shall be rendered against Seller by one or more courts, administrative tribunals or other bodies having jurisdiction over them and the same shall not be discharged (or provisions shall not be made for such discharge) satisfied, or bonded, or a stay of execution thereof shall not be procured, within sixty (60) days from the date of entry thereof and Seller shall not, within said period of sixty (60) days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; (h) Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority (i) shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Seller or any of Seller’s Affiliates, or shall have taken any action to displace the management of Seller or any of Seller’s Affiliates or to curtail its authority in the conduct of the business of Seller or any of Seller’s Affiliates, or (ii) takes any action in the nature of enforcement to remove, limit or restrict the approval of Seller or any of Seller’s Affiliates as an issuer, purchaser or a seller/servicer of Mortgage Loans or securities backed thereby; (i) Seller, shall fail to comply with any of the financial covenants set forth in Section 4 of the Pricing Side Letter; (j) Any Material Adverse Effect shall have occurred and not have been waived; (k) Neither of the following is true: This Agreement shall for any reason cease to create a valid first priority security interest or ownership interest upon transfer (except to the extent a security interest may not be perfected by possession, control or filing of a UCC financing statement) in any material portion of the Purchased Assets purported to be covered hereby; (l) A Change in Control of Seller shall have occurred that has not been approved by Agent; (m) [Reserved]; (n) A material event of default shall have occurred and be continuing beyond the expiration of any applicable cure periods under any of the Program Documents or the EPF Program Documents; (o) Seller ceases to be a member of MERS in good standing (unless MERS is no longer acting in such capacity) for any reason at any time Seller is servicing MERS Loans and has not been reinstated within thirty (30) days following receipt of notice or knowledge thereof; (p) [Reserved]; (q) Failure of Seller or its Affiliate as Servicer to service the Mortgage Loans in accordance with Accepted Servicing Practices and such breach is not waived by Agent in writing - 69 -

within thirty (30) days or Seller has failed to appoint a successor servicer acceptable to Agent within thirty (30) days; or (r) Failure of Seller to meet the qualifications to maintain all requisite Approvals, such Approvals are revoked or such Approvals are materially and modified. 19. REMEDIES Upon the occurrence and continuation of an Event of Default, the Purchaser, may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Event of Default referred to in Section 18(f)), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, shall have the right to exercise any or all of the following rights and remedies. (a) (i) The Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). Seller’s Obligations hereunder, to repurchase all Purchased Assets at the Repurchase Price therefor on the Repurchase Date in such Transactions shall thereupon become immediately due and payable; all Income paid after such exercise or deemed exercise shall be remitted to and retained by Purchaser and applied to the aggregate Repurchase Prices and any other amounts owing by Seller hereunder; Seller shall immediately deliver to Purchaser or its designee the Mortgage Files relating to the Purchased Assets subject to such Transaction then in its possession and/or control; and all right, title and interest in and entitlement to such Purchased Assets and Servicing Rights thereon shall become property of Purchaser. (ii) Purchaser may (A) sell, on or following the Business Day following the date on which the Repurchase Price becomes due and payable pursuant to Section 19(a)(i) without notice or demand of any kind, at a public or private sale and at such price or prices as Purchaser may deem commercially reasonable, any or all or portions of the Purchased Assets on a servicing-released or servicing-retained basis, as Purchaser may determine in its sole discretion and/or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Assets, to give Seller credit for such Purchased Assets (including credit for the Servicing Rights in respect of sales on a servicing-retained basis) in an amount equal to the Market Value of the Purchased Assets against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder. Seller shall remain liable to Purchaser for any amounts that remain owing to Purchaser following a sale and/or credit under the preceding sentence. The proceeds of any disposition of Purchased Assets shall be applied first to the reasonable costs and expenses including but not limited to legal fees incurred by Purchaser in connection with or as a result of an Event of Default; second to costs of cover and/or related hedging transactions; third to the aggregate Repurchase Prices; fourth to all other Obligations; and fifth to Seller. (iii) The parties recognize that it may not be possible to purchase or sell all of the Purchased Assets on a particular Business Day, or in a transaction with the same - 70 -

purchaser, or in the same manner because the market for such Purchased Assets may not be liquid. In view of these characteristics of the Purchased Assets, the parties agree that liquidation of a Transaction or the underlying Purchased Assets does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Purchaser may elect the time and manner of liquidating any Purchased Asset and nothing contained herein shall obligate Purchaser to liquidate any Purchased Asset upon the occurrence of an Event of Default or to liquidate all Purchased Assets in the same manner or on the same Business Day or shall constitute a waiver of any right or remedy of Purchaser. Notwithstanding the foregoing, the parties to this Agreement agree that the Transactions have been entered into in consideration of and in reliance upon the fact that all Transactions hereunder constitute a single business and contractual obligation and that each Transaction has been entered into in consideration of the other Transactions. (iv) The Purchaser may terminate the Agreement. (b) Seller hereby acknowledges, admits and agrees that Seller’s obligations under this Agreement are recourse obligations of Seller. In addition to its rights hereunder, upon the occurrence of an Event of Default, Purchaser shall have the right to proceed against any of Seller’s assets related to any other warehouse, repurchase, or mortgage servicing rights facility or related trade line, which may be in the possession of Purchaser, any of Purchaser’s Affiliates or their designee (including the Custodian), including the right to liquidate such assets and to set-off the proceeds against monies owed by Seller to Purchaser pursuant to this Agreement. Purchaser may set off cash, the proceeds of the liquidation of the Purchased Assets and Additional Purchased Mortgage Loans and all other sums or obligations owed by Purchaser to Seller or against all of Seller’s Obligations to Purchaser, or Seller’s obligations to Purchaser under any other warehouse, repurchase, or mortgage servicing rights facility or related trade line between the parties, or otherwise, whether or not such obligations are then due, without prejudice to Purchaser’s right to recover any deficiency. (c) Purchaser shall have the right to obtain physical possession of the Records and all other Mortgage Files relating to the Purchased Assets which are then or may thereafter come into the possession of Seller or any third party acting for Seller and Seller shall deliver to Purchaser such assignments as Purchaser shall request. (d) Purchaser shall have the right to direct all Persons servicing the Purchased Assets to take such action with respect to the Purchased Assets as Purchaser determines appropriate, including, without limitation, using its rights under a power of attorney granted pursuant to Section 10(b) hereof. (e) Purchaser shall, without regard to the adequacy of the security for the Obligations, be entitled to seek the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect, collect, manage, liquidate, and sell the Purchased Assets or any portion thereof, collect the payments due with respect to the Purchased Assets or any portion thereof, and do anything that Purchaser is authorized hereunder to do. Seller shall pay all reasonable and documented out-of-pocket costs and expenses incurred by - 71 -

Purchaser in connection with the appointment and activities of such receiver, and such shall be deemed part of the Obligations hereunder. (f) Purchaser may, at its option, enter into one or more hedging transactions covering all or a portion of the Purchased Assets, and Seller shall be responsible for all reasonable and documented out-of-pocket damages, judgments, costs and expenses which may be imposed on, incurred by or asserted against Purchaser in good faith relating to or arising out of such hedging transactions; including without limitation any losses resulting from such hedging transactions, and such shall be deemed part of the Obligations hereunder. (g) In addition to all the rights and remedies specifically provided herein, Purchaser shall have all other rights and remedies provided by applicable federal, state, foreign and local laws, whether existing at law, in equity or by statute, including, without limitation, all rights and remedies available to a purchaser/secured party under the Uniform Commercial Code. Except as otherwise expressly provided in this Agreement, Purchaser shall have the right to exercise any of its rights and/or remedies without presentment, demand, protest or further notice of any kind, other than as expressly set forth herein, all of which are hereby expressly waived by Seller. Purchaser may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives, to the extent permitted by law, any right Seller might otherwise have to require Purchaser to enforce its rights by judicial process. Seller also waives, to the extent permitted by law, any defense Seller might otherwise have to the Obligations, or any guaranty thereof, arising from use of nonjudicial process, enforcement and sale of all or any portion of the Purchased Assets or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. (h) Seller shall cause all sums received by it with respect to the Purchased Assets to be deposited in the Collection Account promptly upon receipt thereof in accordance with Section 17. 20. DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE No failure on the part of Purchaser to exercise, and no delay by Purchaser in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Purchaser of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All rights and remedies of Purchaser provided for herein are cumulative and in addition to any and all other rights and remedies provided by law, the Program Documents and the other instruments and agreements contemplated hereby and thereby, and are not conditional or contingent on any attempt by Purchaser to exercise any of its rights under any other related document. Purchaser may exercise at any time after the occurrence of an Event of Default one or more remedies permitted hereunder, as it so desires, and may thereafter at any time and from time to time exercise any other remedy or remedies permitted hereunder. - 72 -

21. USE OF EMPLOYEE PLAN ASSETS No assets of an employee benefit plan subject to any provision of ERISA shall be used by either party hereto in a Transaction. 22. INDEMNITY (a) Seller agrees to indemnify and hold harmless Purchaser, Agent and their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against (and will reimburse each Indemnified Party as the same is incurred within thirty (30) days following receipt of an invoice therefor) any and all claims, damages, losses, liabilities and all other reasonable and documented expenses including out-of-pocket expenses (including, without limitation, reasonable fees and expenses of outside counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including without limitation, in connection with) (i) any investigation, litigation or other proceeding relating to, resulting from or arising out of any of the Program Documents, any breach by Seller of any representation or warranty or covenant in this Agreement or any other Program Document, and all actions taken pursuant thereto, (ii) the Transactions, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated hereby, including, without limitation, any acquisition or proposed acquisition, or any indemnity payable under the servicing agreement or other servicing arrangement, (iii) the actual or alleged presence of hazardous materials on any Property or any environmental action relating in any way to any Property, (iv) the actual or alleged violation of any federal, state, municipal or local predatory lending laws by Seller, or (v) the reduction of the Principal Balance due to a cram down or similar action authorized by any bankruptcy proceeding or other case arising out of or relating to any petition under the Bankruptcy Code, in each case, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly from such Indemnified Party’s gross negligence or willful misconduct or is the result of a claim made by Seller against the Indemnified Party, and Seller is ultimately the successful party in any resulting litigation or arbitration. Paragraph (a) of this section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (b) Seller hereby agrees not to assert any claim against Purchaser or any of its Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Program Documents, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated thereby. THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES. (c) If Seller fails to pay when due any costs, expenses or other amounts payable by it under this Agreement, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of Seller by Purchaser, in its reasonable discretion and Seller shall remain liable for any such payments by Purchaser and such amounts - 73 -

shall be deemed part of the Obligations hereunder. No such payment by Purchaser shall be deemed a waiver of any of Purchaser’s rights under the Program Documents. (d) Without prejudice to the survival of any other agreement of Seller hereunder, the covenants and obligations of Seller contained in this Section 22 shall survive the payment in full of the Repurchase Price and all other amounts payable hereunder and delivery of the Purchased Assets by Purchaser against full payment therefor. 23. WAIVER OF ORDER OF DISPOSITION RIGHTS Seller hereby expressly waives, to the fullest extent permitted by law, every statute of limitation on a deficiency judgment, any reduction in the proceeds of any Purchased Assets as a result of restrictions upon Purchaser or Custodian contained in the Program Documents or any other instrument delivered in connection therewith, and any right that they may have to direct the order in which any of the Purchased Assets shall be disposed of in the event of any disposition pursuant hereto. 24. REIMBURSEMENT; SET-OFF (a) Seller agrees to pay on demand all reasonable out-of-pocket costs and expenses of Purchaser in connection with the initial and subsequent negotiation, modification, renewal and amendment of the Program Documents (including, without limitation, (A) all collateral review and UCC search and filing fees and expenses and (B) the reasonable fees and expenses of outside counsel for Purchaser with respect to advising Purchaser as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under this Agreement and any other Program Document, with respect to negotiations with Seller or with other creditors of Seller arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto). Seller agrees to pay on demand, with interest at the Default Rate to the extent that an Event of Default has occurred, all costs and expenses, including without limitation, reasonable attorneys’ fees and disbursements (and fees and disbursements of Purchaser’s outside counsel) expended or incurred by Purchaser and/or Custodian in connection with the modification, renewal, amendment and enforcement (including any waivers) of the Program Documents (regardless of whether a Transaction is entered into hereunder), the taking of any action, including legal action, required or permitted to be taken by Purchaser (without duplication to Purchaser) and/or Custodian pursuant thereto or by refinancing or restructuring in the nature of a “workout.” Further, Seller agrees to pay, with interest at the Default Rate to the extent that an Event of Default has occurred, all costs and expenses, including without limitation, reasonable attorneys’ fees and disbursements (and fees and disbursements of Purchaser’s outside counsel) expended or incurred by Purchaser in connection with (a) the rendering of legal advice as to Purchaser’s rights, remedies and obligations under any of the Program Documents, (b) the collection of any sum which becomes due to Purchaser under any Program Document, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (d) the protection, preservation or enforcement of any rights of Purchaser. For the purposes of this Section 24(a), attorneys’ fees shall include, without limitation, fees incurred in connection with the following: (1) discovery; (2) any motion, - 74 -

proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under the Bankruptcy Code, as the same shall be in effect from time to time, or any similar law; (3) garnishment, levy, and debtor and third party examinations; and (4) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment. Any and all of the foregoing amounts referred to in this Section 24(a) shall be deemed a part of the Obligations hereunder. Without prejudice to the survival of any other agreement of Seller hereunder, the covenants and obligations of Seller contained in this Section 24(a) shall survive the payment in full of the Repurchase Price and all other amounts payable hereunder and delivery of the Purchased Assets by Purchaser against full payment therefor. (b) In addition to any rights and remedies of Purchaser hereunder and at law, upon the occurrence and continuation of an Event of Default, Purchaser and its Affiliates shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable law, upon any amount becoming due and payable (whether at the stated maturity, by acceleration or otherwise) by Seller hereunder, under the Mortgage Loan Participation Purchase and Sale Agreement or under any other warehouse, repurchase, or mortgage servicing rights facility or related trade line entered into between Seller, on the one hand, and Purchaser or any of its Affiliates, on the other hand, to set-off and appropriate and apply against such amount any and all Property and deposits (general or special, time or demand, provisional or final), in any currency, or any other credits, indebtedness or claims, in any currency, or any other collateral (in the case of collateral not in the form of cash or such other marketable or negotiable form, by selling such collateral in a recognized market therefor or as otherwise permitted by law or as may be in accordance with custom, usage or trade practice), in each case, whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Purchaser or any Affiliate thereof to or for the credit or the account of Seller except and to the extent that any of the same are held by Seller for the account of another Person. Upon the occurrence of an Event of Default, Purchaser may also set-off cash and all other sums or obligations owed by Purchaser or its Affiliates to Seller (whether under this Agreement, under the Mortgage Loan Participation Purchase and Sale Agreement or under any other warehouse, repurchase, or mortgage servicing rights facility or related trade line entered into between Seller, on the one hand, and Purchaser or any of its Affiliates, on the other hand) against all of Seller’s obligations to Purchaser or its Affiliates (whether under this Agreement, under the Mortgage Loan Participation Purchase and Sale Agreement or under any other warehouse, repurchase, or mortgage servicing rights facility or related trade line entered into between Seller, on the one hand, and Purchaser or any of its Affiliates, on the other hand), whether or not such obligations are then due. The exercise of any such right of set-off shall be without prejudice to Purchaser’s or its Affiliate’s right to recover any deficiency. Purchaser agrees to promptly notify Seller after any such set-off and application made by Purchaser; provided that the failure to give such notice shall not affect the validity of such set-off and application. 25. FURTHER ASSURANCES Seller agrees to do such further acts and things and to execute and deliver to Purchaser such additional assignments, acknowledgments, agreements, powers and instruments as are reasonably required by Purchaser to carry into effect the intent and purposes of this Agreement, - 75 -

to perfect the interests of Purchaser in the Purchased Assets or to better assure and confirm unto Purchaser its rights, powers and remedies hereunder. 26. ENTIRE AGREEMENT; PRODUCT OF NEGOTIATION This Agreement supersedes and integrates all previous negotiations, contracts, agreements and understandings between the parties relating to a sale and repurchase of Purchased Assets and Additional Purchased Mortgage Loans, and it, together with the other Program Documents, and the other documents delivered pursuant hereto or thereto, contains the entire final agreement of the parties. No prior negotiation, agreement, understanding or prior contract shall have any validity hereafter. 27. TERMINATION This Agreement shall remain in effect until the Termination Date. However, no such termination shall affect Seller’s outstanding obligations to Purchaser at the time of such termination. Seller’s obligations to indemnify Purchaser pursuant to this Agreement and the other Program Documents shall survive the termination hereof. 28. REHYPOTHECATION; ASSIGNMENT (a) Purchaser may, in its sole election, and without the consent of the Seller but after providing at least ten (10) Business Days’ prior written notice to Seller, engage in repurchase transactions with the Purchased Assets or otherwise pledge, hypothecate, assign, transfer or otherwise convey the Purchased Assets with a counterparty of Purchaser’s choice, in all cases subject to Purchaser’s obligation to reconvey the Purchased Assets (and not substitutes therefor) on the Repurchase Date, all at no cost to the Seller. In the event Purchaser engages in a repurchase transaction with any of the Purchased Assets or otherwise pledges or hypothecates any of the Purchased Assets, (i) Purchaser shall have the right to assign to Purchaser’s counterparty any of the applicable representations or warranties in Exhibit B to this Agreement and the remedies for breach thereof, as they relate to the Purchased Assets that are subject to such repurchase transaction, (ii) the Purchaser’s obligations under this Agreement shall remain unchanged, (iii) the Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iv) Seller shall continue to deal solely and directly with Purchaser in connection with Purchaser’s rights and obligations under this Agreement and the other Program Documents. (b) The Program Documents and the Seller’s rights and obligations thereunder are not assignable by Seller without the prior written consent of Purchaser. Any Person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller shall be a party, or any Person succeeding to the business of Seller, shall be the successor of Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Subject to the consent of the Seller (such consent not to be unreasonably withheld) and at no cost or expense to the Seller, each of Purchaser and Agent may, in its sole election, assign or participate all or a portion of its rights and obligations under this Agreement and the Program Documents with a counterparty of Purchaser’s or Agent’s choice; provided, - 76 -

that any assignment or participation to an Affiliate of Purchaser or any of the additional purchasers identified in Section 1 hereof or pursuant to Purchaser’s rehypothecation programs shall not require the consent of Seller. Purchaser or Agent shall notify Seller of any such assignment and participation and Agent shall maintain at its offices located in the United States, for review by Seller upon written request, a register of assignees and participants (the “Register”) and a copy of any executed assignment and acceptance by Purchaser or Agent and assignee (“Assignment and Acceptance”), on which the Agent shall enter the name and address of each assignee or participant and specify therein the percentage or portion of such rights and obligations assigned. The entries in the Register shall be conclusive absent manifest error, and Seller, the Agent and the Purchasers shall treat each Person whose name is recorded in the Register pursuant to the preceding sentence as a Purchaser hereunder. The Seller agrees that, for any such permitted assignment, Seller will cooperate with the prompt execution and delivery of documents reasonably necessary for such assignment process to the extent that Seller incurs no cost or expense that is not paid by the Purchaser or Agent, as applicable. Upon such assignment, (a) such assignee shall be a party hereto and to each Program Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Purchaser or Agent hereunder, and (b) Purchaser or Agent shall, to the extent that such rights and obligations have been so assigned by it to either (i) an Affiliate of Purchaser or Agent which assumes the obligations of Purchaser or Agent hereunder or (ii) to another Person which assumes the obligations of Purchaser or Agent hereunder, be released from their obligations hereunder accruing thereafter and under the Program Documents. (c) Purchaser and Agent may distribute to any prospective assignee, participant or pledgee any document or other information delivered to Purchaser by Seller subject to the confidentiality restrictions contained in Section 35 hereof; accordingly, such prospective assignee, participant or pledgee shall be required to agree to confidentiality provisions similar to those set forth in Section 35. 29. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor any consent to any failure to comply herewith or therewith shall in any event be effective unless the same shall be in writing and signed by Seller, Purchaser and Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. 30. SEVERABILITY If any provision of any Program Document is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision of the Program Documents, and each Program Document shall be enforced to the fullest extent permitted by law. 31. BINDING EFFECT; GOVERNING LAW This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES - 77 -

THEREOF (EXCEPT FOR SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). 32. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS EACH OF SELLER, PURCHASER AND AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PROGRAM DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF SELLER, PURCHASER AND AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS, ON BEHALF OF ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS IN ANY ACTION OR PROCEEDING. EACH OF SELLER, PURCHASER AND AGENT HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION IT MAY HAVE TO, NON-EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS. EACH OF SELLER, PURCHASER AND AGENT HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A SUMMONS AND COMPLAINT AND OTHER PROCESS IN ANY ACTION, CLAIM OR PROCEEDING BROUGHT BY ANOTHER PARTY IN CONNECTION WITH THIS AGREEMENT OR THE OTHER PROGRAM DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS, ON BEHALF OF ITSELF OR ITS PROPERTY, IN THE MANNER SPECIFIED IN THIS SECTION 31 AND TO SUCH PARTY’S REGISTERED AGENT OR SUCH OTHER ADDRESS AS SUCH PARTY SHALL HAVE PROVIDED IN WRITING TO THE OTHER PARTIES HERETO. NOTHING IN THIS SECTION 31 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO (I) SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, OR (II) BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS. 33. SINGLE AGREEMENT Seller, Purchaser and Agent acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, Seller, Purchaser and Agent each agree (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, and (ii) that payments, deliveries and other transfers made by any of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries - 78 -

and other transfers in respect of any other Transaction hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted. 34. INTENT (a) Seller, Purchaser and Agent intend and acknowledge that (i) this Agreement and each Transaction hereunder is a “repurchase agreement” as that term is defined in Section 101 of the Bankruptcy Code (except insofar as the type of assets subject to such Transaction or the term of such Transaction would render such definition inapplicable), a “securities contract” as that term is defined in Section 741 of the Bankruptcy Code (except insofar as the type of assets subject to such Transaction or the term of such Transaction would render such definition inapplicable), a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code and a “qualified financial contract” as that term is defined in the Federal Deposit Insurance Act, as applicable (except insofar as the type of assets subject to such Transaction or the term of such Transaction would render such definition inapplicable); (ii) any payments or transfers of property made with respect to this Agreement or any Transaction (e.g., to satisfy a for example Margin Deficit) shall be considered a “margin payment” or “settlement payment” as such terms are defined in Bankruptcy Code Sections 741(5) and 741(8); (iii) each Purchased Asset constitutes either a “security,” “mortgage loan” or “an interest in a mortgage” as such terms are used in the Bankruptcy Code; and (iv) each grant of a security interest/pledge of the Purchased Assets in Section 8 constitutes “a security agreement or other arrangement or other credit enhancement” that is “related to” this Agreement and Transactions hereunder within the meaning of Sections 101(38A)(A), 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code. Without limiting the generality of the foregoing, the parties recognize and intend that each Transaction is a “repurchase transaction” or “reverse repurchase transaction” of “mortgage loans” or “interests” in “mortgage loans” (as such terms are used in Section 741(7) of the Bankruptcy Code). Each party hereto further agrees that it shall not challenge, and hereby waives to the fullest extent available under applicable law its right to challenge, the characterization of this Agreement or any Transaction hereunder as a “master netting agreement,” “repurchase agreement” and/or “securities contract” within the meaning of the Bankruptcy Code. (b) Seller, Purchaser and Agent further intend and acknowledge that (i)(1) for so long as Purchaser is a “financial institution,” “financial participant” or another entity listed in Sections 555, 559, 561, 362(b)(6), 362(b)(7) or 362(b)(27) of the Bankruptcy Code, Purchaser shall be entitled to, without limitation, the liquidation, termination, acceleration, netting, set-off, and non-avoidability rights afforded to parties such as Purchaser to “repurchase agreements” pursuant to Sections 559, 362(b)(7) and 546(f) of the Bankruptcy Code, “securities contracts” pursuant to Sections 555, 362(b)(6) and 546(e) of the Bankruptcy Code, “master netting agreements” pursuant to Sections 561, 362(b)(27) and 546(j) of the Bankruptcy Code and “qualified financial contracts” pursuant to Section 1821(e)(8)(A)(i) of the Federal Deposit Insurance Act, as applicable, and (2) Purchaser’s right to liquidate the Purchased Assets delivered to it in connection with the Transactions hereunder or to accelerate or terminate this Agreement or otherwise exercise any other remedies pursuant to Section 18 hereof is a contractual right to liquidate, accelerate or terminate such Transaction as described in Bankruptcy Code Sections 555, 559 and 561 and Section 1821(e)(8)(A)(i) of the Federal Deposit Insurance Act, as amended (“FDIA”), as applicable, and (ii) Purchaser’s right to set-off claims - 79 -

- 80 - and appropriate and apply any and all deposits of money or property or any other indebtedness at any time held or owing by Purchaser to or for the credit of the account of any Affiliate against and on account of the obligations and liabilities of Seller pursuant to Section 23 hereof is a contractual right as described in Bankruptcy Code Section 561. The parties hereby intend that any provisions hereof or in any other document, agreement or instrument that is related in any way to the servicing of the individual Mortgage Loans shall be deemed “related to” this Agreement within the meaning of Sections 101(38A)(A) and 101(47)(A)(v) of the Bankruptcy Code and part of the “contract” as such term is used in Section 741 of the Bankruptcy Code. (c) The parties further agree that if a party hereto is an “insured depository institution” as such term is defined in the FDIA, then each Transaction hereunder is a “qualified financial contract” as that term is defined in the FDIA, and any rules, orders or policy statement thereunder. (d) It is understood and agreed Seller, Purchaser and Agent by that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA). (e) Seller, Purchaser and Agent agree that this Agreement is intended to create mutuality of obligations among the parties, and as such, the Agreement constitutes a contract which (i) is between all of the parties and (ii) places each party in the same right and capacity. 35. NOTICES AND OTHER COMMUNICATIONS6679 Except as provided herein, all notices required or permitted by this Agreement shall be in writing (including without limitation by Electronic Transmission, email or facsimile) and shall be effective and deemed delivered only when received by the party to which it is sent; provided that notices of Events of Default and exercise of remedies or under Sections 6 or 18 shall be sent via overnight mail and by Electronic Transmission. Any such notice shall be sent to a party at the address, electronic mail or facsimile transmission number set forth below: if to Seller: loanDepot.com, LLC 26642 Towne Centre Drive Foothill Ranch, California 92610 6679 Address was amended by Amendment No. 1, dated as of September 24, 2021.

- 81 - email: CM_Legal@loandepot.com6881 if to Purchaser: Barclays Bank PLC 745 Seventh Avenue, 2nd Floor New York, New York 10019 Attention: US Residential Financing Telephone: (212) 412-7990 E-mail: USResiFinancing@barclays.com Barclays Bank PLC 745 Seventh Avenue, 5th Floor New York, New York 10019 Attention: RMBS Banking Telephone: (212) 528-7482 E-mail: CoreRMBSBanking@barclayscapital.com With copies to: Barclays Bank PLC – Operations US 400 Jefferson Park Whippany, New Jersey 07981 Attention: Whole Loan Operations Telephone: (201) 499-4456 E-Mail: WholeLoanOperati@barclayscapital.com if to Agent: Barclays Bank PLC Attention: Sheila Mayes, EVP, Treasurer6780 Email: smayes@loandepot.com with copies to: loanDepot.com, LLC 26642 Towne Centre Drive Foothill Ranch, California 92610 Attention: Patrick Flanagan, Chief Financial Officer email: pflanagan@loandepot.com Attention: Office of General Counsel 6780 Contact information was amended by Amendment No. 1, dated as of September 24, 2021. 6881 Contact information was amended by Amendment No. 1, dated as of September 24, 2021.

745 Seventh Avenue, 2nd Floor New York, New York 10019 Attention: US Residential Financing Telephone: (212) 412-7990 E-mail: USResiFinancing@barclays.com Barclays Bank PLC 745 Seventh Avenue, 5th Floor New York, New York 10019 Attention: RMBS Banking Telephone: (212) 528-7482 E-mail: CoreRMBSBanking@barclayscapital.com With copies to: Barclays Bank PLC – Operations US 400 Jefferson Park Whippany, New Jersey 07981 Attention: Whole Loan Operations Telephone: (201) 499-4456 E-Mail: WholeLoanOperati@barclayscapital.com or to such other address, e-mail address or facsimile number as either party may notify to the others in writing from time to time. 36. CONFIDENTIALITY Seller, Purchaser and Agent each hereby acknowledge and agree that all written or computer-readable information provided by one party to the other in connection with the Program Documents or the Transactions contemplated thereby, including without limitation, Seller’s Mortgagor information in the possession of Purchaser (the “Confidential Terms”) shall be kept confidential and shall not be divulged to any party without the prior written consent of such other party except for (i) disclosure to Seller’s direct and indirect parent companies, directors, attorneys, agents or accountants, provided that such parties likewise agree to be bound by this covenant of confidentiality, or are otherwise subject to confidentiality restrictions or (ii) with prior (if feasible) written notice to Purchaser, disclosure required by law, rule, regulation or order of a court or other regulatory body or (iii) with prior (if feasible) written notice to Purchaser, disclosure to any approved hedge counterparty to the extent necessary to obtain any Hedge Instrument hereunder or (iv) with prior (if feasible) written notice to Purchaser, any disclosures or filing required under Securities and Exchange Commission (“SEC”) or state securities’ laws; provided that in the case of clause (iv), Seller shall not file the Pricing Side Letter. Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party (and each employee, representative, or other agent of each party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. For this purpose, tax treatment and tax structure shall not include (i) the identity of any existing or - 82 -

future party (or any Affiliate of such party) to this Agreement or (ii) any specific pricing information or other commercial terms, including the amount of any fees, expenses, rates or payments arising in connection with the transactions contemplated by this Agreement, in each case which are not requested by a Governmental Authority and which do not relate to the “tax treatment” and “tax structure” (as defined in the Code and the Federal Income Tax Regulations promulgated thereunder) of the transactions contemplated by the Program Documents. Notwithstanding anything in this Agreement to the contrary, Seller, Purchaser and Agent shall comply with all applicable local, state and federal laws, including, without limitation, all privacy and data protection law, rules and regulations that are applicable to the Purchased Assets and any applicable terms of this Agreement, including information relating to any Mortgage Loan that is not purchased hereunder and information relating to any other Mortgage Loans of Seller that is delivered to Purchaser or Agent by another lender under an intercreditor agreement or other agreement (the “Confidential Information”). Seller, Purchaser and Agent understand that the Confidential Information may contain “nonpublic personal information”, as that term is defined in Section 509(4) of the Gramm-Leach-Bliley Act (the “GLB Act”), and each agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the GLB Act and other applicable federal and state privacy laws. Seller, Purchaser and Agent shall each implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the GLB Act) of the Mortgagors, (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information. Seller, Purchaser and Agent shall notify the other party immediately following discovery of any breach or compromise of the security, confidentiality, or integrity of the nonpublic personal information of any Mortgagor by providing notice directly to the other party. 37. DUE DILIGENCE Purchaser, Agent or any of their respective agents, representatives or permitted assigns shall have the right, upon reasonable prior notice and during normal business hours, no more than one time during any 12-month period (unless an Event of Default has occurred and is continuing, in which case the foregoing limitation of one examination during any 12-month period shall not be applicable), to conduct on-site inspection and perform continuing on-site due diligence reviews of (x) Seller, including, without limitation, for the purpose of verifying compliance with the representations, warranties and covenants made under the Program Documents, (y) the Servicing File and (z) the Purchased Assets. Seller agrees promptly to provide Purchaser, Agent and their respective agents with access to, copies of and extracts from any and all documents, records, agreements, instruments or information (including, without limitation, any of the foregoing in computer data banks and computer software systems) relating to Seller’s respective business, operations, servicing, financial condition, performance of their obligations under the Program Documents, the documents contained in the Servicing Files or the Purchased Assets or assets proposed to be sold hereunder in the possession, or under the control, of Seller. In addition, Seller shall also make available to Purchaser and/or Agent, upon reasonable prior notice and during normal business hours no more than one time during any 12-month period (unless an Event of Default has occurred and is continuing, in which case the foregoing limitation shall not be applicable), a knowledgeable financial or accounting officer of - 83 -

- 84 - Seller for the purpose of answering questions respecting the Purchased Assets. Without limiting the generality of the foregoing, Seller acknowledges that Purchaser shall enter into Transactions with Seller based solely upon the information provided by Seller to Purchaser and/or Agent and the representations, warranties and covenants contained herein, and that Purchaser and/or Agent, at its option, shall have the right at any time to conduct itself or through its agents, or require Seller to conduct quality reviews and underwriting compliance reviews of the individual Mortgage Loans at the expense of Seller. Any such diligence conducted by Purchaser and/or Agent shall not reduce or limit the Seller’s representations, warranties and covenants set forth herein. Seller agrees to reimburse Purchaser and/or Agent for all reasonable out-of-pocket due diligence costs and expenses incurred with one examination during any 12-month period (or in connection with any additional examinations conducted following the occurrence and continuation of an Event of Default) pursuant to this Section 37. 38. USA PATRIOT ACT; OFACSANCTIONS AND ANTI-TERRORISM82 Each of Purchaser and Agent hereby notifies the Seller that pursuant to the requirements of the USA PATRIOT Improvement and Reauthorization Act, Title III of Pub. L. 109-177 (signed into law March 9, 2009) (the “Act”), it is required to obtain, verify, and record information that identifies the Seller, which information includes the name and address of the Seller and other information that will allow each of Purchaser and Agent, as applicable, to identify the Seller in accordance with the Act. Seller hereby represents and warrants to each of Purchaser and Agent, and shall on and as of the Purchase Date for any Transaction and on and as of each date thereafter through and including the related Repurchase Date be deemed to represent and warrant to each of Purchaser and Agent that: (a) (i) Neither the Seller, nor the Parent Company nor, to the Seller’s actual knowledge, any director, officer, or employee of the Seller or any of its subsidiaries, or any originator of a Purchased Asset is named on the list of Specifically Designated Nationals maintained by OFAC or any similar sanctions list issued by OFAC, OFSI, or any other Governmental Authority (collectively, the “OFACSanctions Lists”) or is located, organized, or resident in a country or territory that is, or whose government is, the target of sanctions imposed by OFAC, OFSI, or any other Governmental Authority; and (ii) no Person or Persons on the OFACSanctions Lists owns an equity interest in, whether individually or in the aggregate, directly or indirectly, a fifty percent or greater interest, or otherwise controls, the Seller, the Parent Company or any Originator.; and (iii) to the knowledge of the Seller, neither the Purchaser nor Agent is precluded by any Economic and Trade Sanctions and Anti-Terrorism Laws from entering into this Agreement or any transactions pursuant to this Agreement with the Seller due to the ownership or control by any person or entity of stocks, shares, bonds, debentures, notes, drafts or other securities or obligations of the Seller. (b) (i) Seller will not knowingly conduct business with or engage in any transaction with any Obligor that the Seller or any originator of a Purchased Asset 82 Section 38 was amended by Amendment No. 2, dated as of April 28, 2022.

knows, after reasonable due diligence, (x) is named on any of the OFACSanctions Lists or is located, organized, or resident in a country or territory that is, or whose government currently is, the target of countrywide sanctions imposed by OFAC or any other Governmental Authority; (y) is owned, directly or indirectly, or otherwise controlled, by a Person named on any OFACSanctions List; (ii) if the Seller obtains actual knowledge, after reasonable due diligence, that any Obligor is named on any of the OFACSanctions Lists or that any Person named on an OFAC List owns an equity interest inor Persons on the Sanctions Lists owns, whether individually or in the aggregate, directly or indirectly, ora fifty percent or greater interest, or otherwise controls, the Obligor, or the Seller, as applicable, Seller will give prompt written notice to the Purchaser and Agent of such fact or facts; and (iii) the Seller will (x) comply at all times with the requirements of the Economic and Trade Sanctions and Anti-Terrorism Laws applicable to any transactions, dealings or other actions relating to this Agreement, except to the extent such non-compliance does not result in a violation of applicable law by any of the Purchaser or Agent and (y) will, upon the Purchaser’s or Agent’s reasonable request from time to time during the term of this Agreement, deliver a certification confirming its compliance with the covenants set forth in this Section 3738. 39. EXECUTION IN COUNTERPARTS This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested. The parties agree that this Agreement, any addendum, exhibit or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with E-Sign, UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be reasonably chosen by a signatory hereto, including but not limited to DocuSign. 40. CONTRACTUAL RECOGNITION OF BAIL-IN Seller acknowledges and agrees that notwithstanding any other term of this Agreement or any other agreement, arrangement or understanding with Purchaser, any of Purchaser’s liabilities, as the Bank of England (or any successor resolution authority) may determine, arising under or in connection with this Agreement may be subject to Bail-In Action and Seller accepts to be bound by the effect of: (a) any Bail-In Action in relation to such liability, including (without limitation): - 85 -

(i) a reduction, in full or in part, of any amount due in respect of any such liability; (ii) a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, Seller; and (iii) a cancellation of any such liability; and (b) a variation of any term of this Agreement to the extent necessary to give effect to Bail-In Action in relation to any such liability. 41. CONTRACTUAL RECOGNITION OF UK STAY IN RESOLUTION (a) Where a resolution measure is taken in relation to any BRRD undertaking or any member of the same group as that BRRD undertaking and that BRRD undertaking or any member of the same group as that BRRD undertaking is a party to this Agreement (any such party to this Agreement being an “Affected Party”), each other party to this Agreement agrees that it shall only be entitled to exercise any termination right under this Agreement against the Affected Party to the extent that it would be entitled to do so under the Special Resolution Regime if this Agreement were governed by the laws of any part of the United Kingdom. (b) For the purpose of this Section 41, “resolution measure” means a ‘crisis prevention measure’, ‘crisis management measure’ or ‘recognised third-country resolution action’, each with the meaning given in the “PRA Rulebook: CRR Firms and Non-Authorised Persons: Stay in Resolution Instrument 2015”, as may be amended from time to time (the “PRA Contractual Stay Rules”), provided, however, that ‘crisis prevention measure’ shall be interpreted in the manner outlined in Rule 2.3 of the PRA Contractual Stay Rules; “BRRD undertaking”, “group”, “Special Resolution Regime” and “termination right” have the respective meanings given in the PRA Contractual Stay Rules. 42. NOTICE REGARDING CLIENT MONEY RULES. Purchaser, as a CRD credit institution (as such term is defined in the rules of the FCA), holds all money received and held by it hereunder as banker and not as trustee. Accordingly, money that is received and held by Purchaser from you will not be held in accordance with the provisions of the FCA’s Client Asset Sourcebook relating to client money (the “Client Money Rules”) and will not be subject to the statutory trust provided for under the Client Money Rules. In particular, Purchaser shall not segregate money received by it from you from Purchaser money and Purchaser shall not be liable to account to you for any profits made by Purchaser use as banker of such cash and upon failure of Purchaser, the client money distribution rules within the Client Asset Sourcebook (the “Client Money Distribution Rules”) will not apply to these sums and so you will not be entitled to share in any distribution under the Client Money Distribution Rules. - 86 -

[SIGNATURE PAGE FOLLOWS] - 87 -

IN WITNESS WHEREOF, Seller, Agent and Purchaser have caused their names to be signed to this Master Repurchase Agreement by their respective officers thereunto duly authorized as of the date first above written. LOANDEPOT.COM, LLC, as Seller By: Name: Title: BARCLAYS BANK PLC, as Purchaser and Agent By: Name: Title: Signature Page to Master Repurchase Agreement

EXHIBIT A-1 MONTHLY CERTIFICATION I, _______________________, _______________________ of loanDepot.com, LLC (the “Seller”), in accordance with that certain Master Repurchase Agreement (“Agreement”), dated as of August 25, 2020, by and between Barclays Bank PLC and Seller do hereby certify that: (i) To the best of my knowledge, no Default or Event of Default has occurred and is continuing. (ii) Attached hereto is a report containing details of Seller’s debt outstanding and debt maturities by lender for the last thirty (30) days. (iii) Attached hereto is a report of Seller’s origination production volume, categorized as purchase or refinance, for the last thirty (30) days. (iv) Attached hereto are certified copies of Seller’s balance sheet and income statement for the last thirty (30) days. (v) Attached hereto is a year-to-date report of Seller’s loan repurchases. [Signature Page Follows] A-1 - 1

Capitalized terms used but not defined herein have the meanings assigned thereto in the Agreement. IN WITNESS WHEREOF, I have signed this certificate. Date: , 20[ ] LOANDEPOT.COM, LLC By:_________________________ Name: Title: A-1 - 2

EXHIBIT A-2 QUARTERLY CERTIFICATION I, _______________________, _______________________ of loanDepot.com, LLC (the “Seller”), in accordance with that certain Master Repurchase Agreement (“Agreement”), dated as of August 25, 2020, by and between Barclays Bank PLC and Seller do hereby certify that: (i) To the best of my knowledge, no Default or Event of Default has occurred and is continuing; and (ii) Seller has complied with each of the covenants set forth in Section 4 of the Pricing Side Letter, as evidenced by the worksheet attached hereto as Schedule One. (iii) Attached hereto is a report containing details of Seller’s debt outstanding and debt maturities by lender for the last fiscal quarter. (iv) Attached hereto is a report of Seller’s origination production volume, categorized as purchase or refinance, for the last fiscal quarter. (v) Attached hereto are certified copies of Seller’s balance sheet and income statement for the last fiscal quarter. (vi) Attached hereto is a year-to-date report of Seller’s loan repurchases. [Signature Page Follows] A-2 - 1

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Agreement. IN WITNESS WHEREOF, I have signed this certificate. Date: , 20[ ] LOANDEPOT.COM, LLC By:_________________________ Name: Title: A-2 - 2

SCHEDULE ONE TO EXHIBIT A OTHER FINANCIAL COVENANTS A-2 - 3

EXHIBIT B REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE LOANS Capitalized terms used but not defined in this Exhibit B have the meanings assigned to such terms in the Master Repurchase Agreement dated as of August 25, 2020 (the “Agreement”), by and between Barclays Bank PLC (“Purchaser” or “Agent”) and loanDepot.com, LLC (“Seller”). Seller hereby represents and warrants to the Purchaser and Agent that, for each Mortgage Loan as of the related Purchase Date and the related Repurchase Date and on each date that such Mortgage Loan is subject to a Transaction: (a) All information set forth in the Seller Mortgage Loan Schedule or required to be delivered by Seller to Purchaser and/or Custodian under the Custodial Agreement is true and correct in all material respects; (b) Such Mortgage Loan is an Eligible Mortgage Loan; (c) Such Mortgage Loan was owned solely by Seller on the related Purchase Date, is not subject to any lien, claim or encumbrance, including, without limitation, any such interest pursuant to a loan or credit agreement for warehousing mortgage loans, and, other than an Agency Scratch and Dent Mortgage Loan, was originated, underwritten and serviced in either (A) Strict Compliance (with respect to Fannie Mae Mortgage Loans and Freddie Mac Mortgage Loans) or (B) compliance with Seller’s underwriting guidelines (with respect to Jumbo Mortgage Loans) with all applicable law and regulations, including without limitation the Federal Truth-in-Lending Act, the Real Estate Settlement Procedures Act, regulations issued pursuant to any of the aforesaid, and any and all rules, requirements, guidelines and announcements of each Agency, and, as applicable, the FHA, HUD and VA, as the same may be amended from time to time; (d) The improvements on the land securing such Mortgage Loan are and will be kept insured at all times by responsible insurance companies reasonably acceptable to Purchaser and the Applicable Agency against fire and extended coverage hazards under policies, binders or certificates of insurance with a standard mortgagee clause in favor of Seller and its assigns, providing that such policy may not be canceled without prior notice to Seller. Any proceeds of such insurance shall be held in trust for the benefit of Purchaser. The scope and amount of such insurance shall satisfy the rules, requirements, guidelines and announcements of the Applicable Agency, and shall in all cases be at least equal to the lesser of (A) the principal amount of such Mortgage Loan or (B) the maximum amount permitted by applicable law, and shall not be subject to reduction below such amount through the operation of a coinsurance, reduced rate contribution or similar clause; (e) Each Mortgage is a valid first lien on the Mortgaged Property and is covered by an attorney’s opinion of title acceptable to the Applicable Agency or by a policy of title insurance on a standard ALTA or similar lender’s form (or a binding commitment therefor) in favor of Seller and its assigns, subject only to exceptions permitted by the applicable Agency Program. Seller shall hold for the benefit of Purchaser such policy of title insurance, and, upon B - 1 request of Purchaser, shall immediately deliver such policy to Purchaser or to the Custodian on behalf of Purchaser; (f) Except with respect to a Jumbo Mortgage Loan and an Agency Scratch and Dent Mortgage Loan (other than any Agency Scratch and Dent Mortgage Loan in which the Seller Mortgage Loan Schedule indicates there is insurance with respect to such Agency Scratch and Dent Mortgage Loan), such Mortgage Loan is either (i) insured by the FHA under the National Housing Act, guaranteed by the VA under the Servicemen’s Readjustment Act of 1944 or (ii) with respect to Fannie Mae Mortgage Loans and Freddie Mac Mortgage Loans, is otherwise eligible to be insured or guaranteed in accordance with the requirements of the applicable Agency Program and, in either case, such Mortgage Loan is not subject to any defect that would prevent recovery in full or in part against the FHA, VA or other insurer or guarantor, as the case may be; (g) A mortgage identification number (“MIN”) has been assigned by MERS and such MIN is accurately provided on the Seller Mortgage Loan Schedule. Either the Mortgage is in favor of MERS or an Assignment of Mortgage to MERS has been duly and properly recorded or in the process of being recorded; (h) Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan; (i) Each Mortgage Loan (other than a Jumbo Mortgage Loan or an Agency Scratch and Dent Mortgage Loan) is eligible for sale to the Applicable Agency and fully complies with all of the terms and conditions, including any covenants, representations and warranties, in the applicable Agency Guide and eligible for securitization by and/or sale to Fannie Mae or Freddie Mac or eligible for inclusion in a Ginnie Mae MBS pool; (j) [Reserved]; (k) Such Mortgage Loan will not result in Negative Amortization; (l) The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” and such “living trust” is in compliance with Applicable Agency guidelines for such trusts; (m) Such Mortgage Loan is not a High Cost Mortgage Loan; (n) No predatory, abusive or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor’s ability to repay the Mortgage Loan and the extension of credit to a Mortgagor which has no tangible net benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan. Such Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of the Fannie Mae Guide; (o) At origination the related Mortgagor’s FICO Score was equal to or greater than 620 (for this purpose, it being acknowledged that the related Mortgagor shall be deemed to have a FICO Score of zero where no FICO Score is available) unless it is a part of an FHA Streamline B - 2 or VA IRRRLs (Interest Rate Reduction Loan) program for which a current FICO Score is not required for credit purposes; (p) If such Mortgage Loan was pledged to another warehouse, credit, repurchase or other financing facility immediately prior to the related Purchase Date, then (i) such pledge has been released immediately prior to, or concurrently with, the related Purchase Date hereunder and (ii) Purchaser has received a Warehouse Lender’s Release Letter in respect of such Mortgage Loan; (q) Such Mortgage Loan has not been released from the possession of the Custodian under Section 5 of the Custodial and Disbursement Agreement to Seller or its bailee for a period in excess of forty-five (45) calendar days (or if such day is not a Business Day, the next succeeding Business Day) or such earlier time period as indicated on the related Request for Release of Documents; (r) [RESERVED]; (s) [RESERVED]; (t) Other than with respect to any Agency Scratch and Dent Mortgage Loan, such Mortgage Loan is a MERS Designated Mortgage Loan; (u) [RESERVED]; (v) With respect to each Mortgage Loan that is a Wet-Ink Mortgage Loan, the Settlement Agent has been instructed in writing by Seller to hold the related Mortgage File as agent and bailee for Purchaser or Agent and to promptly forward such Mortgage File in accordance with the provisions of the Custodial and Disbursement Agreement and the Escrow Instruction Letter (if applicable); (w) [RESERVED]; (x) Except for Mortgage Loans which are eligible for FHA’s 203(k) loan program solely with respect to the initial drawl thereunder, each Mortgage Loan has been fully disbursed and is secured by a first lien on an underlying property as a “closed-end” Mortgage Loan with no further disbursements required by any party; (y) The Mortgage Loan does not have a loan-to-value ratio on 1st mortgages over 97.5% for government insured first loans, 95% on any other loan, or a combined loan-to-value on second loans over 95%; (z) The Mortgage Loan is not secured by property located in a state where the Seller is not licensed as a lender/mortgage banker ; (aa) The Mortgage Loan has not been converted to an ownership interest in real property through foreclosure or deed-in-lieu of foreclosure; B - 3

(bb) The Mortgage Loan relates to Mortgaged Property that consists of (i) a detached single family dwelling, (ii) a two-to-four family dwelling, (iii) a one-family dwelling unit in a Freddie Mac eligible condominium project, (iv) a townhouse, or (v) a detached single family dwelling in a planned unit development none of which is a cooperative or commercial property; and is not related to Mortgaged Property that consists of (a) mixed use properties, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes or manufactured housing units (whether or not secured by real property), (f) any dwelling situated on more than ten acres of property or (h) any dwelling situated on a leasehold estate; (cc) Such Mortgage Loan is not a Restricted Mortgage Loan; (dd) Other than with respect to any MERS Designated Mortgage Loan, Seller has submitted the original or a copy of the Mortgage in respect of each Mortgage Loan for recordation in the appropriate public recording office in the applicable jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller; (ee) Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any individual Mortgage Loan subject to a Transaction to any person other than any sale, assignment, transfer, pledge or hypothecation that is released in conjunction with the sale to Purchaser hereunder, and upon delivery of such Mortgage Loan to Purchaser, Purchaser will be the sole owner thereof (other than for tax and accounting purposes), free and clear of any lien, claim or encumbrance other than those arising under this Agreement; and (ff) In connection with the assignment of any Mortgage Loan registered on the MERS System, the Seller agrees that it will, at the Seller’s own cost and expense, promptly cause the MERS System to indicate that such Mortgage Loan has been transferred to the Purchaser in accordance with the terms of this Agreement by including in MERS’ computer files (a) the code in the field which identifies the specific owner of the Mortgage Loans and (b) the code in the field “Pool Field” which identifies the series in which such Mortgage Loans were sold. The Seller further agrees that it will not alter codes referenced in this paragraph with respect to any Mortgage Loan at any time that such Mortgage Loan is subject to this Agreement, and the Seller shall retain its membership in MERS at all times during the term of this Agreement. B - 4

EXHIBIT C TRANSACTION REPRESENTATIONS Reference is made to the Master Repurchase Agreement, dated as of August 25, 2020 (the “Repurchase Agreement”), by and between Barclays Bank PLC (“Purchaser” and “Agent”) and loanDepot.com, LLC (“Seller”). Capitalized terms used but not otherwise defined herein have the meaning given them in the Repurchase Agreement. Seller hereby represents and warrants to each of Purchaser and Agent, as of the related Purchase Date, that: the Eligible Mortgage Loans have the characteristics on the electronic file or computer tape or disc delivered by Seller to Purchaser. no Default or Event of Default has occurred and is continuing on the related Purchase Date (or to the extent existing, shall be cured after giving effect to the Transaction to be effected on such Purchase Date) and no Default or Event of Default will occur after giving effect to the Transaction to be effected on such Purchase Date as a result of such Transaction; each of the representations and warranties made by the Seller in or pursuant to the Program Documents is true and correct in all material respects on and as of such date as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); each of the representations and warranties made by Seller in or pursuant to the Program Documents is true and correct in all material respects on and as of such Purchase Date as if made on and as of such Purchase Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); Seller has all requisite Approvals; and the Seller has satisfied all applicable conditions precedent in Sections 11(a) and (b) of the Repurchase Agreement and all other requirements of the Program Documents to the extent such conditions and requirements are within its control. The Seller further represents and warrants that (1)(a) with respect to the Eligible Mortgage Loans subject to the requested Transaction that are not Wet-Ink Mortgage Loans, the documents constituting the Mortgage Files (as defined in the Custodial and Disbursement Agreement) and (b) with respect to Eligible Mortgage Loans that are Wet-Ink Mortgage Loans, the Transaction Representations and the Seller Mortgage Loan Schedule, in each case as more specifically identified on the Seller Mortgage Loan Schedule delivered to the Purchaser and the Custodian (the “Receipted Assets”), have been or are hereby submitted to Custodian and such required documents are to be held by the Custodian for the Purchaser, (2) all other documents related to such Receipted Assets (including, but not limited to, mortgages, insurance policies, loan applications and appraisals) have been or will be created and held by Seller for Purchaser, C - 1

(3) all documents related to such Receipted Assets withdrawn from Custodian shall be held by Seller for Purchaser, and (4) upon Purchaser’s wiring of the Initial Purchase Price pursuant to Section 3(b) of the Repurchase Agreement, Purchaser will have purchased the Receipted Assets from the Seller. C - 2

D - 1 EXHIBIT D6983 FORM OF PREFUNDING REQUEST [insert date] [VIA ELECTRONIC TRANSMISSION] Barclays Bank PLC 745 Seventh Avenue, 2nd Floor New York, New York 10019 Attention: US Residential Financing Deutsche Bank National Trust Company 1761 East St. Andrew Place Santa Ana, California 92705 Attention: Custody Administration – LD201C Telephone: (714) 247-6000 Facsimile: (714) 247-6082 Email: christopher.p.corcoran@db.com With a copy to: Deutsche Bank National Trust Company 1761 East St. Andrew Place Santa Ana, California 92705 Attention: Custody Administration – LD201C Telephone: (714) 247-6000 Facsimile: (714) 656-2626 Email: hang-thai.luu@db.com Re: Master Repurchase Agreement, dated as of August 25, 2020, by and between Barclays Bank PLC (“Purchaser” and “Agent”) and loanDepot.com, LLC (“Seller”) Ladies/Gentlemen: Reference is made to the above-referenced Master Repurchase Agreement (the “Repurchase Agreement”; capitalized terms used but not otherwise defined herein have the meaning given them in the Repurchase Agreement). 6983 Exhibit D was amended by Amendment No. 1, dated as of September 24, 2021.

In accordance with Section 3(c) of the Repurchase Agreement, the undersigned Seller hereby requests Purchaser to remit to the following account (the “Disbursement Account”) an amount equal to $________ [which amount shall not be less than $5,000,000] in connection with our subsequent delivery of one or more Seller Mortgage Loan Schedules requesting Purchaser to purchase certain Eligible Mortgage Loans and all related Servicing Rights, on ____________________ [insert requested Purchase Date, which shall be on the date on which Seller delivers such written notice, except that, if Seller delivers such notice after 4:30 p.m. (New York City time) the date shall be one Business Day after the date in which Seller delivers such written notice] (the “Purchase Date”). Wire instructions for the Disbursement Account are as follows: Bank: Deutsche Bank National Trust Company Address: 1761 East St. Andrew Place Santa Ana, California 92705 ABA: 021001033 DDA: 01419647 Ref: NYLTD Funds Control - NY Attention: PORT LD201C.1 By submitting this Prefunding Request, Seller is deemed to have represented that no Responsible Officer of Seller has knowledge of any fact or circumstance that would cause such Responsible Officer to reasonably believe Seller could not represent that all conditions precedent to the Transactions expected to occur the following day shall be satisfied and that all Mortgage Loans to be purchased will be Eligible Mortgage Loans. Very truly yours, LOANDEPOT.COM, LLC By: Name: Title: D - 2

E - 1 EXHIBIT E FORM OF WAREHOUSE LENDER’S RELEASE (Date) Barclays Bank PLC 745 Seventh Avenue, 2nd Floor New York, New York 10019 Attention: US Residential Financing Barclays Bank PLC – Legal Department 745 Seventh Avenue, 20th Floor New York, New York 10019 Attention: General Counsel Barclays Capital – Operations 1301 Sixth Ave, 8th Floor New York, New York 10019 Attention: Roger Billotto Telephone: (212) 320-7303 Email: roger.billotto@barclays.com loanDepot.com, LLC 26642 Towne Centre Drive Foothill Ranch, California 92610 Attention: Sheila Mayes, EVP, Treasurer7084 Email: smayes@loandepot.com and EnterpriseTreasuryWarehouse@loandepot.com Re: Certain Mortgage Loans Identified on Schedule A hereto and owned by loanDepot.com, LLC Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Master Repurchase Agreement, dated as of August 25, 2020 (the “Repurchase Agreement”), between Barclays Bank, PLC and loanDepot.com, LLC. The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the Mortgage Loans described in the attached Schedule A, such release to be effective automatically without any further action by any party upon receipt in the account identified below in immediately available funds of $__________________, representing a loan count of _________, in accordance with the following wire instructions: 7084 Contact information was amended by Amendment No. 1, dated as of September 24, 2021.

[ ] Very truly yours, [WAREHOUSE LENDER] By: Name: Title: [SCHEDULE A TO EXHIBIT E – LIST OF MORTGAGE LOANS TO BE RELEASED] E - 2

EXHIBIT F LIST OF DISAPPROVED MEMBERS OF THE MORTGAGE BACKED SECURITIES DIVISION OF THE FIXED INCOME CLEARING CORPORATION [NONE] F - 1

EXHIBIT G RESERVED G - 2

EXHIBIT H FORM OF SELLER MORTGAGE LOAN SCHEDULE ORIGINATOR_LOAN_ID SERVICER_LOAN_ID CURRENT_BALANCE ADJUSTED_RATE_TYPE CURRENT_RATE NEXT_DUE_DATE ORIGINAL_FICO_SCORE Nradate Pay String ADDRESS CITY STATE_CD ZIP PROPERTY_TYPE_CD NUMBER_OF_UNITS Loan Purpose DOC_LEVEL_CD Loan type AGENCY_PROGRAM_CD IS_NEGAM LIEN_POS ORIGINAL_BALANCE ORIGINAL_APPRAISAL_AMOUNT Sale price First Mortgage Balance Second Mortgage Balance FIRST_PAYMENT_DATE MATURITY_DATE ORIGINATION_DATE ORIGINAL_TERM CURRENT_TERM OWNER_OCCUPANCY_CD IS_BALLOON INDEX_CD Original Rate ARM_MARGIN Payment Frequency RESET_FREQUENCY LIFE_RATE_INCREASE ARM_MIN ARM_MAX ORIGINAL_PNI_PMT FIRST_RATE_ADJ_DATE Self Employed Interest Type INTEREST_ONLY_TERM IS_IO Initial Cap ARM_PERCAP PMI Company PMIPCT PMICertnum Originator Servicer FUNDING_DATE BORROWER_FIRSTNAME BORROWER_LASTNAME BORROWER_SSN CO-BORROWER_FIRSTNAME CO-BORROWER_LASTNAME CO-BORROWER_SSN VA_FLAG VA_Certnum FHA_FLAG FHA_CASE_NUMBER ORIGINAL_DTI FRONT END DTI CURRENT_LTV CURRENT_CLTV ORIGINAL_LTV CHANNEL_CD FUNDING_TYPE Apprform Funddate Servicing_Fee LPMI_Fee IS_PMI Fannie_Eligible Freddie_Eligible Investor_Name Takeout_Percent Du_Case_ LP_Case_ FNMA_REFI_PLUS IS_HARP IS_JUMBO SECTION32_CD MERS_ID H - 1

Cash Out PURPOSE_CD ARM_IPERCAP FIRST_PAY_ADJ_DATE FIXED_PERIOD LOOKBACK DAYS CURRENT APPRAISAL DATE CURRENT APPRAISAL AMOUNT Arm_Lookback Armround c_first_pmt_change_date Warehouse Lender Escrow Flag FIRST_LEGAL_ACTION_DATE SCHEDULED_FC_SALE SALE_HELD FHA_BUYOUT_DATE FORECLOSURE_STATUS_CODE IS_HARP MOD_FLAG INSPECTION_COMPLETED_DATE Forbearance Type Forbearance Start Date Forbearance End Date Modification Date H - 2

I - 1 EXHIBIT I CORRESPONDENT SELLER’S RELEASE [Insert Date] loanDepot.com, LLC 26642 Towne Centre Drive Foothill Ranch, California 92610 Attention: Sheila Mayes, EVP, Treasurer7185 Email: smayes@loandepot.com Re: Correspondent Seller Release Effective immediately upon the receipt (the date and time of such receipt, the “Date and Time of Sale”) by [Name of Correspondent Seller] of $____________, [Name of Correspondent Seller] hereby relinquishes any and all right, title and interest it may have in and to the mortgage loans described in Exhibit A attached hereto (the “Loans”), including any security interest therein, and certifies that all notes, mortgages, assignments and other documents in its possession or in the possession of its custodial agent relating to such Loans have been released to loanDepot.com, LLC or its designee as of the Date and Time of Sale. [NAME OF CORRESPONDENT SELLER] By:________________________________ Name: Title: 7185 Contact information was amended by Amendment No. 1, dated as of September 24, 2021.

EXHIBIT J FORM OF SELLER FINANCIAL STATEMENTS (ANNUAL) J - 1

EXHIBIT K FORM OF SELLER FINANCIAL STATEMENTS (PERIODIC) K - 1

EXHIBIT L

TAKEOUT INVESTORS

Fannie Mae - Account Manager
Freddie Mac - Account Manager
Ginnie Mae
American Financial Resources, Inc.
Amerisave Mortgage Corporation
Banc of California
BAML
BB&T
BOFI Federal Bank
Caliber Home Loans
Chenoa Fund Program
Cenlar FSB
Chase (Correspondent & Investment Bank)
Chase Rural Housing
Citi Global Markets
Citizens Bank of Pennsylvania
CMC Funding
Deutsche Bank
East Cambridge Savings Bank (ECSB)
Envoy Mortgage, Ltd
EverBank
First Guaranty Mortgage Corp (Reverse Bailee Only)
First Mortgage
First Priority Credit Union
Flagstar Bank
Franklin American Mortgage Company
Freedom Mortgage Corporation (Reverse Bailee Only)
Haven Savings
Hudson City Savings Bank
Impac Mortgage Corporation (Reverse Bailee Only)
Investors Bank
M&T (MANDT)
Nations Direct Mortgage, LLC
Nationstar Mortgage
Pacific Union Financial, LLC.
Paramount Residential Mortgage Group, Inc.
PHH Mortgage
Piscataqua Savings Bank
PennyMac (PMAC Lending Services Inc)
Peoples United
Planet Home Lending, LLC
Platinum Home Mortgage Corp
Plaza Home Mortgage, Inc.
Provident Funding
Provident Funding Associates
Scottrade
Servisolutions (Alabama Housing)
SG Capital Partners
Sovereign Bank (Santander)
Station Place Securitization
Stonegate Mortgage Corporation
Sun West Mortgage Company
SunTrust Bank
The Money Source dba Endeavor AML Reverse Bailee Only
Texas Capital Bank
Texas Capital Bank (Doctors Loan Program)
US Bank
WebsterBank (WebsterBank) - Construction to Permament prog.
Wells Fargo
AIG Home Loans 1, LLC
Alliant Credit Union
Ally Bank
American Portfolio Direct
American Portfolio Mortgage
AmeriHome Mortgage Company
Annaly - Onslow Bay Financial LLC.
Associated Bank
Associated Bank (HELP) Program
Astoria
BAML (Jumbo)
Banc Home Loans
Bank of Hope
Bank of Internet
Bank of the Internet
Bank United
Bayview Loan Servicing, LLC

L - 1

BBVA
BB&T Correspondent Lending
Belmont Savings
BMO
BNY Mellon, N.A.
CarVal Investors
Chase - JP Morgan Chase Acq.
Chase - JP Morgan Bank N.A.
Chase 1st
CIT Bank, N.A.
Citadel
CitiMortgage
Citi
Citi Global Markets
Columbia State Bank
Credit Suisse
DeepHaven
DiTech
DLJ Mortgage Capital
Elliott Homes
eResi Mortgage by Soros
EverBank
Fifth Third
First Guaranty Mortgage Corp
First Key Mortgage
First National Bank of America
Freedom Mortgage Corporation
Gateway Mortgage Group a division of Gateway First Bank
Goldman Sachs
Green Tree Servicing
Haven Savings
HomeStreet
UBS Bank USA
Kondaur Capital
Lakeview Loan Servicing LLC
LDC Master Trust
Manufacturers and Traders Trust Company.
Mello Warehouse Securitization Trust 2018-1
Mello Warehouse Securitization Trust 2019-1
Mello Warehouse Securitization Trust 2019-2
MetLife
MFA Financial
MidFirst Bank
Morgan Stanley
Mountain View / Western Alliance
National Homebuyers Fund Inc. (NHF) & Sapphire program
Nationstar Mortgage Inc. dba Mr. Cooper
Nationwide Bank
New Penn
NexBank
North American Savings Bank
Northpointe Bank
NYMT (New York Mortgage Trust)
Onslow Bay Financial LLC
PenFed
Pentagon Fed
PennyMac (PMAC Lending Services Inc)
Peoples United
PNC Bank
Principal Bank
Provident Savings Bank
Quorum Federal Credit Union
Raymond James
Redwood Trust
Scottrade
Security Services Federal Credit Union
SG Capital Partners (40 Yr I/O only on Jefferies)
Stearns Lending, LLC
TIAA-CREF FSB
The Money Source
TD Bank
TruMark Financial Credit Union
Two Harbors
UBS Bank USA
United Bank
US Bank
WebsterBank (WebsterBank)
Wells Fargo Funding
Western Alliance (BW Real Estate, Inc)
WinWater Home Mortgage, LLC (Out of Business)
Alabama Housing Finance Authority (Servisolutions)
CalHFA (Lakeview)
City of Aurora
City of Boston

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Colorado (CHFA) (COHFA)
DuPage Homestead Program, IL
Georgia Housing and Finance Authority
Georgia Dept of Community Affair (DBA State Home Mortgage)
HFA of Lee County
HFA of Miami-Dade County
HFA of Palm Beach County
HFA of Pinellas County Florida (HFA of Hillsborough County)
IDA City of Phoenix and Maricopa County
Idaho Housing and Finance Association
ILL HOUSING - IL Housing Dev Authority
ILL HOUSING - I Refi Program (Illinois Housing Development Authority)
Indiana Housing & Community Development Authority
Invest Atlanta (Atlanta Development Authority) - US Bank
Kentucky Housing Corporation
MAHFA - MA Housing Finance Agency
Maricopa County IDA/Phoenix IDA (Home in 5)
MHCD - Maryland Housing & Community Development
Michigan State Housing Development Authority (MISHDA)
Montgomery County - Housing Opportunities
Nevada Rural Housing Authority
New Mexico Housing (New Mexico Mortgage Finance Agency)
MNHFA - MN Housing Finance Agency
NHHFA - NH Housing Finance Authority
NJHMFA - NJ Housing & Mtge Finance Agency
North Carolina Housing Authority
NV Housing
Orange County HFA
Oregon Housing (Including Habitat For Humanity)
Oklahoma Housing Finance Agency
PENNSYLVANIA HOUSING FINANCE (PA HOUSING)
REI Down Payment Assistance (Oklahoma)
RIHMFC - RI Housing & Mtge Finance Corp
SONYMA - State of NY Mtge Agency
South Carolina Housing Finance Authority
Tennessee Housing Development Agency
Texas Veterans Land Board (Citibank Bond)
The Bank of New York Mellon Trust Company
US Bank Bond Program
Utah Housing Corporation
Virginia Housing
Washington Housing
West Virginia Housing Development Fund (WVHDF)
Wisconsin Housing and Economic Development Authority (WHEDA)
Galton (GMRF)
New York Mortgage Trust (NYMT)
Bank2Online
Hatteras

L - 3